                                                                EXHIBIT 10.4



                                 $230,000,000



                               CREDIT AGREEMENT


                        Dated as of September 30, 1999


                                     Among


                             BMAC HOLDINGS, INC.,


                             as Parent Guarantor,
                             -------------------


                     BETTER MINERALS & AGGREGATES COMPANY,


                                 as Borrower,
                                 -----------


                     GEORGE F. PETTINOS (CANADA) LIMITED,


                             as Canadian Borrower,
                             ---------------------


                                      and


                       THE INITIAL LENDERS NAMED HEREIN


                                      and


                          BANQUE NATIONALE DE PARIS,


              as Agent, Swing Line Bank and Initial Issuing Bank
              --------------------------------------------------



                    ______________________________________

                            CHASE SECURITIES INC.,
                        as Lead Arranger, Book Manager,

                   Syndication Agent and Documentation Agent

                       T A B L E   O F   C O N T E N T S

Section                                                                                                        Page
                  ARTICLE I DEFINITIONS AND ACCOUNTING TERMS


     1.01.  Certain Defined Terms............................................................................   1
     1.02.  Computation of Time Periods; Other Definitional Provisions.......................................  28
     1.03.  Accounting Terms.................................................................................  28

     ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT


     2.01.  The Advances and the Letters of Credit...........................................................  28
     2.02.  Making the Advances..............................................................................  30
     2.03.  Issuance of and Drawings and Reimbursement Under Letters of Credit...............................  32
     2.04.  Drawings of Bankers' Acceptances.................................................................  33
     2.05.  Repayment of Advances............................................................................  36
     2.06.  Termination or Reduction of the Commitments......................................................  38
     2.07.  Prepayments......................................................................................  40
     2.08.  Interest.........................................................................................  43
     2.09.  Fees.............................................................................................  45
     2.10.  Conversion of Advances...........................................................................  46
     2.11.  Renewal and Conversion of Bankers' Acceptances...................................................  47
     2.12.  Increased Costs, Etc.............................................................................  49
     2.13.  Payments and Computations........................................................................  52
     2.14.  Taxes............................................................................................  53
     2.15.  Sharing of Payments, Etc.........................................................................  56
     2.16.  Use of Proceeds..................................................................................  57
     2.17.  Evidence of Debt.................................................................................  58
     2.18.  Replacement of Lenders...........................................................................  58

                       ARTICLE III CONDITIONS OF LENDING


     3.01.  Conditions Precedent to Initial Extension of Credit..............................................  59
     3.02.  Conditions Precedent to Each Borrowing, Drawing and Issuance.....................................  66
     3.03.  Determinations Under Section 3.01................................................................  67

                   ARTICLE IV REPRESENTATIONS AND WARRANTIES

     4.01.  Representations and Warranties of the Borrower..................................................   67

         ARTICLE V COVENANTS OF THE BORROWER OF THE CANADIAN BORROWER
                          AND OF THE PARENT GUARANTOR


     5.01.  Affirmative Covenants...........................................................................   73
     5.02.  Negative Covenants..............................................................................   77
     5.03.  Reporting Requirements..........................................................................   86
     5.04.  Financial Covenants.............................................................................   89
     5.05.  Covenants of the Canadian Borrower..............................................................   92

                         ARTICLE VI EVENTS OF DEFAULT


     6.01.  Events of Default...............................................................................   92
     6.02.  Actions in Respect of the Letters of Credit and Bankers' Acceptances upon Default...............   95

                             ARTICLE VII THE AGENT


     7.01.  Authorization and Action........................................................................   95
     7.02.  Agent's Reliance, Etc...........................................................................   96
     7.03.  BNP and Affiliates..............................................................................   96
     7.04.  Lender Party Credit Decision....................................................................   96
     7.05.  Indemnification.................................................................................   97
     7.06.  Successor Agents................................................................................   98

                          ARTICLE VIII MISCELLANEOUS


     8.01.  Amendments, Etc.................................................................................   99
     8.02.  Notices, Etc....................................................................................  100
     8.03.  No Waiver; Remedies.............................................................................  100
     8.04.  Costs and Expenses..............................................................................  100
     8.05.  Right of Set-off................................................................................  102
     8.06.  Binding Effect..................................................................................  102
     8.07.  Assignments and Participations..................................................................  103
     8.08.  Execution in Counterparts.......................................................................  105
     8.09.  No Liability of the Issuing Bank................................................................  105
     8.10.  Confidentiality.................................................................................  106
     8.11.  Jurisdiction, Etc...............................................................................  106
     8.12.  Judgment........................................................................................  106
     8.13.  Governing Law...................................................................................  107

     8.14.  Waiver of Jury Trial................................      107
     8.15.  Power of Attorney...................................      107

SCHEDULES


Schedule I                  -      Commitments and Applicable Lending Offices

Schedule II                 -      Subsidiary Guarantors

Schedule 1.01               -      Existing Letters of Credit

Schedule 3.01(f)            -      Surviving Debt

Schedule 3.01(g)(vii)       -      Secretary of State Certificates

Schedule 3.01(g)(x)(A)      -      UCC Financing Statement Filings

Schedule 3.01(g)(x)(B)      -      Lien Searches

Schedule 3.01(g)(xiv)(B)    -      Properties Requiring Boundary Surveys

Schedule 3.01(g)(xiv)(C)    -      Properties Requiring Survey Affidavits

Schedule 3.01(g)(xxii)      -      Local Counsel

Schedule 3.01(g)(xxv)       -      Locations of Leased Properties Requiring
                                   Landlord Consents

Schedule 4.01(a)            -      Share Ownership

Schedule 4.01(b)            -      Subsidiaries

Schedule 4.01(d)            -      Authorizations, Approvals, Actions, Notices
                                   and Filings

Schedule 4.01(l)            -      Plans, Multiemployer Plans and Welfare Plans

Schedule 4.01(t)(i)         -      Environmental Laws and Permits

Schedule 4.01(t)(ii)        -      Environmental Action

Schedule 4.01(u)(i)         -      Environmental Listing

Schedule 4.01(u)(ii)        -      Storage Tanks

Schedule 4.01(u)(iii)       -      Asbestos

Schedule 4.01(u)(iv)        -      Hazardous Material

Schedule 4.01(z)            -      Open Years

Schedule 4.01(aa)           -      Excluded Federal Tax Liability

Schedule 4.01(bb)           -      Excluded State, Local and Foreign Tax
                                   Liability

Schedule 4.01(ee)           -      Existing Debt

Schedule 4.01(gg)           -      Material Owned Real Property

Schedule 4.01(hh)           -      Material Leased Real Property

Schedule 4.01(ii)           -      Investments

Schedule 4.01(jj)           -      Intellectual Property

Schedule 5.01(m)         -  Properties Requiring Post-Closing Surveys

Schedule 5.02(a)(iii)    -  Existing Liens

Schedule 5.02(e)(v)      -  Disposable Real Property

EXHIBITS

Exhibit A-1    -  Form of Term A Note

Exhibit A-2    -  Form of Term B Note

Exhibit A-3    -  Form of Working Capital Note

Exhibit A-4    -  Form of Acquisition Note

Exhibit A-5    -  Form of Canadian Borrower Note

Exhibit A-6    -  Form of Generic Draft

Exhibit B-1    -  Form of Notice of Borrowing

Exhibit B-2    -  Form of Notice of Drawing

Exhibit C      -  Form of Assignment and Acceptance

Exhibit D      -  Form of Security Agreement

Exhibit E      -  Form of Parent Guarantor Security Agreement

Exhibit F      -  Form of Intellectual Property Security Agreement

Exhibit G      -  Form of Canadian Security Agreement

Exhibit H      -  Form of Parent Guaranty

Exhibit I      -  Form of Subsidiary Guaranty

Exhibit J      -  Form of Mortgage

Exhibit K      -  [Intentionally Omitted]

Exhibit L-1    -  Form of Opinion of Counsel for the Borrower, the Parent
                    Guarantor and the Subsidiary Guarantors

Exhibit L-2    -  Form of Opinion of Local Counsel to the Borrower

Exhibit L-3    -  Form of Opinion of Canadian Counsel to the Canadian Borrower

Exhibit M-1    -  Form of Parent Guarantor Solvency Certificate with Respect to a Permitted Acquisition

Exhibit M-2    -  Form of Parent Guarantor Solvency Certificate with Respect to the Acquisition

Exhibit M-3    -  Form of Parent Guarantor Solvency Certificate with Respect to an Acquisition Borrowing

Exhibit N-1    -  Form of Borrower Intercompany Note

Exhibit N-2    -  Form of Subsidiary Intercompany Note

Exhibit O      -  Form of Canadian Borrower Intercompany Note

                               CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of September 30, 1999 (this "Agreement"), among BMAC Holdings, Inc., a Delaware corporation (the "Parent Guarantor"),
                                                        ----------------
Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), George F. Pettinos (Canada)
                                      --------
Limited, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower"), the banks, financial institutions and other
      -----------------
institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), and Banque Nationale de Paris ("BNP"), as the
              ---------------                                    ---
Initial Issuing Bank (the "Initial Issuing Bank"), as the swing line bank (the
                           --------------------
"Swing Line Bank") and as agent (together with any successor appointed pursuant
 ---------------
to Article VII, the "Agent") for the Lender Parties (as hereinafter defined).
                     -----

PRELIMINARY STATEMENTS:

          (1) The Borrower has requested that the Lender Parties make available to the Borrower and the Canadian Borrower the Facilities (as hereinafter defined) (a) to finance the acquisition (the "Acquisition") by the Borrower,
                                              -----------
directly or indirectly, of (i) all of the issued and outstanding capital stock of Commercial Stone Co. Inc., a Pennsylvania corporation ("CSC"), (ii) all the outstanding partnership interests in Commercial Aggregates Transportation and Sales, L.P., a Pennsylvania limited partnership ("CATS"), and (iii) certain real property (collectively with CSC and CATS, the "Acquired Businesses"), all
                                               -------------------
pursuant to the Purchase Agreement (as hereinafter defined), (b) to refinance certain Existing Debt, (c) to pay transaction fees and expenses, (d) to provide for working capital for the Borrower and the Canadian Borrower, (e) to finance the purchase of Permitted Acquisitions and (f) for other general corporate purposes permitted under this Agreement.

          (2) The Lender Parties are willing to provide the Facilities upon terms and conditions provided herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquired Businesses" has the meaning specified in the Preliminary
           -------------------
Statements hereto.

          "Acquired EBITDA" means, with respect to any Acquired Entity or
           ---------------
Business or any Sold Entity or Business for any period, the EBITDA of such Entity or Business for such period.

          "Acquired Entity or Business" has the meaning specified in the
           ---------------------------
     definition of the term "Adjusted EBITDA".
                             ---------------

          "Acquisition" has the meaning specified in the Preliminary Statements
           -----------
     hereto.

          "Acquisition Advance" has the meaning specified in Section 2.01(e).
           -------------------

          "Acquisition Borrowing" means a borrowing consisting of simultaneous
           ---------------------
     Acquisition Advances of the same Type made by the Acquisition Lenders, made, converted or continued on the same date and, in the case of Eurodollar Rate Advances, as to which a single Interest Period is in effect.

          "Acquisition Commitment" means, with respect to any Acquisition Lender
           ----------------------
     at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Acquisition Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Acquisition Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Acquisition Facility" means, at any time, the aggregate amount of the
           --------------------
     Acquisition Lenders' Acquisition Commitments at such time.

          "Acquisition Lender" means any Lender that has an Acquisition
           ------------------
     Commitment.

          "Acquisition Note" means a promissory note of the Borrower payable to
           ----------------
     the order of any Acquisition Lender, in substantially the form of Exhibit A-4 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Acquisition Advances made by such Lender, to the extent required to be issued pursuant to Section 2.17.

          "Acquisition Reduction Amount" has the meaning specified in Section
           ----------------------------
     2.07(b)(vi).

          "Advance" means a Term Advance, a Working Capital Advance, an
           -------
     Acquisition Advance, a Swing Line Advance, a Canadian Borrower Advance or a Letter of Credit Advance.

          "Adjusted EBITDA" means, with respect to any Person for any period,
           ---------------
     EBITDA of such Person for such period, calculated by (a) including in the determination thereof the Acquired EBITDA of any other Person, property, business or asset acquired during such period pursuant to a transaction permitted under
     Section 5.02(f) and not subsequently sold, transferred or otherwise disposed of during such period to the extent acquired by such Person or any of its Subsidiaries during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an "Acquired Entity or Business"), based on the actual Acquired EBITDA of
      ---------------------------
     such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) and (b) excluding in the determination thereof the Acquired EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of by such Person or any of its Subsidiaries during such period (each such Person, property, business or asset so sold or disposed of, a "Sold Entity or Business")
                                                  -----------------------
     based on the actual Acquired EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer or disposition).

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise, provided that the term "Affiliate",
                                             --------
     as to The Chase Manhattan Bank, shall be deemed not to include Chase
     Capital.

          "Agent" has the meaning specified in the recital of parties to this
           -----
     Agreement.

          "Agent's Account" means (a) in the case of Advances (other than
           ---------------
     Canadian Borrower Advances), the account of the Agent maintained by the Agent at the Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10048, ABA No. 026007689, for further credit to Account No. 750420-701-03 or such other account maintained by the Agent and designated by the Agent in a written notice to the Lender Parties and the Borrower, and (b) in the case of any Canadian Borrower Advance, the account of the Sub-Agent designated in writing from time to time by the Agent to the Canadian Borrower and the Canadian Lenders for such purpose.

          "Annualization Factor" means a factor the numerator of which is the
           --------------------
     number 365 and the denominator of which is the number of days in the Rolling Period.

          "Applicable Borrower" means (a) with respect to the Term A Facility,
           -------------------
     the Term B Facility, the Working Capital Facility, the Acquisition Facility, the Swing Line Facility or the Letter of Credit Facility or any Advances or Borrowings thereunder, the Borrower and

     (b) with respect to the Canadian Facility or any Advances, Drawings or Borrowings thereunder, the Canadian Borrower.

          "Applicable Lending Office" means (a) in the case of any Advances
           -------------------------
     (other than a Canadian Borrower Advance) and with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Base Rate Advance, such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and (b) in the case of any Canadian Borrower Advance, each Canadian Lender's Canadian Domestic Lending Office.

          "Applicable Margin", with respect to Advances under the Term A
           -----------------
     Facility, the Working Capital Facility, the Acquisition Facility and the Canadian Facility, Bankers' Acceptances or commitment fees under the Working Capital Facility or the Acquisition Facility, as the case may be, means the applicable percentage per annum determined by reference to the ratio of (i) Funded Debt as of the last day of the most recently ended fiscal quarter to (ii) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended prior to the start of such period, as determined pursuant to the financial statements most recently delivered to the Agent at the end of each fiscal quarter, as the case may be, as set forth below:

  ========================================================================================================================

                                                          Eurodollar Rate
                             Base Rate                       Advances
                          Advances under                  under the Term       Applicable      Working
                           the Term A        Canadian     A Facility, the     Margin with      Capital     Acquisition
     Funded Debt to       Facility, the        Prime          Working          respect to     Facility       Facility
     EBITDA Ratio        Working Capital       Rate       Capital Facility      Bankers'     Commitment    Commitment
                         Facility and the    Advances         and the         Acceptances       Fees          Fees
                           Acquisition                      Acquisition
                            Facility                         Facility
  ------------------------------------------------------------------------------------------------------------------------
  Level I
  -------
    greater than 4.50
    to 1.00                   2.00%           2.50%            3.00%             4.25%           0.50%        0.75%
  ------------------------------------------------------------------------------------------------------------------------

  Level II
  --------
    less than or
    equal to 4.50 to
    1.00 but greater
    than 4.25 to 1.00         1.75%           2.25%            2.75%             4.00%           0.50%        0.75%
  ------------------------------------------------------------------------------------------------------------------------

  Level III
  ---------
    less than or
    equal to 4.25 to
    1.00 but greater than     1.50%           2.00%            2.50%             3.75%           0.50%        0.75%

  ----------------------------------------------------------------------------------------------------------------------
    than 4.00 to 1.00
  ----------------------------------------------------------------------------------------------------------------------

   Level IV
   --------
    less than or
    equal to 4.00 to
    1.00 but greater
    than 3.75 to 1.00         1.25%           1.75%            2.25%             3.50%           0.375%       0.50%
 -----------------------------------------------------------------------------------------------------------------------

  Level V
  -------
    less than or
    equal to 3.75 to
    1.00                      1.00%           1.50%            2.00%             3.25%           0.375%       0.50%
========================================================================================================================

    provided that (a) from the date of the Initial Extension of Credit through
    --------
    and including March 31, 2000, the Applicable Margin shall at all times be the Level I Applicable Margin referred to above, (b) no change in the Applicable Margin shall be effective until five Business Days after the date on which the Agent receives financial statements at the end of each fiscal quarter, and (c) if the Borrower has not submitted to the Agent the information described in clause (b) of this proviso as and when required,
                                                -------
    the Applicable Margin shall be the Level I Applicable Margin for so long as such information described in clause (b) of this proviso has not been
                                                     -------
    received by the Agent.

          "Appropriate Lender" means, at any time, with respect to (a) any of
           ------------------
    the Term A, Term B, Working Capital, Canadian or Acquisition Facilities, a Lender that has a Commitment with respect to such Facility at such time, (b) the Letter of Credit Facility, (i) any Issuing Bank and (ii) if the other Working Capital Lenders have made Letter of Credit Advances pursuant to
    Section 2.03(c) that are outstanding at such time, each such other Working Capital Lender and (c) the Swing Line Facility, (i) the Swing Line Bank and
    (ii) if the other Working Capital Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each such other Working Capital Lender.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
    into by a Lender Party and an Eligible Assignee, and accepted by the Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

          "Available Amount" of any Letter of Credit means, at any time, the
           ----------------
    maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "BA Lending Office" means, with respect to each Canadian Lender, the
           -----------------
    office of such Lender set forth as its "BA Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a lender or such other office of such Lender in Canada as such Lender may from time to time specify to the Canadian Borrower and the Agent for such purpose.

          "BA Rate" means, for all Bankers' Acceptances comprising part of the
           -------
     same Drawing to be purchased by a Canadian Lender, the average rate (calculated on an annual basis of a year of 365 days or 366 Days, as the case may be, and rounded up to the nearest multiple of 1/4 of 1%, if such average is not such a multiple) for Canadian Dollar bankers' acceptances having a comparable term that appears on the Reuters Screen CDOR Page (or such other page as is a replacement page for such bankers' acceptances) at 10:00 A.M. (Toronto time) or, if such rate is not available at such time, the applicable discount rate in respect of such Bankers' Acceptances shall be the discount rate (calculated on an annual basis of 365 days or 366 days, as the case may be), quoted by the Sub-Agent at 9:30 A.M. (Toronto time) on the date of such Drawing as the discount rate at which the Sub-Agent would purchase, on such date, its own bankers' acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances to be acquired by such Canadian Lender as part of such Drawing.

          "Bankers' Acceptance" has the meaning specified in Section 2.01(d).
           -------------------

          "Bank Hedge Agreement" means any Hedge Agreement required or permitted
           --------------------
     under Article V that is entered into by and between a Loan Party and any Hedge Bank.

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by BNP in New York, New York, from time to time, as its prime rate (and such term shall not be construed to be its best or most favorable rate); and

               (b)  1/2 of one percent per annum above the Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
     in Section 2.08(b)(i).

          "BNP" has the meaning specified in the recital of parties to this
           ---
     Agreement.

          "Borrower" has the meaning specified in the recital of parties to this
           --------
     Agreement.

          "Borrower's Account" means (a) with respect to the Borrower, the
           ------------------
     account of such Borrower maintained by the Borrower with BNP at its office at 499 Park Avenue, New York, New York 10022, Account No. 200877-001-91, or such other account as the Borrower and the Agent may from time to time designate as such "Borrower's Account", and (b) with respect to the Canadian Borrower, the account of such Canadian Borrower maintained by the Canadian Borrower with the Sub-Agent at its office at 121 King Street West, Suite 2130, Toronto M5H 3T9, Account
     No. 03-32551, or such other account as the Canadian Borrower and the Agent may from time to time designate as such "Borrower's Account".

          "Borrowing" means a Term Borrowing, a Working Capital Borrowing, an
           ---------
     Acquisition Borrowing, a Canadian Borrowing or a Swing Line Borrowing.

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Business Plan" means the business plan of the Borrower which shall be
           -------------
     in form and substance reasonably satisfactory to the Agent (including projected balance sheets, income, stockholders' equity and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year then ended).

          "Canadian Borrower" has the meaning specified in the recital of
           -----------------
     parties to this Agreement.

          "Canadian Borrower Advance" has the meaning specified in Section
           -------------------------
     2.01(d).

          "Canadian Borrower Note" means a promissory note of the Canadian
           ----------------------
     Borrower payable to the order of any Canadian Lender, in substantially the form of Exhibit A-5 hereto, evidencing the aggregate indebtedness of the Canadian Borrower to such Lender resulting from the Canadian Borrower Advances made by or otherwise owing to such Lender, to the extent required to be issued pursuant to Section 2.17.

          "Canadian Borrowing" means a borrowing consisting of simultaneous
           ------------------
     Canadian Borrower Advances made by the Canadian Lenders on the same date.

          "Canadian Business Day" means a day of the year on which banks are not
           ---------------------
     required or authorized by law to close in Toronto, Ontario, Canada.

          "Canadian Cash Collateral Account" has the meaning specified in the
           --------------------------------
     Canadian Security Agreement.

          "Canadian Commitment" means, with respect to any Canadian Lender at
           -------------------
     any time, the Canadian Dollar amount set forth opposite such Lender's name on Schedule I hereto under the caption "Canadian Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Canadian Commitment", as such Canadian Dollar amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Canadian Dollars" and "CN$" each means lawful money of Canada.
           ----------------       ---

          "Canadian Domestic Lending Office" means, with respect to each
           --------------------------------
     Canadian Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Canadian Borrower and the Agent.

          "Canadian Facility" means, at any time, the aggregate amount of the
           -----------------
     Canadian Lenders' Canadian Commitments at such time.

          "Canadian Interbank Rate" means the interest rate, expressed as a
           -----------------------
     percentage per annum, which is customarily used by the Agent when calculating interest due by it or owing to it arising from or in connection with correction of errors between it and other Canadian chartered banks.

          "Canadian Lender" means any Lender that (a) is a resident in Canada
           ---------------
     for purposes of the Income Tax Act (Canada) and (b) has a Canadian Commitment.

          "Canadian Prime Rate" means a fluctuating interest rate per annum in
           -------------------
     effect from time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by the Sub-Agent in Toronto, Ontario from time to time as its prime rate for determining rates of interest on commercial loans in Canadian Dollars made by it in Canada; and

               (b) 3/4 of one percent per annum above the rate for 30-day Canadian Dollar bankers' acceptances that appears on the Reuters Screen CDOR Page (or any replacement page) as of 10:00 A.M. (Toronto, Ontario time) on the date of determination.

          "Canadian Prime Rate Advance" means a Canadian Borrower Advance made
           ---------------------------
     in Canadian Dollars that bears interest as provided in Section
     2.08(b)(iii).

          "Canadian Security Agreement" has the meaning specified in Section
           ---------------------------
     3.01(g)(xi).

          "Capital Expenditures" means, for any Person for any period, the sum
           --------------------
     of, without duplication, (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto (excluding capitalized interest), that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person plus (b) the aggregate principal amount of all Debt (including the aggregate principal amount of Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures; provided, however, there shall be excluded from the definition of Capital
     --------  -------
     Expenditures, expenditures made to finance Permitted Acquisitions.

          "Capitalized Leases" means all leases that have been or should be, in
           ------------------
     accordance with GAAP, recorded as capitalized leases.

          "Carryover Amount" has the meaning specified in Section 5.04(d).
           ----------------

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
     the Parent Guarantor or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents or Permitted Liens and, other than in the case of investments described in clause (d) below, having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion, (c) commercial paper in an aggregate amount of no more than $250,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Services, (d) money market or mutual funds that invest in Cash Equivalents of the types described in clauses (a), (b) and (c) above or (e) in the case of the Canadian Borrower, any equivalent, prudent, short-term investment consistent with the foregoing.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental Response, Compensation
           -------
     and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Chase Capital" means Chase Capital Partners ("CCP") and its
           -------------                                 ---
     affiliates, which include any corporation, any general partnership, any limited partnership or any limited liability corporation, the beneficial interests of which are owned directly or indirectly by one or more present or former employees or executives of CCP or the respective Affiliates of any of the foregoing entities.

          "Collateral" means all "Collateral" and all "Intellectual Property
           ----------
     Collateral", referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Agent for the benefit of the Secured Parties.

          "Collateral Documents" means the Security Agreement, the Canadian
           --------------------
     Security Agreement, the Intellectual Property Security Agreement, the Parent Guarantor Security Agreement, the Mortgages and any other agreement that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties (including, without limitation, any agreement executed and delivered pursuant to Section 5.01(m)).

          "Commitment" means a Term A Commitment, a Term B Commitment, a Working
           ----------
     Capital Commitment, a Canadian Commitment, an Acquisition Commitment, a Swing Line Commitment or a Letter of Credit Commitment.

          "Confidential Information" means information furnished to the Agent or
           ------------------------
     any Lender Party on a confidential basis by or on behalf of any Loan Party and designated as such, but does not include any such information that is or becomes generally available to the public (other than through any breach of any undertaking hereunder or in connection herewith) or that is or becomes available to the Agent or such Lender from a source other than any Loan Party, Chase Capital, Chase Securities Inc. or D. George Harris & Associates, Inc.

          "Consolidated" refers, with respect to any Person, to the
           ------------
     consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

          "Conversion", "Convert" and "Converted" each refer to a conversion of
           ----------    -------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section 2.10, 2.11 or 2.12.

          "Conversion Date" means September 30, 2002.
           ---------------

          "Current Assets" of any Person means all assets of such Person that
           --------------
     would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Current Liabilities" of any Person means (a) all Debt of such Person
           -------------------
     that by its terms is payable on demand or matures within one year after the date of determination other than Funded Debt and (b) all other items (including, without limitation, taxes accrued as estimated and payable within twelve months) that in accordance with GAAP would be classified as current liabilities of such Person.

          "D. George Harris & Associates Person" shall mean each of D. George
           ------------------------------------
     Harris, Anthony J. Petrocelli, Richard J. Donahue, Donald G. Kilpatrick, Richard J. Nick and any other Persons whose shares of stock of USS Holdings, Inc. are voted by one or more of D. George Harris, Anthony J. Petrocelli and Donald G. Kilpatrick so long as such Persons are associated with D. George Harris & Associates, LLC.

          "Debt" of any Person means, without duplication, (a) all indebtedness
           ----
     of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Declining Lender" has the meaning specified in Section 2.07(c).
           ----------------

          "Default" means any Event of Default or any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Domestic Lending Office" means, with respect to any Lender Party, the
           -----------------------
     office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Agent.

          "Domestic Subsidiary" of the Borrower means any Subsidiary of the
           -------------------
     Borrower organized under the laws of any State of the United States of America.

          "Draft" means a blank bill of exchange, within the meaning of the
           -----
     Bills of Exchange Act (Canada), drawn by the Canadian Borrower on any Canadian Lender, in substantially the form of Exhibit A-6, and which, except as otherwise provided herein, has not been completed or accepted by such Lender.

          "Drawing" means the simultaneous acceptance of Drafts and purchase of
           -------
     Bankers' Acceptances by the Canadian Lenders, in accordance with Section 2.04(a).

          "Drawing Purchase Price" means, with respect to each Bankers'
           ----------------------
     Acceptance to be purchased by any Canadian Lender at any time, the amount (adjusted to the nearest whole cent or, if there is no nearest whole cent, the next higher whole cent) obtained by dividing (i) the aggregate Face Amount of such Bankers' Acceptance, by (ii) the sum of (A) one and (B) the product of (1) the BA Rate in effect at such time (expressed as a decimal) multiplied by (2) a fraction the numerator of which is the number of days
     -------------
     in the term to maturity of such Bankers' Acceptance and the denominator of which is 365 days or 366 days, as the case may be.

          "EBITDA" means, with respect to any Person for any period, the sum,
           ------
     determined on a Consolidated basis, of (a) net income (or net loss) and (b) without duplication and to the extent deducted from revenues in determining net income (or net loss) for such period, the sum of (i) Interest Expense,
     (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary or unusual losses deducted in calculating net income less extraordinary or unusual gains added in calculating net income, in each case of such Person and its Subsidiaries, determined in accordance with

     GAAP for such period and (vi) in the case of the Parent Guarantor and its Subsidiaries, fees paid pursuant to the Harris Management Agreement; provided, however, there shall be excluded from EBITDA, to the extent
     --------  -------
     therein included, all non-cash foreign currency losses and all non-cash foreign currency gains.

          "Eligible Assignee" means, with respect to any Facility: (i) a Lender;
           -----------------
     (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $250,000,000; (vii) any Federal Reserve Bank; (viii) in the case of any Lender that is a fund that invests in commercial loans, a Related Fund of such Lender; and (ix) any other Person approved by the Agent and the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither any
                                          --------  -------
     Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition; and provided further that, with respect to
                                         -------- -------
     the Canadian Facility, any Person that is not resident in Canada for purposes of the Income Tax Act (Canada) shall not qualify as an Eligible Assignee under this definition.

          "Environmental Action" means any action, suit, demand, demand letter,
           --------------------
     claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign
           -----------------
     statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification
           --------------------
     number, license or other authorization required under any Environmental
     Law.

          "Equity Contributions" means (a) the contribution by USS Holdings,
           --------------------
     Inc. to the Parent Guarantor of up to $35,000,000 as common equity on or prior to the date of the Initial Extension of Credit and (b) the contribution by USS Holdings, Inc. to the Parent Guarantor of the Net Cash Proceeds of the sale or issuance by USS Holdings, Inc. of capital stock of USS Holdings, Inc. to managers and employees of the Parent Guarantor and its Subsidiaries in an aggregate amount not in excess of $6,516,000 as common equity on or prior to the date that is six months after the Initial Extension of Credit.

          "Equivalent" (a) in U.S. Dollars of Canadian Dollars, on any date of
           ----------
     determination, means the equivalent thereof determined by using the quoted spot rate at which the Sub-Agent's principal office in Toronto, Ontario offers to exchange U.S. Dollars for Canadian Dollars in Toronto, Ontario at 11:00 A.M. (New York City time) on such date, and (b) in Canadian Dollars of U.S. Dollars, on any date of determination means the equivalent thereof determined by using the quoted spot rate at which BNP's principal office in New York City, New York offers to exchange Canadian Dollars for U.S. Dollars in New York City, New York at 11:00 A.M. (New York City time) on such date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
     ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
     within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event (or the penalty for failure to provide such notice) has been waived by the PBGC; or
     (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of
     Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to

     Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under
     Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
     of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender Party,
           -------------------------
     the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar
           ---------------
     Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average of the respective rates per annum (rounded upward to the next whole multiple of 1/16th of 1%) posted by each of the principal London offices of banks posting rates as displayed on the Dow Jones Markets screen, page 3750 or such other page as may replace such page on such service for the purpose of displaying the London interbank offered rate of major banks for deposits in U.S. Dollars, at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for deposits in an amount substantially equal to BNP's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if BNP shall not have such Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
     provided in Section 2.08(b)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for
           ----------------------------------
     all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period, provided that a Lender Party shall be
                                         --------
     deemed to be subject to such eurocurrency reserve requirements only from and after the date that such Lender Party has certified to the Borrower that a governmental authority has imposed any such eurocurrency reserve requirements subsequent to the date hereof which increase the cost to such Lender Party of making or maintaining Eurodollar Rate Advances hereunder.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excess Cash Flow" means, for any period, the sum of (a) pre-tax
           ----------------
     income of the Borrower and its Subsidiaries for such period less
                                                                 ----
     Consolidated income taxes plus (b) an amount equal to the aggregate amount
                               ----
     of all noncash charges (other than non-cash charges included in Current Liabilities) deducted in arriving at Consolidated net income (or loss) for each such period plus (c) an amount (whether positive or negative) equal to
                      ----
     the change in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such period plus (d) the aggregate principal amount of
                                     ----
     all Debt (including the aggregate principal amount of Obligations under Capitalized Leases) incurred or assumed during such period to the extent that the incurrence or assumption of such Debt constitutes a Capital Expenditure less (e) an amount equal to the aggregate amount of all noncash
                 ----
     credits included in arriving at such Consolidated net income (or net loss) less (f) an amount (whether positive or negative) equal to the change in
     ----
     Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such period less (g) an amount equal
                                                      ----
     to the amount of all Capital Expenditures of the Borrower and its Subsidiaries paid in cash during such period to the extent permitted by this Agreement less (h) an amount equal to the aggregate amount of all
                    ----
     regularly scheduled principal payments of Funded Debt made during such period, together with any optional prepayments of Term Advances or Acquisition Advances made during such period in accordance with Section 2.07(a), less (i) an amount equal to the aggregate amount of income of the
              ----
     Borrower and its Subsidiaries for such period included in pre-tax income of the Borrower and its Subsidiaries for such period resulting from any transaction creating Net Cash Proceeds or Extraordinary Receipts.

          "Existing Debt" means the Debt of the Borrower and its Subsidiaries
           -------------
     identified on Schedule 4.01(ee).

          "Existing Letters of Credit" means each of the letters of credit
           --------------------------
     referred to on Schedule 1.01 attached hereto.

          "Extraordinary Receipts" means any cash received by or paid to or for
           ----------------------
     the account of any Person not in the ordinary course of business constituting pension plan reversions, proceeds of property damage insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof) and indemnity payments (other than proceeds to the extent such proceeds constitute compensation for lost earnings); provided, however, that an Extraordinary Receipt shall not include cash
     --------  -------
     constituting proceeds of insurance, condemnation awards or indemnity payments to the extent that such proceeds are applied within six months after the receipt of such proceeds, or in respect of which expenditures were previously made, (i) for replacements, substitutions therefor or additions thereto for inventory, equipment, fixed assets, real property or improvements relating to the property covered by such payments (replacements or substitutions to be of such same type of property) or (ii) in connection with liabilities covered by such indemnity.

          "Face Amount" means, with respect to any Bankers' Acceptance, the
           -----------
     amount payable to the holder of such Bankers' Acceptance on its then existing Maturity Date.

          "Facility" means the Term A Facility, the Term B Facility, the Working
           --------
     Capital Facility, the Canadian Facility, the Acquisition Facility, the Swing Line Facility or the Letter of Credit Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period (i) to the rate published by the Telerate service on page five of its daily report as the "New York Offered Rate" as of 10:00 A.M. (New York City time) for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) or (ii) if the Telerate service shall cease to publish or otherwise shall not publish such rates for any day that is a Business Day, to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Year" means a fiscal year of the Parent Guarantor and its
           -----------
     consolidated Subsidiaries ending on December 31 in any calendar year.

          "Funded Debt" of any Person at any time means indebtedness for
           -----------
     borrowed amounts of such Person that by its terms matures more than one year after the date of creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "Harris Management Agreement" means the Management Services Agreement
           ---------------------------
     dated as of October 6, 1998, among USS Holdings, Inc., a Delaware corporation, the Parent Guarantor (as assignee of the Borrower), the Borrower (as assignee of Silica) and D. George Harris & Associates, LLC, a Delaware limited liability company (as successor or assignee of D. George Harris & Associates, Inc., a Delaware corporation).

          "Hazardous Materials" means (a) petroleum or petroleum products, by-
           -------------------
     products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements,
           ----------------
     interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "Hedge Bank" means any Lender Party (or any Affiliate thereof) in its
           ----------
     capacity as a party to a Bank Hedge Agreement.

          "Home Jurisdiction Withholding Taxes" means (a) in the case of the
           -----------------------------------
     Borrower or any Subsidiary Guarantor, withholding taxes imposed by the United States, and (b) in the case of the Canadian Borrower, withholding taxes imposed by Canada.

          "Indemnified Party" has the meaning specified in Section 8.04(b).
           -----------------

          "Initial Extension of Credit" means the earlier to occur of the
           ---------------------------
     initial Borrowing, the initial issuance of a Letter of Credit or the initial Drawing hereunder, which in no event shall occur later than October 1, 1999.

          "Initial Lenders" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Insufficiency" means, with respect to any Plan, the excess, if any,
           -------------
     of the accumulated benefit obligation (within the meaning of Statement of Financial Accounting Standards No. 87) over the fair market value of the Plan's assets, determined as of the most recent annual actuarial valuation date for the Plan.

          "Intellectual Property Security Agreement" has the meaning specified
           ----------------------------------------
     in Section 3.01(g)(xiii).

          "Interest Coverage Ratio" means, with respect to any Person for any
           -----------------------
     Rolling Period, the ratio of (a) EBITDA of such Person and its Subsidiaries for such Rolling Period to (b) Interest Expense of such Person and its Subsidiaries for such Rolling Period.

          "Interest Expense" means, with respect to any Person for any period,
           ----------------
     the amount by which (i) interest expense (including the interest component on obligations under Capitalized Leases (but excluding, to the extent applicable, interest expense accrued under the agreement, dated August 8, 1995, between Silica and ITT Corporation, as in effect from time to time)), whether paid or accrued, on all Debt of such Person and its Subsidiaries for such period, including, without limitation and without duplication, (a) interest expense in respect of Debt resulting from Advances, (b) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, any Letters of Credit), (c) interest which is capitalized in accordance with GAAP, (d) interest expense in respect of the Subordinated Debt and (e) any net payment payable in connection with Hedge Agreements less the sum of any net
                                                         ----
     credits received in connection with Hedge Agreements exceeds (ii) interest income, whether paid or accrued of such Person for such period.

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                                                --------  -------

               (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended from time to time and applicable U.S. Treasury Regulations promulgated thereunder.

          "Inventory" means all Inventory referred to in Section 1(b) of the
           ---------
     Security Agreement.

          "Investment" in any Person means any loan or advance to such Person,
           ----------
     any purchase or other acquisition of any evidences of indebtedness, capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities or all or substantially all the assets of or a business unit or division of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in
                                                                      ----
     respect of such Person.

          "IRS" has the meaning specified in Section 2.14(e).
           ---

          "Issuing Bank" means BNP, as issuing bank under the Existing Letters
           ------------
     of Credit and as Initial Issuing Bank hereunder and each Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07(b).

          "L/C Cash Collateral Account" has the meaning specified in the
           ---------------------------
     Security Agreement.

          "L/C Related Documents" has the meaning specified in Section
           ---------------------
     2.05(e)(ii)(A).

          "Lender Party" means any Lender, the Swing Line Bank or the Issuing
           ------------
     Bank.

          "Lenders" means the Initial Lenders and each Person that shall become
           -------
     a Lender hereunder pursuant to Section 8.07.

          "Letter of Credit" means (i) each Existing Letter of Credit, and (ii)
           ----------------
     each letter of credit issued pursuant to Section 2.01(g) hereof.

          "Letter of Credit Advance" means an advance made by the Issuing Bank
           ------------------------
     or any Working Capital Lender pursuant to Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section
           --------------------------
     2.03(a).

          "Letter of Credit Commitment" means, with respect to the Issuing Bank
           ---------------------------
     at any time, the amount set forth opposite such Issuing Bank's name on
     Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Issuing Bank has entered into an Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Agent pursuant to
     Section 8.07(e) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Letter of Credit Facility" means, at any time, an amount equal to the
           -------------------------
     aggregate amount of the Issuing Bank's Letter of Credit Commitment at such time which shall not exceed $12,000,000.

          "Leverage Ratio" means, with respect to any Person at any date of
           --------------
     determination, the ratio of (a) Funded Debt (other than contingent obligations of the type described in clause (f) or (h) in the definition of "Debt") of such Person and its Subsidiaries to (b) Adjusted EBITDA of such
      ----
     Person and its Subsidiaries for the most recently completed Rolling Period prior to such date multiplied by the Annualization Factor.

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the
           --------------
     Notes, if any, and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Parent Guaranty, the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, if any, (iii) the Collateral Documents, (iv) each Letter of Credit Agreement, (v) the Parent Guaranty, (vi) the Bankers' Acceptances and (vii) the Subsidiary Guaranty, and (b) for purposes of the Parent Guaranty, the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, if any, (iii) the Collateral Documents, (iv) each Letter of Credit Agreement, (v) the Parent Guaranty, (vi) the Subsidiary Guaranty, (vii) the Bankers' Acceptances and (viii) each Bank Hedge Agreement, in each case as amended or otherwise modified from time to time.

          "Loan Parties" means the Borrower, the Canadian Borrower, the Parent
           ------------
     Guarantor, each Subsidiary Guarantor and each further Subsidiary of the Borrower that may become a guarantor or collateral grantor pursuant to
     Section 5.01(m) or Section 5.01(n).

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Acquired Businesses, taken as a whole, as the context requires.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Parent Guarantor and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Agent or the Lender Parties, taken as a whole, under any Loan Document or (c) the ability of the Parent Guarantor and its Subsidiaries, taken as a whole, to perform their Obligations under any Loan Document to which they are or are to be a party.

          "Material Lease" has the meaning specified in Section 4.01(hh).
           --------------

          "Maturity Date" means, for each Bankers' Acceptance comprising part of
           -------------
     the same Drawing, the date on which the Face Amount for such Bankers' Acceptance becomes due and payable in accordance with the provisions set forth below, which shall be a Canadian Business Day occurring thirty, sixty or ninety days or, if available to all Canadian Lenders purchasing Bankers' Acceptances in connection with the applicable Drawing, one hundred and eighty days after the date on which such Bankers' Acceptance is created and purchased as part of any Drawing, as the Canadian Borrower may select upon notice received by the Agent not later than 12:00 noon (New York City time) on a Canadian Business Day at least two Canadian Business Days prior to the date on which such

     Bankers' Acceptance is to be accepted and purchased (whether as a new Drawing, by renewal or by Conversion); provided, however, that:
                                            --------  -------

               (a) such Borrower may not select any Maturity Date for any Bankers' Acceptance that occurs after the then scheduled Termination Date;

               (b) the Maturity Date for all Bankers' Acceptances comprising part of the same Drawing shall occur on the same date; and

               (c) whenever the Maturity Date for any Bankers' Acceptance would otherwise occur on a day other than a Canadian Business Day, such Maturity Date shall be extended to occur on the next succeeding Canadian Business Day.

          "Mortgage" has the meaning set forth in Section 3.01(g)(xiv).
           --------

          "Mortgage Policy" has the meaning specified in Section
           ---------------
     3.01(g)(xiv)(A).

          "Multiemployer Plan" means a multiemployer plan, as defined in Section
           ------------------
     4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Natural Gas Hedge Agreement" means any Hedge Agreements entered into
           ---------------------------
     by a Loan Party pursuant to Section 5.02(b)(ii) hereof.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer
           -----------------
     or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) the reasonable and customary out-of-pocket expenses incurred by any Loan Party in connection therewith, including, but not limited to, brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid in connection with such transaction and (d) the provision for cash reserves with respect to any liabilities associated with such assets, in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the asset that is the subject thereof.

          "Nicks Silica Company Notes" means the promissory note and consulting
           --------------------------
     agreement of Silica issued in connection with the acquisition by Silica of certain assets of Nicks Silica Company in an aggregate amount of $1,950,000, payable during Fiscal Year 1999 through Fiscal Year 2007.

          "Note" means a Term Note, a Working Capital Note, a Canadian Borrower
           ----
     Note or an Acquisition Note, in each case to the extent required to be issued pursuant to Section 2.17.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "Notice of Drawing" has the meaning specified in Section 2.04(a).
           -----------------

          "Notice of Issuance" has the meaning specified in Section 2.03(a).
           ------------------

          "NPL" means the National Priorities List under CERCLA.
           ---

          "Obligation" means, with respect to any Person, any payment,
           ----------
     performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Open Year" has the meaning specified in Section 4.01(z).
           ---------

          "Other Taxes" has the meaning specified in Section 2.14(b).
           -----------

          "Parent Guarantor" has the meaning specified in the recital of parties
           ----------------
     to this Agreement.

          "Parent Guarantor Security Agreement" has the meaning specified in
           -----------------------------------
     Section 3.01(g)(xii).

          "Parent Guaranty" has the meaning specified in Section 3.01(g)(xv).
           ---------------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Acquisition" means the purchase or acquisition of all or
           ---------------------
     substantially all of the assets of or a business unit or division of or the privately held capital stock of a Person engaged in a similar line of business as the Borrower and its Subsidiaries.

          "Permitted Encumbrances" means the Liens disclosed in the Mortgage
           ----------------------
     Policies.

          "Permitted Liens" means such of the following as to which no
           ---------------
     enforcement, collection, execution, levy or foreclosure proceedings shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that
     (i) are not overdue for a period of more than 90 days and (ii) either individually or when aggregated with all other Permitted Liens outstanding on any date of determination, do not materially affect the use or value of the property to which they relate; (c) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, to secure obligations under worker's compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way, defects and other encumbrances on title to real property that do not materially adversely affect the use of such property for its present purposes; (e) deed restrictions and other encumbrances on title to real property that do not, individually or in the aggregate, materially interfere with the business of the Borrower or any of its Subsidiaries; and
     (f) Liens arising under Canadian law or the law of any political subdivision thereof, imposed on assets owned by the Canadian Borrower or any of its Subsidiaries, in respect of wages, employee deductions, sales taxes, goods and service taxes, excise taxes, worker's compensation, pension fund obligations and overdue rents.

               "Person" means an individual, partnership, corporation (including
                ------
     a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

               "Plan" means a Single Employer Plan or a Multiple Employer Plan.
                ----

               "Preferred Stock" means, with respect to any corporation, capital
                ---------------
     stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

               "Prepayment Amount" has the meaning specified in Section 5.03(a).
                -----------------

               "Prepayment Date" has the meaning specified in Section 5.03(a).
                ---------------

               "Prepayment Notice" has the meaning specified in Section 5.03(a).
                -----------------

               "Pro Rata Share" of any amount means, with respect to any Working
                --------------
     Capital Lender at any time, the product of such amount times a fraction the
                                                            -----
     numerator of which is the amount of such Lender's Working Capital Commitment at such time and the denominator of which is the Working Capital Facility at such time.

               "Purchase Agreement" means that certain Purchase Agreement dated
                ------------------
     as of August 26, 1999 and entered into by and among CATS, Inc., a Pennsylvania corporation, JHS Family Partnership, a Pennsylvania limited partnership, RSS Family Partnership, a Pennsylvania limited partnership, the Dell H. Shearer Grandchildren's Trust, Joseph H. Shearer, R. Scott Shearer and Silica.

               "Redeemable" means, with respect to any capital stock or other
                ----------
     ownership or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

               "Reduction Amount" has the meaning specified in Section
                ----------------
     2.07(b)(v).

               "Register" has the meaning specified in Section 8.07(e).
                --------

               "Regulation U" means Regulation U of the Board of Governors of
                ------------
     the Federal Reserve System, as in effect from time to time.

               "Related Documents" means the Purchase Agreement, the Harris
                -----------------
     Management Agreement and the Tax Sharing Agreement.

               "Related Fund" means, with respect to any Lender that is a fund
                ------------
     that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "Required Lenders" means, at any time, Lenders owed or holding at
                ----------------
     least 51% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Face Amount of all Bankers' Acceptances outstanding at such time, (d) the aggregate unused portion of the Commitments under the Term A and the Term B Facilities at such time, (e) the aggregate Unused Canadian Commitments at such time, (f) the aggregate Unused Acquisition Commitments at such time and (g) the aggregate Unused Working Capital Commitments at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments.

               "Responsible Officer" means any executive officer of any Loan
                -------------------
     Party or any of its Subsidiaries.

               "Rolling Period" means (a) with respect to any fiscal month of
                --------------
     the Parent Guarantor ending prior to the first anniversary of the date of the Initial Extension of Credit, the period commencing on the date of the Initial Extension of Credit and ending on the last day of such fiscal month and (b) with respect to any fiscal month of the Parent Guarantor ending thereafter, the consecutive 12 fiscal month period ending on the last day of such fiscal month.

               "Secured Obligations" has the meaning specified in the Security
                -------------------
     Agreement.

               "Secured Parties" means the Agent, the Sub-Agent, the Lender
                ---------------
     Parties, the Hedge Banks and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

               "Security Agreement" has the meaning specified in Section
                ------------------
     3.01(g)(x).

               "Silica" means U. S. Silica Company, a Delaware corporation that
                ------
     is a wholly-owned Subsidiary of the Borrower.

               "Single Employer Plan" means a single employer plan, as defined
                --------------------
     in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under
     Section 4069 of ERISA in the event such plan has been or were to be terminated.

               "Sold Entity or Business" has the meaning specified in the
                -----------------------
     definition of the term "Adjusted EBITDA".
                             ---------------

               "Solvent" and "Solvency" mean, with respect to any Person on a
                -------       --------
     particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "Stamping Fee" means, with respect to each Bankers' Acceptance,
                ------------
     an amount equal to (a) the Applicable Margin, as in effect on the date of the Drawing or renewal, as the case may be, of such Bankers' Acceptance multiplied by (b) the Face Amount of such Bankers' Acceptance, calculated
     -------------
     on the basis of the term to maturity of such Bankers' Acceptance and a year of 365 days or 366 days, as the case may be.

               "Standby Letter of Credit" means any Letter of Credit issued
                ------------------------
     under the Letter of Credit Facility, other than a Trade Letter of Credit.

               "Sub-Agent" means Banque Nationale de Paris (Canada).
                ---------

               "Subordinated Debt"  means (a) the Subordinated Notes and the
                -----------------
     Subordinated Exchange Notes in an aggregate principal amount at any time not to exceed $150,000,000 and (b) the Debt represented thereby.

               "Subordinated Debt Documents" means any indenture under which the
                ---------------------------
     Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt or providing for any guaranty or other right in respect thereof (excluding the Registration Rights Agreement and the Underwriting Agreement prepared in connection with the issuance of the Subordinated Notes).

               "Subordinated Exchange Notes"  means the senior subordinated
                ---------------------------
     notes to be issued by the Borrower in exchange for Subordinated Notes on terms substantially identical to the terms of the Subordinated Notes.

               "Subordinated Notes" means the senior subordinated notes to be
                ------------------
     issued by the Borrower in a public offering or in a Rule 144A or other private placement on or prior to the Initial Extension of Credit in the aggregate principal amount of $150,000,000.

               "Subsidiary" of any Person means any corporation, partnership,
                ----------
     joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

               "Subsidiary Guarantor" means each direct or indirect wholly-owned
                --------------------
     Domestic Subsidiary of the Borrower listed on Schedule II hereto and each other direct or indirect wholly-owned Domestic Subsidiary of the Borrower that shall be required to execute and deliver a guaranty pursuant to
     Section 5.01(n).

               "Subsidiary Guaranty" has the meaning specified in Section
                -------------------
     3.01(g)(xvi).

               "Surviving Debt" has the meaning specified in Section 3.01(f).
                --------------

               "Swing Line Advance" means an advance made by (a) the Swing Line
                ------------------
     Bank pursuant to Section 2.01(f) or (b) any Working Capital Lender pursuant to Section 2.02(b).

               "Swing Line Bank" means BNP.
                ---------------

               "Swing Line Borrowing" means a borrowing consisting of a Swing
                --------------------
     Line Advance made by the Swing Line Bank pursuant to Section 2.01(f) or the Working Capital Lenders pursuant to Section 2.02(b).

               "Swing Line Commitment" means, with respect to the Swing Line
                ---------------------
     Bank at any time, the amount set forth opposite the Swing Line Bank's name on Schedule I hereto under the caption "Swing Line Commitment" or, if the Swing Line Bank has entered into an Assignment and Acceptance, set forth for the Swing Line Bank in the Register maintained by the Agent pursuant to
     Section 8.07(e) as the Swing line Bank's "Swing Line Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

               "Swing Line Facility" has the meaning specified in Section
                -------------------
     2.01(f).

               "Tax Sharing Agreement" means the Amended and Restated Tax
                ---------------------
     Sharing Agreement dated as of July 21, 1998 among the Parent Guarantor, USS Holdings, Inc. and all of the Domestic Subsidiaries of the Parent Guarantor in form and substance satisfactory to the Agent pursuant to Section 3.01(b).

               "Taxes" has the meaning specified in Section 2.14(a).
                -----

               "Term A Advance" has the meaning specified in Section 2.01(a).
                --------------

               "Term A Borrowing" means a borrowing consisting of simultaneous
                ----------------
     Term A Advances of the same Type made by the Term A Lenders, made, converted or continued on the same date and, in the case of Eurodollar Rate Advances, as to which a single Interest Period is in effect.

               "Term A Commitment" means, with respect to any Term Lender at any
                -----------------
     time, the amount set forth opposite such Term Lender's name on Schedule I hereto under the caption "Term A Commitment" or, if such Term Lender has entered into one or more Assignments and Acceptances, the aggregate amount set forth for such Term Lender in the Register maintained by the Agent pursuant to Section 8.07(e) as such Term Lender's "Term A Commitment".

               "Term A Facility" means, at any time, the aggregate amount of the
                ---------------
     Term Lenders' Term A Commitments at such time.

               "Term A Lender" means any Lender that has a Term A Commitment.
                -------------

               "Term Advance" means a Term A Advance or a Term B Advance.
                ------------

               "Term B Advance" has the meaning specified in Section 2.01(b).
                --------------

               "Term B Borrowing" means a borrowing consisting of simultaneous
                ----------------
     Term B Advances of the same Type made by the Term B Lenders, made, converted or continued on the same date and, in the case of Eurodollar Rate Advances, as to which a single Interest Period is in effect.

               "Term B Commitment" means, with respect to any Term Lender, the
                -----------------
     amount set forth opposite such Term Lender's name on Schedule I hereto under the caption "Term B Commitment" or, if such Term Lender has entered into one or more Assignments or Acceptances, the aggregate amount set forth for such Term Lender in the Register maintained by the Agent pursuant to
     Section 8.07(e) as such Term Lender's "Term B Commitment".

               "Term B Facility" means, at any time, the aggregate amount of the
                ---------------
     Term Lenders' Term B Commitments at such time.

               "Term B Lender" means any Lender that has a Term B Commitment.
                -------------

               "Term Borrowing" means a Term A Borrowing or a Term B Borrowing.
                --------------

               "Term Commitment" means a Term A Commitment or a Term B
                ---------------
     Commitment.

               "Term Lender" means a Term A Lender or a Term B Lender.
                -----------

               "Term Notes" means promissory notes of the Borrower payable to
                ----------
     the order of any Lender, in substantially the form of Exhibits A-1 and A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term A Advances and Term B Advances, respectively, made by such Lender, to the extent required to be issued pursuant to Section 2.17.

               "Termination Date" means (a) with respect to the Term B Facility,
                ----------------
     the earlier of September 30, 2007 and the date of termination in whole of the Term B Commitments pursuant to Section 2.06 or 6.01, and (b) with respect to each other Facility hereunder, the earlier of September 30, 2005 and the date of termination in whole of the Term A Commitments, the Canadian Commitments, the Acquisition Commitments, the Swing Line Commitments, the Working Capital Commitments and the Letter of Credit Commitments pursuant to Section 2.06 or 6.01.

               "Total Leverage Ratio" means "Consolidated Leverage Ratio" as
                --------------------
     defined in the Subordinated Debt Documents as in effect on October 1, 1999.

               "Trade Letter of Credit" means any Letter of Credit that is
                ----------------------
     issued under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory.

               "Type" refers to the distinction between Advances (other than
                ----
     Canadian Borrower Advances) bearing interest at the Base Rate and such Advances bearing interest at the Eurodollar Rate.

               "Unused Acquisition Commitment" means, with respect to any
                -----------------------------
     Acquisition Lender at any time prior to the Conversion Date, such Lender's Acquisition Commitment at such time minus the aggregate principal amount of
                                         -----
     all Acquisition Advances made by such Lender and outstanding at such time.

               "Unused Canadian Commitment" means, with respect to any Canadian
                --------------------------
     Lender at any time, (a) such Lender's Canadian Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Canadian
     -----
     Borrower Advances made by such Lender at such time, plus (ii) the aggregate
                                                         ----
     Face Amount of all Bankers' Acceptances created and purchased by such Lender and outstanding at such time.

               "Unused Working Capital Commitment" means, with respect to any
                ---------------------------------
     Working Capital Lender at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the sum of (i) the aggregate principal
                             -----
     amount of all Working Capital Advances, Letter of Credit Advances and Swing Line Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the
                               ----
     aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time, and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(f) and outstanding at such time.

               "U.S. Dollars" and the sign "$" each means lawful money of the
                ------------                -
     United States of America.

               "Voting Stock" means capital stock issued by a corporation, or
                ------------
     equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

               "Welfare Plan" means a welfare plan, as defined in Section 3(1)
                ------------
     of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have a liability.

               "Withdrawal Liability" has the meaning specified in Part I of
                --------------------
     Subtitle E of Title IV of ERISA.

               "Working Capital Advance" has the meaning specified in Section
                -----------------------
     2.01(c).

               "Working Capital Borrowing" means a borrowing consisting of
                -------------------------
     simultaneous Working Capital Advances of the same Type made by the Working Capital Lenders, made, converted or continued on the same date and, in the case of Eurodollar Rate Advances, as to which a single Interest Period is in effect.

               "Working Capital Commitment" means, with respect to any Working
                --------------------------
     Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(e) as such Lender's "Working Capital Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

               "Working Capital Facility" means, at any time, the aggregate
                ------------------------
     amount of the Working Capital Lenders' Working Capital Commitments at such time.

               "Working Capital Lender" means any Lender that has a Working
                ----------------------
     Capital Commitment.

               "Working Capital Note" means a promissory note of the Borrower
                --------------------
     payable to the order of any Working Capital Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender, to the extent required to be issued pursuant to Section 2.17.

               "Year 2000 Compliant" means the (a) ability of the computer
                -------------------
     systems, software, equipment containing embedded microchips (including systems and equipment supplied by others) and other processing capabilities of the Parent Guarantor and its Subsidiaries correctly to interpret and manipulate all data, in whatever form, including printed form, screen displays, financial records, calculations and loan-related data, so as to avoid errors in processing that may otherwise occur because of the inability of such computer systems, software, equipment or other processing capabilities to recognize accurately the year 2000 or subsequent dates, (b) the completion of the testing of such ability of such computer systems, software, equipment and other processing capabilities and (c) the absence of any reasonably foreseeable consequences (including reprogramming errors) of the occurrence of the year 2000 to the Parent Guarantor and its Subsidiaries resulting from the inability of such computer systems, software, equipment and other processing capabilities to recognize accurately the year 2000 or subsequent dates that would result in a Material Adverse Effect.

          SECTION 1.02.  Computation of Time Periods; Other Definitional
                         -----------------------------------------------
Provisions.  In this Agreement and the other Loan Documents, in the computation
----------
of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

          SECTION 1.03.  Accounting Terms.  All accounting terms not
                         ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States ("GAAP") as in effect from
                                                       ----
time to time; provided, however, that for purposes of determining any financial
              --------  -------
ratio contained herein, including in the definition of the term "Applicable Margin" and in Sections 2.16, 5.02(f) and 5.04, all accounting terms herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date hereof and applied on a basis consistent with the application used in the financial statements referred to in
Section 5.03.



                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

          SECTION 2.01.  The Advances and the Letters of Credit.  (a)  The Term
                         --------------------------------------        --------
A Advances.  Each Term A Lender severally agrees, on the terms and conditions
----------
hereinafter set forth, to make a single advance (a "Term A Advance") to the
                                                    --------------
Borrower on the date of the Initial Extension of Credit in an amount not to exceed such Lender's Term A Commitment at such time. The Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

          (b)  The Term B Advances.  Each Term B Lender severally agrees, on the
               -------------------
terms and conditions hereinafter set forth, to make a single advance (a "Term B
                                                                         ------
Advance") to the Borrower on the date of the Initial Extension of Credit in an
-------
amount not to exceed such Lender's Term B Commitment at such time. The Term B Borrowing shall consist of Term B Advances made simultaneously by the Term B Lenders ratably according to their Term B Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.

          (c)  The Working Capital Advances.  Each Working Capital Lender
               ----------------------------
severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a "Working Capital Advance") to the Borrower from time to time
                   -----------------------
on any Business Day during the period
from the date of the Initial Extension of Credit until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment at such time. Each Working Capital Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances made by the Issuing Bank) and shall consist of Working Capital Advances made simultaneously by the Working Capital Lenders ratably according to their Working Capital Commitments. Within the limits of each Working Capital Lender's Unused Working Capital Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(c), prepay pursuant to Section 2.07(a) and reborrow under this
Section 2.01(c).

          (d) The Canadian Borrower Advances; Drawings.  Each Canadian Lender
              ----------------------------------------
severally agrees, on the terms and conditions hereinafter set forth, either (A) to make a single advance (a "Canadian Borrower Advance") in Canadian Dollars to
                             -------------------------
the Canadian Borrower on the date of the Initial Extension of Credit in an amount not to exceed such Lender's Unused Canadian Commitment at such time, or
(B) to accept a single Draft (such Draft so accepted, a "Bankers' Acceptance")
                                                         -------------------
for the account of the Canadian Borrower, and to purchase such Bankers' Acceptance on the date of the Initial Extension of Credit, having a Face Amount not to exceed such Lender's Unused Canadian Commitment at such time. The Canadian Borrowing, if any, shall consist of Canadian Borrower Advances made simultaneously by the Canadian Lenders ratably according to their Canadian Commitments. Each Drawing, if any, shall be comprised solely of Canadian Dollars, and shall consist of the creation and purchase of Bankers' Acceptances at or about the same time by the Canadian Lenders ratably in accordance with their respective Canadian Commitments. Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed.

          (e) The Acquisition Advances.  Subject to Section 2.16(c), each
              ------------------------
Acquisition Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, an "Acquisition Advance") to the Borrower from
                                   -------------------
time to time on any Business Day during the period from the date of the Initial Extension of Credit until the Conversion Date in an amount for each such Advance not to exceed such Lender's Unused Acquisition Commitment at such time. Each Acquisition Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and shall consist of Acquisition Advances made simultaneously by the Acquisition Lenders ratably according to their Acquisition Commitments. Amounts borrowed under this Section 2.01(e) and repaid or prepaid may not be reborrowed.

          (f) The Swing Line Advances.  The Borrower may request the Swing Line
              -----------------------
Bank to make, and the Swing Line Bank agrees on the terms and conditions hereinafter set forth, to make advances to the Borrower (each, a "Swing Line
                                                                  ----------
Advance") from time to time on any Business Day during the period from the date
-------
of the Initial Extension of Credit until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $3,000,000 (the "Swing
                                                                        -----
Line Facility") and (ii) in an amount for each such Swing Line Borrowing not to
-------------
exceed the aggregate of the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $100,000 or an integral multiple of $50,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(f), repay pursuant to Section 2.05(d) or prepay pursuant to Section 2.07(a) and reborrow under this Section 2.01(f).

          (g) Letters of Credit.  The Issuing Bank severally agrees, on the
              -----------------
terms and conditions hereinafter set forth, to issue letters of credit for the account of the Borrower from time to time on any Business Day during the period from the date of the Initial Extension of Credit until 60 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by the Issuing Bank not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the lesser of (x) the Letter of Credit Facility at such time and (y) the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 60 days before the Termination Date and (A) in the case of a Standby Letter of Credit, one year after the date of issuance thereof and (B) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(g), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.05(e) and request the issuance of additional Letters of Credit under this Section 2.01(g).

          SECTION 2.02.  Making the Advances.  (a)  Except as otherwise provided
                         -------------------
in Sections 2.02(b), 2.03 and 2.04, each Borrowing shall be made on notice, given not later than (x) 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances under the Term A Facility, the Term B Facility, the Working Capital Facility or the Acquisition Facility, (y) 11:00 A.M. (New York City time) on the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, or (z) 11:00 A.M. (New York City time) on the first Canadian Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Canadian Prime Rate Advances by the Applicable Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be in writing, by
                               -------------------
telecopier, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance.
Each Appropriate Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending

Office to the Agent at the applicable Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds (in like funds as received by the Agent) available to the Applicable Borrower by crediting the relevant Borrower's Account; provided,
                                                                  --------
however, that, in the case of any Working Capital Borrowing, the Agent shall
-------
first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by any Issuing Bank and by any other Working Capital Lender and outstanding on the date of such Working Capital Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to such Issuing Bank and such other Working Capital Lenders for repayment of such Letter of Credit Advances.

          (b) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Agent. Each such notice, which shall be delivered by a Notice of Borrowing, shall be in writing, by telecopier, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Borrowing (which shall be a Business
Day), (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). The Swing Line Bank will make the amount thereof available to the Agent at the Agent's Account, in same day funds. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Article III, the Agent will make such funds available to the Borrower by crediting the relevant Borrower's Account. Upon written demand by the Swing Line Bank with a copy of such demand to the Agent, each other Working Capital Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Working Capital Lender, such other Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of the Swing Line Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 11:00
           --------
A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Working Capital Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Working Capital Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Lender shall pay to the Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

          (c) Anything in subsection (a) above to the contrary notwithstanding,
(i) neither the Borrower, nor the Canadian Borrower, may select any Eurodollar Rate Advances for the initial Borrowing hereunder and for the period from the date of such initial Borrowing to the earlier of (x) a date agreed upon by the Agent and such Borrower or such Canadian Borrower, as the case may be, (but, in any event, not exceeding three months from the date of such initial Borrowing) and (y) the completion of syndication of the Facilities (as shall be specified by the Agent in a written notice to the Borrower and the Canadian Borrower) or for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 (or the Equivalent thereof in Canadian Dollars) or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.10 or 2.12 and (ii) with respect to Borrowings consisting of Eurodollar Rate Advances, the Term A Advances, the Term B Advances and the Working Capital Advances may not be outstanding as part of more than ten separate Borrowings in the aggregate, the Acquisition Advances may not be outstanding as part of more than three separate Borrowings and the Canadian Borrower Advances may not be outstanding as part of more than two separate Borrowings.

          (d) Each Notice of Borrowing shall be irrevocable and binding on the Applicable Borrower giving such notice. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Applicable Borrower giving such notice shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in
Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date (but, in any event, excluding any loss of profits and the Applicable Margin applicable to such Advances).

          (e) Unless the Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Applicable

Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Applicable Borrower severally agree to repay or pay to the Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to such Applicable Borrower until the date such amount is repaid or paid to the Agent, at (i) in the case of the Borrower or the Canadian Borrower, the interest rate applicable at such time under Section 2.08 to Advances comprising such Borrowing and (ii) in the case of such Lender, the higher of (A) the Federal Funds Rate and (B) the cost of funds incurred by the Agent in respect of such amount. If such Lender shall pay to the Agent such corresponding amount, such amount so paid in respect of principal shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03.  Issuance of and Drawings and Reimbursement Under
                         ------------------------------------------------
Letters of Credit.  (a)  Request for Issuance.  Each Letter of Credit shall be
-----------------        --------------------
issued upon notice, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Agent prompt notice thereof by telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be in writing, by telecopier,
              ------------------
specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested form of such Letter
           --------------------------
of Credit is acceptable to the Issuing Bank in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Letter of Credit Reports.  The Issuing Bank shall furnish (A) to
              ------------------------
the Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (B) to each Working Capital Lender on the first Business Day of the first two months of each quarterly period a written report summarizing issuance and expiration dates of Letters of Credit during the preceding month and drawings during such month under all

Letters of Credit and (C) to the Agent and each Working Capital Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c) Drawing and Reimbursement.  The payment by the Issuing Bank of a
              -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. In the event of any drawing under a Letter of Credit, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Working Capital Lender and each Working Capital Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Working Capital Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Agent for the account of the Issuing Bank, by deposit to the applicable Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which notice of the drawing under the related Letter of Credit is given by the Issuing Bank, provided such notice is given not later than 1:00 P.M. (New
                     --------
York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if such notice is given after such time. Upon any such assignment by the Issuing Bank to any other Working Capital Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Letter of Credit Advance available to the Agent, such Working Capital Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d) Failure to Make Letter of Credit Advances.  The failure of any
              -----------------------------------------
Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION 2.04.  Drawings of Bankers' Acceptances.  (a)  Request for
                         --------------------------------        -----------
Drawing.  Each Drawing shall be made on notice, given not later than 12:00 noon
-------
(New York City time) on a Canadian Business Day at least two Canadian Business Days prior to the date of the proposed Drawing, by the Canadian Borrower to the Agent, which shall give each Canadian Lender prompt notice thereof by telecopier. Each notice of a Drawing (a "Notice of Drawing") shall be in
                                          -----------------
writing (including by telecopier), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (i) date of such Drawing (which shall be a Canadian Business Day), (ii) aggregate Face Amount of such Drawing and
(iii) initial Maturity Date for each Bankers' Acceptance comprising part of such Drawing; provided, however, that, if the Agent determines in good faith (which
         --------  -------
determination shall be conclusive and binding upon the Canadian Borrower) that the Drafts to be accepted and purchased as part of any Drawing cannot, due solely to the requested aggregate Face Amount thereof, be accepted and/or purchased ratably by the Canadian Lenders in accordance with Section 2.01(d), then the aggregate Face Amount of such Drawing (or the Face Amount of Bankers' Acceptances to be created and purchased by any Canadian Lender) shall be reduced to such lesser amount as the Agent determines will permit such Drafts comprising part of such Drawing to be so accepted and purchased and, unless the Canadian Borrower shall have given written notice to the contrary to the Agent, each Canadian Lender shall fund the difference between such Lender's ratable portion of the original aggregate Face Amount of such Drawing and the Face Amount of the Bankers' Acceptances to be created by such Lender after giving effect to such reduction in the form of a Canadian Prime Rate Advance, which shall be deemed for all purposes hereof to be a Canadian Borrower Advance made pursuant to
Section 2.01(d). The Agent agrees that it will, as promptly as practicable, notify the Canadian Borrower of the unavailability of Bankers' Acceptances and, if applicable, of the date and the amount of each Canadian Prime Rate Advance to be made or actually made in accordance with the immediately preceding sentence. Each Draft in connection with any requested Drawing (A) shall be in a minimum amount of CN$100,000 or an integral multiple of CN$100,000 in excess thereof, and (B) shall be dated the date of the proposed Drawing. Each Canadian Lender shall, before 1:00 P.M. (Toronto time) on the date of each Drawing, complete one or more Drafts in accordance with the related Notice of Drawing, accept such Drafts and purchase the Bankers' Acceptances created thereby for the Drawing Purchase Price and shall, before 1:00 P.M. (Toronto time) on such date, make available for the account of its Applicable Lending Office to the Agent at its appropriate Agent's Account, in same day funds, the Drawing Purchase Price payable by such Lender for such Drawing less the Stamping Fee payable to such Lender with respect thereto under Section 2.09(d). Upon the fulfillment of the applicable conditions set forth in Article III, the Agent will make the funds it has received from the Canadian Lenders available to the Canadian Borrower by crediting the relevant Borrower's Account.

          (b)  Limitations on Drawings.  Anything in Section 2.04(a) to the
               -----------------------
contrary notwithstanding, the Canadian Borrower may not select a Drawing if the obligation of the

Canadian Lenders to purchase and accept Bankers' Acceptances shall then be suspended pursuant to Section 2.04(d) or 2.12.

          (c)  Binding Effect of Notices of Drawing.  Each Notice of Drawing
               ------------------------------------
shall be irrevocable and binding on the Canadian Borrower. In the case of any proposed Drawing, the Canadian Borrower shall indemnify each Canadian Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in the Notice of Drawing for such Drawing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Drawing Purchase Price to be paid by such Lender as part of such Drawing when, as a result of such failure, such Drawing is not made on such date (but, in any event, excluding any loss of profit and the Stamping Fee applicable to such Drawing).

          (d)  Circumstances Making Bankers' Acceptances Unavailable.  (i)  If,
               -----------------------------------------------------
with respect to any proposed Drawing, the Agent determines in good faith that circumstances affecting the money markets at the time any related Notice of Drawing is delivered or is outstanding will result in no market for the Bankers' Acceptances to be created in connection with such Drawing or an insufficient demand for such Bankers' Acceptances to allow the Lenders creating such Bankers' Acceptances to sell or trade the Bankers' Acceptances to be created and purchased or discounted by them hereunder in connection with such Drawing, then, upon notice to the Canadian Borrower and the Canadian Lenders thereof, (A) the Notice of Drawing with respect to such proposed Drawing shall be canceled and the Drawing requested therein shall not be made and (B) the right of the Canadian Borrower to request a Drawing shall be suspended until the Agent shall notify such Borrower that the circumstances causing such suspension no longer exist. In the case of any such cancelation of a Notice of Drawing, unless the Canadian Borrower shall give written notice to the contrary to the Agent, the cancelation of any such Notice of Drawing shall be deemed to be the giving by the Canadian Borrower of a Notice of Borrowing for Canadian Borrower Advances consisting of Canadian Prime Rate Advances in an aggregate principal amount equal to the aggregate Face Amount of such proposed Drawing and the Canadian Lenders shall, subject to the terms and conditions hereof applicable to the making of Canadian Borrower Advances, make such Advances available to the Canadian Borrower, if practicable, on the same Business Day as the date of the requested Drawing, and otherwise on the next Business Day. The Agent agrees that it will, as promptly as practicable, notify the Canadian Borrower of the unavailability of Bankers' Acceptances and, if applicable, of the date and the amount of each Canadian Prime Rate Advance to be made or actually made in accordance with the immediately preceding sentence.

          (ii) Upon the occurrence and during the continuance of any Default, the obligation of the Canadian Lenders to create and purchase Bankers' Acceptances shall be suspended.

          (e)  Assumptions of the Agent.  Unless the Agent shall have received
               ------------------------
notice from a Canadian Lender prior to the date of any Drawing that such Lender will not make available to it such Lender's ratable share of the proceeds of such Drawing in accordance with Section 2.04(a), the Agent may assume that such Lender has made such ratable share available to it on the date of such Drawing in accordance with Section 2.04(a) and the Agent may, in reliance upon such assumption, make available to the Canadian Borrower on such date a corresponding amount. If and to the extent that any such Lender shall not have so made such ratable share available to the Agent, such Lender and the Canadian Borrower severally agree to repay or pay to the Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is made available to the Canadian Borrower until the date such amount is repaid or paid to the Agent, at (i) in the case of the Canadian Borrower, a rate per annum equal to the BA Rate used in calculating the Drawing Purchase Price with respect to such Drawing, and (ii) in the case of such Lender, the Canadian Interbank Rate. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's ratable share of the proceeds of such Drawing for all purposes under this Agreement.

          (f)  Presigned Draft Forms.  To enable the Canadian Lenders to create
               ---------------------
Bankers' Acceptances in accordance with Section 2.01(d) and this Section 2.04, the Canadian Borrower shall supply each Canadian Lender, upon the Canadian Borrower's execution of this Agreement and from time to time thereafter, with such number of Drafts provided to the Canadian Borrower by the Agent as the Agent may from time to time reasonably request, duly endorsed and executed on behalf of the Canadian Borrower by any one or more of its duly authorized officers. Each Canadian Lender shall exercise such care in the custody and safekeeping of any Drafts in its possession from time to time as it would exercise in the custody and safekeeping of similar property owned by it. The signatures of officers of the Canadian Borrower on Drafts may be mechanically reproduced in facsimile and Bankers' Acceptances bearing such facsimile signatures shall be binding upon the Canadian Borrower as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Draft as one of such officers may no longer hold office at the date of such draft or at the date of its acceptance by a Lender hereunder or at any time thereafter, any Draft or Bankers' Acceptance so signed shall be valid and binding upon, and enforceable against, the Canadian Borrower. The Canadian Borrower hereby appoints each Canadian Lender holding a Draft with respect to a Drawing made under this Agreement, as its attorney-in-fact to, from time to time, complete such Draft to adequately reflect such Drawing made by such Canadian Lender.

          (g)  Distribution of Bankers' Acceptances.  Bankers' Acceptances
               ------------------------------------
purchased by a Canadian Lender in accordance with the terms of Section 2.01(d) and this Section 2.04 may, in such Lender's sole discretion, be held by such Lender for its own account until the applicable Maturity Date or sold, rediscounted or otherwise disposed of by it at any time prior thereto in any relevant market therefor.

          (h)  Failure to Fund in Respect of Drawings.  The failure of any
               --------------------------------------
Canadian Lender to fund the Drawing Purchase Price to be funded by it as part of any Drawing shall not relieve any other Canadian Lender of its obligation hereunder to fund its Drawing Purchase Price on the date of such Drawing, but no Canadian Lender shall be responsible for the failure of any other Canadian Lender to fund the Drawing Purchase Price to be funded by such other Canadian Lender on the date of any Drawing.

          SECTION 2.05.  Repayment of Advances.  (a)  Term Advances, Canadian
                         ---------------------        -----------------------
Borrower Advances and Drawings under the Canadian Facility.  The Borrower shall
----------------------------------------------------------
repay to the Agent for the ratable account of the Term A Lenders and Term B Lenders the aggregate outstanding principal amount of the Term A Advances and Term B Advances, respectively, and the Canadian Borrower shall repay to the Agent for the ratable account of the Canadian Lenders the aggregate outstanding principal amount of the Canadian Borrower Advances and the aggregate Face Amount of the Banker's Acceptances, as applicable, on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

            Date                     Amount
----------------               ------------------
                                Term A Facility       Term B Facility        Canadian Facility
                               ------------------  ---------------------  -----------------------
December 31, 1999                               -            $   250,000                  -

March 31, 2000                                  -                250,000        CN $146,000
June 30, 2000                          $1,195,400                250,000        CN $146,000
September 30, 2000                      1,195,400                250,000        CN $146,000
December 31, 2000                       1,552,300                500,000        CN $146,000

March 31, 2001                          1,552,300                500,000        CN $146,000
June 30, 2001                           1,552,300                500,000        CN $146,000
September 30, 2001                      1,552,300                500,000        CN $146,000
December 31, 2001                       2,150,000                500,000        CN $146,000

March 31, 2002                          2,150,000                500,000        CN $117,120
June 30, 2002                           2,150,000                500,000        CN $117,120
September 30, 2002                      2,150,000                500,000        CN $117,120
December 31, 2002                       2,150,000                500,000        CN $117,120

March 31, 2003                          2,150,000                500,000        CN $117,120
June 30, 2003                           2,150,000                500,000        CN $117,120
September 30, 2003                      2,150,000                500,000        CN $117,120
December 31, 2003                       2,150,000                500,000        CN $117,120

                                     Amount
                               ------------------
            Date                Term A Facility       Term B Facility        Canadian Facility
----------------               ------------------  ---------------------  -----------------------
March 31, 2004                          2,150,000                500,000        CN $117,120
June 30, 2004                           2,150,000                500,000        CN $117,120
September 30, 2004                      2,150,000                500,000        CN $117,120
December 31, 2004                       2,150,000                500,000        CN $117,120

March 31, 2005                          2,150,000                500,000        CN $117,120
June 30, 2005                           2,150,000                500,000        CN $117,120
September 30, 2005                      2,150,000                500,000        CN $117,120
December 31, 2005                               -              9,000,000                  -

March 31, 2006                                  -              9,000,000                  -
June 30, 2006                                   -              9,000,000                  -
September 30, 2006                              -              9,000,000                  -
December 31, 2006                               -             12,000,000                  -

March 31, 2007                                  -             12,000,000                  -
June 30, 2007                                   -             12,000,000                  -
September 30, 2007                              -             12,000,000                  -

provided, however, that the final principal installment of the Term A Facility,
--------  -------
the Term B Facility and the Canadian Facility, respectively, shall in any event and in each case be in an amount equal to the aggregate principal amount of the Term A Advances, the Term B Advances, the Canadian Borrower Advances and the Bankers' Acceptances, respectively, then outstanding. Any payment by the Canadian Borrower of any Bankers' Acceptances in accordance with this Section 2.05(a) shall, to the extent of such payment, satisfy the obligations of the Canadian Borrower under the Bankers' Acceptances to which it relates and, in the case of a Bankers' Acceptance, the Canadian Lender that has accepted such Bankers' Acceptance shall, to the extent of such payment to such Canadian Lender, thereafter be solely responsible for the payment thereof.

          (b) Working Capital Advances.  The Borrower shall repay to the Agent
              ------------------------
for the ratable account of the Working Capital Lenders on the Termination Date the aggregate outstanding principal amount of the Working Capital Advances then outstanding.

          (c) Acquisition Advances.  The Borrower shall repay to the Agent for
              --------------------
the ratable account of the Acquisition Lenders (x) on each March 31, June 30, September 30 and December 31, commencing December 31, 2002, an amount equal to 1/12 of the aggregate principal balance of Acquisition Advances outstanding on the Conversion Date (after giving effect to any prepayments on the Conversion Date required by Section 2.07(b)(i) or (ii) and which amount shall be reduced as a result of the application of further prepayments in accordance with the order of priority set forth in the applicable paragraph of Section 2.07) or (y) on September 30, 2005 an amount equal to the aggregate principal amount of the Acquisition Advances then outstanding.

          (d)  Swing Line Advances.  The Borrower shall repay to the Agent, for
               -------------------
the account of the Swing Line Bank and each other Working Capital Lender which has made a Swing Line Advance, the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Termination Date.

          (e)  Letter of Credit Advances.  (i)  The Borrower shall repay to the
               -------------------------
Agent for the account of the Issuing Bank and each other Working Capital Lender that has made a Letter of Credit Advance on the earlier of the Termination Date and on demand the outstanding principal amount of each Letter of Credit Advance made by each of them.

          (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (A)  any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");
          ---------------------

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

          (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          SECTION 2.06.  Termination or Reduction of the Commitments.  (a)
                         -------------------------------------------
Optional.  (i)  The Borrower may, upon at least five Business Days' notice to
--------
the Agent, terminate in whole or reduce in part the unused portions of the Term A Commitments and the Term B Commitments, the Unused Acquisition Commitments and the Unused Working Capital Commitments; provided, however, that each partial
                                        --------  -------
reduction of a Facility (i) shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

          (ii) The Canadian Borrower may, upon at least five Canadian Business Days' notice to the Agent, terminate in whole or reduce in part the Unused Canadian Commitments; provided, however, that each partial reduction of the
                      --------  -------
Canadian Facility (i) shall be in an aggregate amount of CN$500,000 or an integral multiple of CN$100,000 in excess thereof and (ii) shall be made ratably among the Canadian Lenders in accordance with their Canadian Commitments.

          (b)  Mandatory.  (i)  On the date of the Term A Borrowing, after
               ---------
giving effect to such Term A Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term A Advances, the aggregate Term A Commitments of the Term A Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term A Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term A Advances then outstanding.

          (ii) On the date of the Term B Borrowing, after giving effect to such Term B Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term B Advances, the aggregate Term B Commitments of the Term B Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term B Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term B Advances then outstanding.

          (iii) On the date of the Canadian Borrowing, after giving effect to such Canadian Borrowing, and from time to time thereafter upon each repayment or prepayment of the Canadian Borrower Advances and upon each repayment or prepayment of any outstanding Bankers' Acceptances, the aggregate Canadian Commitments shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Canadian Commitments immediately prior to such reduction exceed the sum of the aggregate principal amount of the Canadian Borrower Advances outstanding at such time, and the aggregate Face Amount of all Bankers' Acceptances created and purchased and outstanding at such time.

          (iv) The Working Capital Facility shall be automatically and permanently reduced on the date on which any prepayment thereof is required to be made pursuant to Section 2.07(b)(i) or (ii) by an amount equal to the applicable Reduction Amount, provided that each such reduction of the Working
                             --------
Capital Facility shall be made ratably among the Working Capital Lenders in accordance with their Working Capital Commitments.

          (v) The Acquisition Facility shall be automatically and permanently reduced on the date on which any prepayment thereof is required to be made pursuant to Section 2.07(b)(i) or (ii) by an amount equal to the Acquisition Reduction Amount, provided that each such reduction of the Acquisition Facility
                  --------
shall be made ratably among the Acquisition Lenders in accordance with their Acquisition Commitments. In addition, from and after the Conversion Date, upon each repayment or prepayment of the Acquisition Advances, the Acquisition Commitments of the Acquisition Lenders shall be automatically and permanently reduced, on a pro rata basis, by an aggregate amount equal to the amount by which the aggregate Acquisition Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Acquisition Advances then outstanding.

          (vi) The Swing Line Facility and the Letter of Credit Facility shall each be automatically and permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which each such Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          SECTION 2.07.  Prepayments.  (a)  Optional.  Each Applicable Borrower
                         -----------        --------
may, upon at least one Business Day's notice in the case of Base Rate Advances or Canadian Prime Rate Advances and three Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Agent (received not later than 11:00 A.M. (New York City time)) stating the proposed date, whether the prepayment will be of Working Capital Advances or of Term Advances and Acquisition Advances and the aggregate principal amount of the prepayment, and if such notice is given the Applicable Borrower shall, prepay (i) Working Capital Advances or (ii) Term Advances and Acquisition Advances, as set forth in the notice described above, comprising part of the same Borrowings, in whole or ratably in part, in an aggregate principal amount equal to the amount set forth in the notice described above, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid unless such prepayment is with respect to a Swing Line Advance or a Working Capital Advance which is a Base Rate Advance; provided, however, that
                                                      --------  -------
(x) each partial prepayment (other than a prepayment of Swing Line Advances) shall be in an aggregate principal amount of $500,000 (or its Equivalent in Canadian Dollars) or an integral multiple of $100,000 (or its Equivalent in Canadian Dollars) in excess thereof (or, with respect to Swing Line Advances, shall be in an aggregate principal amount of $100,000 or an integral multiple of $50,000 in excess thereof) and (y) if any prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period for such Advance the Applicable Borrower shall also pay any amounts owing pursuant to
Section 8.04(c). Each such prepayment that is made with respect to the Term Advances and the Acquisition Advances shall be allocated, subject to Section 2.07(c), among the Term A Facility, the Term B Facility and the Acquisition Facility ratably (based on the then-outstanding aggregate principal amount of the Advances under each such Facility) and, within each such Facility, applied
(i) first, in order of maturity to the remaining principal installments thereof due in the next twelve months and (ii) second, ratably to the remaining principal installments thereof. Each such prepayment which is made with respect to Canadian Borrower Advances shall be applied to the Canadian Facility, ratably to the remaining principal installments thereof. The Canadian Borrower may not prepay the amount of any Drawing pursuant to this Section 2.07(a), except on the Maturity Date thereof.

          (b)  Mandatory.  (i)  The Borrower shall, no later than the 30th day
               ---------
following the date on which it delivers the financial statements referred to in
Section 5.03(d) for the Fiscal Year ending on or about December 31, 2000 and for each Fiscal Year thereafter (but in any event within 120 days after the end of each Fiscal Year), prepay an aggregate principal amount of Advances comprising part of the same Borrowings equal to 75% of the amount of Excess Cash Flow of the Borrower and its Subsidiaries for such Fiscal Year, provided that the amount
                                                        --------
of such prepayment shall be reduced to 50% of the amount of Excess Cash Flow of the Borrower and its Subsidiaries for such Fiscal Year if the Leverage Ratio of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year is equal to or less than 4.00 to 1.00. Each such prepayment of Advances shall be allocated as follows:

          first, subject to Section 2.07(c), among the Term A Facility, the Term
          -----
     B Facility and the Acquisition Facility ratably (based on the then-outstanding aggregate principal amount of the Advances under each such Facility) and, within each such Facility, applied ratably to the remaining principal installments thereof, and second, to the extent that no Term Advances remain outstanding and the
          ------
     Acquisition Facility has been fully repaid and permanently reduced in full, to the Working Capital Facility as set forth in clause (v) below.

          (ii) (x) The Borrower shall, on the date of receipt of the Net Cash Proceeds by the Parent Guarantor or any of its Domestic Subsidiaries from (A) the sale, lease, transfer or other disposition of (1) any shares of capital stock of a Subsidiary of the Borrower (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Borrower or a Subsidiary of the Borrower), (2) all or substantially all the assets of any division or line of business of the Borrower or any Subsidiary of the Borrower or (3) any other assets of the Borrower or any Subsidiary of the Borrower outside of the ordinary course of business of the Borrower or such Subsidiary of the Borrower (other than any sale, lease, transfer or other disposition permitted pursuant to Section 5.02(e)(vi), Section 5.02(e)(xi) or
Section 5.02(e)(xii)), (B) the incurrence or issuance by the Parent Guarantor or any of its Domestic Subsidiaries of any Debt (other than Debt incurred or issued pursuant to Section 5.02(b)), (C) (1) the sale or issuance by the Parent Guarantor or any of its Domestic Subsidiaries to any Person (other than the Parent Guarantor or any of its Domestic Subsidiaries) of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, in each case of the Parent Guarantor or any of its Domestic Subsidiaries or (2) without duplication of clause (1) of this sub-clause (C), the receipt by the Parent Guarantor or any of its Domestic Subsidiaries of any capital contribution (other than from the Parent Guarantor or any of its Domestic Subsidiaries), other than (aa) in each case any such issuance or sale of such equity interests by or to, or receipt of any such capital contribution by, the Parent Guarantor or any of its Domestic Subsidiaries for the sole purpose of financing a Permitted Acquisition (including any issuance to one or more sellers in a Permitted Acquisition), (bb) Net Cash Proceeds from sales and issuances of such equity interests by or to, and the receipt of such capital contributions by, the Parent Guarantor or any of its Domestic Subsidiaries in an aggregate amount not to exceed $750,000 during the term of this Agreement and
(cc) the Equity Contributions, or (D) any Extraordinary Receipt received by or paid to or for the account of the Parent Guarantor or any of its Domestic Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay an aggregate principal amount of Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds; provided that, in the case of any
                                               --------
event described in clause (A) of this Section 2.07(b)(ii)(x), if the Borrower shall deliver to the Agent a certificate of a Responsible Officer of the Borrower to the effect that the Borrower and its Subsidiaries intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 270 days after receipt of such Net Cash Proceeds, to acquire (xx) property or assets (other than Debt (which, for purposes of this parenthetical, shall be deemed to exclude Cash Equivalents and Working Capital Advances) or capital stock) to be used in the business of the Borrower or any of its Subsidiaries, (yy) the capital stock of a Person that becomes a Subsidiary of the Borrower as a result of the acquisition of such capital stock by the Borrower or any of its Subsidiaries or (zz) capital stock constituting a minority interest in any Person that at such time is a Subsidiary of the Borrower (provided that any such Subsidiary described in clauses (yy) or (zz)
          --------
above is primarily engaged in the business of the Borrower or any of its Subsidiaries), then no prepayment shall be required pursuant to this Section 2.07(b)(ii)(x) in respect of the Net Cash Proceeds in respect of such event (or the portion of such Net Cash Proceeds specified in such certificate, if applicable) except to the extent of any such Net Cash Proceeds therefrom that have not been so applied by the end of such 270-day period, at which time a prepayment shall be required in an amount equal to the amount of such Net Cash Proceeds that have not been so applied; provided,
                                                                --------
however, that the Borrower shall not be required to prepay Advances pursuant to
-------
clause (A) of this Section 2.07(b)(ii)(x) to the extent that the aggregate amount of Net Cash Proceeds from events described in such clause (A) received during the term of this Agreement and not applied to acquire assets, property or capital stock in accordance with and within the period prescribed by the first proviso of this Section 2.07(b)(ii)(x) is less than $7,500,000. Each such prepayment shall be allocated as follows:

          first, subject to Section 2.07(c), among the Term A Facility, the Term
          -----
     B Facility and the Acquisition Facility ratably (based on the then-outstanding aggregate principal amount of the Advances under each such Facility) and, within each such Facility, applied ratably to the remaining principal installments thereof, and second, to the extent that no Term Advances remain outstanding and the
          ------
     Acquisition Facility has been fully repaid and permanently reduced in full, to the Working Capital Facility as set forth in clause (v) below; and

     (y) The Canadian Borrower shall, on the date of receipt of the Net Cash Proceeds by the Canadian Borrower or any of its Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of the Canadian Borrower or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to Section 5 02 (e)), (B) the incurrence or issuance by the Canadian Borrower or any of its Subsidiaries of any Debt (other than Debt incurred or issued pursuant to Section 5.02 (b)), (C) the sale or issuance by the Canadian Borrower or any of its Subsidiaries to any Person (other than the Canadian Borrower or any of its Subsidiaries) of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, in each case of the Canadian Borrower or any of its Subsidiaries, or (D) any Extraordinary Receipt received by or paid to or for the account of the Canadian Borrower or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay an aggregate principal amount of the Canadian Borrower Advances or Drawings comprising part of the same Borrowing, equal to the amount of such Net Cash Proceeds.

          (iii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances, (y) the Swing Line Advances and (z) the Letter of Credit Advances then outstanding, plus the aggregate Available Amount of all Letters of Credit then outstanding, exceeds (B) the Working Capital Facility.

          (iv) The Borrower shall, on each Business Day, pay to the Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

          (v) Prepayments of the Working Capital Facility made pursuant to clause (i) or (ii) above shall be first applied to prepay Letter of Credit
                                  -----
Advances then outstanding until such Advances are paid in full, second applied
                                                                ------
to prepay Swing Line Advances then outstanding until such Advances are paid in full, third applied to prepay Working Capital Advances then outstanding
      -----
comprising part of the same Borrowings (in the order designated by the Borrower) until such Advances are paid in full and fourth deposited in the L/C Cash
                                         ------
Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding; and the amount remaining (if any) after the prepayment in full of the Letter of Credit Advances, Swingline Advances and Working Capital Advances then outstanding and the cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the
                                 ----------------
Borrower and the Working Capital Facility shall be permanently reduced as set forth in Section 2.06(b)(iv). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or Working Capital Lenders, as applicable.

          (vi) Prepayments of the Acquisition Facility pursuant to Section 2.07(a) or 2.07(b)(i) or (ii) shall be applied to prepay Acquisition Advances then outstanding comprising part of the same Borrowings until such Acquisition Advances are paid in full, and thereafter the Acquisition Facility shall be permanently reduced, in accordance with Section 2.06(b)(v), by the amount of any prepayment of the Term Facilities and the Acquisition Facility pursuant to
Section 2.07(b)(i) or (ii) remaining (if any) after the prepayment in full of the Term Advances and the Acquisition Advances then outstanding (the sum of the aggregate amount applied to prepay Acquisition Advances and such remaining amount being referred to herein as the "Acquisition Reduction Amount").
                                        ----------------------------

          (vii) The Canadian Borrower shall, on each Canadian Business Day, pay to the Agent for deposit in a cash collateral account an amount sufficient to cause the aggregate amount on deposit in such account to equal the amount by which the aggregate Face Amount of all Bankers' Acceptances then outstanding under the Canadian Facility exceeds the Canadian Facility on such Canadian Business Day.

          (viii) All prepayments under this subsection (b), other than prepayments of Base Rate Advances pursuant to clause (iii), shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, together with any amounts owing pursuant to Section 8.04(c).

          (ix) No prepayment shall be required to be made under subsections
(b)(i) and (ii) of this Section 2.07 unless the amount of such prepayment exceeds $500,000 in the aggregate.

          (c)  Term B Opt-Out.  With respect to any prepayment of the Term
               --------------
Advances and Acquisition Advances pursuant to Section 2.07(b), the Agent shall ratably pay the Term A Lenders, Term B Lenders and Acquisition Lenders as provided in Section 2.07; provided, however, that any Term B Lender, at its
                          --------  -------
option, may, to the extent that Term A Advances or Acquisition Advances are outstanding at the time of such prepayment, elect not to accept such prepayment, in which event the provisions of the next sentence shall apply. Any Term B Lender may, to the extent that Term A Advances or Acquisition Advances are outstanding at the time of any prepayment referred to in any Prepayment Notice, elect not to accept its ratable share of such prepayment, by notice given to the Agent not later than 11:00 A.M. (New York City time) on the first Business Day prior to the scheduled Prepayment Date (such Term B Lender being a "Declining
                                                                    ---------
Lender").  On the Prepayment Date an amount equal to that portion of the
------
Prepayment Amount available to prepay Term B Advances (less any amounts that would otherwise be payable to the Declining Lenders) shall be applied to prepay Term B Advances owing to Term B Lenders other than Declining Lenders and any amounts that would otherwise have been applied to prepay Term B Advances owing to Declining Lenders shall instead be applied to prepay the remaining Term A Advances and Acquisition Advances as provided in Sections 2.07(a) and 2.07(b), provided that on prepayment in full of all Term A Advances and all Acquisition
--------
Advances, the remainder of any Prepayment Amount shall be applied ratably to prepay Term B Advances owing to the Declining Lenders.

          SECTION 2.08.  Interest.  (a)  Availability of Types of Advances.
                         --------        ---------------------------------
Subject to the provisions of Sections 2.10 and 2.13, Canadian Borrower Advances may be Canadian Prime Rate Advances only.

          (b)  Scheduled Interest.  The Applicable Borrower shall pay interest
               ------------------
on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i)  Base Rate Advances.  During such periods as such Advance is a
               ------------------
     Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) (1) in the case of any
                                               ----
     Term B Advance, 2.50% or (2) in the case of any other Advance, the Applicable Margin in effect from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December during such periods, on the date such Base Rate Advance shall be Converted, on the date of any repayment thereof pursuant to Section 2.05, on the date of any prepayment thereof to the extent required under Section 2.07 and on the Termination Date.

          (ii)  Eurodollar Rate Advances.  During such periods as such Advance
                ------------------------
     is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) (1) in
                                                               ----
     the case of any Term B Advance, 3.50% or (2) in the case of any other Advance, the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, on the date such Eurodollar Rate Advance shall be Converted, on the date of any repayment thereof pursuant to Section 2.05, on the date of any prepayment thereof to the extent required under
     Section 2.07 and on the Termination Date.

          (iii) Canadian Prime Rate Advances.  During such periods as such
                ----------------------------
     Advance is a Canadian Prime Rate Advance, a rate per annum equal at all times to the sum of (A) the Canadian Prime Rate in effect from time to time plus (B) the Applicable Margin for Canadian Prime Rate Advances in effect
     ----
     from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December during such periods, on the date such Canadian Prime Rate Advance shall be Converted, on the date of any repayment thereof pursuant to Section 2.05, on the date of any prepayment thereof to the extent required under Section 2.07 and on the Termination Date.

          (c)   Default Interest.  Upon the occurrence and during the
                ----------------
continuance of an Event of Default, the Agent may, and upon the request of the Required Lenders shall, require that the Applicable Borrower shall pay interest on (i) the unpaid principal amount of each Advance made to such Applicable Borrower and owing to each Lender, payable in U.S. Dollars or Canadian Dollars, as the case may be, in arrears on the dates referred to in clauses (b)(i) through (b)(iii) above or on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clauses (b)(i) through (b)(iii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due (or, with respect to amounts other than principal, interest and fees, from 30 days after such amount is due) until such amount shall be paid in full, payable in U.S. Dollars or Canadian Dollars, as the case may be, in arrears on the date such amount shall be paid in full or on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clauses (b)(i) through (b)(iii) above, and, in all other cases, on Base Rate Advances pursuant to clause (b)(i) above.

          (d) Notice of Interest Rate.  Promptly after receipt of a Notice of
              -----------------------
Borrowing pursuant to Section 2.02(a), the Agent shall give notice to the Applicable Borrower and each Appropriate Lender of the applicable interest rate determined by the Agent for purposes of clause (b) above.

          (e) BA Rate Determination.  If the Reuters Screen CDOR Page is not
              ---------------------
available for the timely determination of the BA Rate, and the BA Rate for any Bankers' Acceptances can not otherwise be determined in a timely manner in accordance with the definition of "BA Rate", the Agent shall forthwith notify the Canadian Borrower and the Canadian Lenders that such interest rate cannot be determined for such Bankers' Acceptances, and the obligation of the Canadian Lenders to make, or to renew, Bankers' Acceptances shall be suspended until the Agent shall notify the Canadian Borrower and the Canadian Lenders that the circumstances causing such suspension no longer exist.

          (f) Interest Act (Canada).  Whenever a rate of interest hereunder is
              ---------------------
calculated on the basis of a year (the "deemed year") which contains fewer days
                                        -----------
than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the number of days in the deemed year and dividing it by the actual number of days in the calendar year of calculation.

          (g) Nominal Rates; No Deemed Reinvestment.  The principle of deemed
              -------------------------------------
reinvestment of interest shall not apply to any interest calculation under this Agreement; all interest payments to be made hereunder shall be paid without allowance or deduction for reinvestment or otherwise, before and after maturity, default and judgment. The rates of interest specified in this Agreement are intended to be nominal rates and not effective rates. Interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.

          (h) Interest Paid by the Canadian Borrower.  Notwithstanding any
              --------------------------------------
provision of this Agreement, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code (Canada)) payable by the Canadian Borrower under this Agreement exceed the effective annual rate of interest on the "credit advanced" (as defined in Section 347 of the Criminal Code (Canada)) under this Agreement lawfully permitted by that Section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in Section 347 of the Criminal Code (Canada)) is determined to be contrary to the provisions of that Section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Canadian Borrower and the Canadian Lenders and the amount of such payment or collection shall be refunded to the Canadian Borrower. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the relevant term and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Lenders will be prima facie evidence of such rate.

          SECTION 2.09.  Fees.  (a)  Commitment Fees.  (x) The Borrower shall
                         ----        ---------------
pay to the Agent for the account of the Working Capital Lenders a commitment fee, from the date hereof in the case of each Initial Lender that is a Working Capital Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Working Capital Lender in the case of each other Lender until the Termination Date, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing December 31, 1999, and on the Termination Date, at a rate per annum equal to the Applicable Margin on the average daily Unused Working Capital Commitment of such Lender; and (y) the Borrower shall pay to the Agent for the account of the Acquisition Lenders a commitment fee, from the date hereof in the case of each Initial Lender that is an Acquisition Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became an Acquisition Lender in the case of each other Lender until the Conversion Date, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing December 31, 1999, and on the Conversion Date, at a rate per annum equal to the Applicable Margin on the average daily Unused Acquisition Commitment of such Lender.

          (b)  Letter of Credit Fees, Etc.  (i)  The Borrower shall pay to the
               --------------------------
Agent for the account of each Working Capital Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing December 31, 1999, and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the rate per annum equal to the Applicable Margin for Eurodollar Rate Borrowings under the Working Capital Facility as in effect from time to time.

          (ii) The Borrower shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

          (c)  Agent's Fees.  Each Applicable Borrower shall pay to the Agent
               ------------
for its own account such fees as may from time to time be agreed between such Applicable Borrower and the Agent.

          (d)  Stamping Fees.  The Canadian Borrower shall, on the date of each
               -------------
Drawing and on the date of each renewal of any outstanding Bankers' Acceptances, pay to the Agent, in Canadian Dollars, for the ratable account of the Canadian Lenders accepting Drafts and purchasing Bankers' Acceptances, the Stamping Fee with respect to such Bankers' Acceptances. The Canadian Borrower irrevocably authorizes each such Canadian Lender to deduct the Stamping Fee payable with respect to each Bankers' Acceptance of such Canadian Lender from the Drawing Purchase Price payable by such Canadian Lender in respect of such Bankers' Acceptance in accordance with Section 2.04 and to apply such amount so withheld to the payment of such Stamping Fee for the account of the Canadian Borrower and, to the extent such Stamping Fee is so withheld and legally permitted to be so applied, the Canadian Borrower's obligations under the preceding sentence in respect of such Stamping Fee shall be satisfied.

          SECTION 2.10.  Conversion of Advances. (a)  Optional. (X) The
                         ----------------------       --------
Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that if any
                                           --------  -------
Conversion of Eurodollar Rate Advances into Base Rate Advances is made other than on the last day of an Interest Period for such Eurodollar Rate Advances the Borrower shall also pay any amounts owing pursuant to Section 8.04(c), any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and
(iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower; and (Y) The Canadian Borrower may on
                                         ---
any Business Day, upon notice given to the Agent not later than 12:00 noon (New York City time) on a Business Day at least two Canadian Business Days prior to the date of the proposed conversion and subject to the provisions of Sections
2.08 or 2.12, convert all or any portion of the Canadian Prime Rate Advances comprising part of the same Borrowing to Drawings in accordance with Section 2.04(a) hereof. Each such notice of Conversion shall specify (A) the date of such Conversion, (B) the Canadian Prime Rate Advances to be Converted, (C) if less than all of the Canadian Prime Rate Advances comprising part of any Borrowing are to be Converted, the aggregate amount of Canadian Prime Rate Advances to be so Converted and (D) the initial term to maturity of the Bankers' Acceptances (which shall comply with the definition of "Maturity Date" in
Section 1.01); provided, however, that, if the Agent determines in good faith
               --------  -------
(which determination shall be conclusive and binding upon the Canadian Borrower) that the Bankers' Acceptances cannot be Converted ratably by the Canadian Lenders, due solely to the requested aggregate Face Amount thereof, the aggregate Face Amount of Bankers' Acceptances to be created and purchased by any Canadian Lender shall be reduced to such lesser amount as the Agent determines will permit such Conversion to be so made and each Canadian Lender shall continue to maintain a Canadian Prime Rate Advance in the amount of the difference between such Canadian Lender's ratable portion of the original aggregate amount of the Canadian Prime Rate Advances to be Converted and the Face Amount of the Bankers' Acceptances to be created by such Canadian Lender after giving effect to such Conversion. Each notice of Conversion under this Section 2.10 shall be irrevocable and binding on the Canadian Borrower.

          (b)    Mandatory.  (i)  On the date on which the aggregate unpaid
                 ---------
principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Base Rate Advances.

          (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

          (iii) Upon the occurrence and during the continuance of any Event of Default and the determination of the Agent, or the Required Lenders, that any or all Eurodollar Rate Advances and any or all Conversions are not appropriate, (x) the applicable Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(y) the obligation of the Lenders to make, or to Convert the applicable Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION 2.11.  Renewal and Conversion of Bankers' Acceptances.  (a)
                         ----------------------------------------------
Optional Renewal.  The Canadian Borrower may on any Business Day, upon notice
----------------
given to the Agent not later than 12:00 noon (New York City time) on a Business Day at least two Canadian Business Days prior to the date of the proposed renewal and subject to the provisions of Section 2.12, renew all or any portion of the Bankers' Acceptances comprising part of the same Drawing; provided,
                                                                 --------
however, that:
-------

          (i) any renewal of Bankers' Acceptances shall be made only on the then existing Maturity Date for such Bankers' Acceptances;

          (ii) each renewal of Bankers' Acceptances comprising part of the same Drawing shall be made ratably among the Lenders holding such Bankers' Acceptances in accordance with the respective amount of such Bankers' Acceptances so held; and

          (iii) upon the occurrence and during the continuance of any Event of Default and the determination of the Agent, or Canadian Lenders owning or holding at least 51% of the sum of (x) the aggregate principal amount of the Canadian Borrower Advances outstanding at such time, (y) the aggregate Face Amount of all Bankers' Acceptances outstanding at such time and (z) the aggregate Unused Canadian Commitments at such time, that any or all Bankers' Acceptances and any or all renewals of any Bankers' Acceptances are not appropriate, no renewal of any Bankers' Acceptance may be made.

Each such notice of renewal shall, within the restrictions set forth above, specify (A) the date of such renewal (which shall be the then existing Maturity Date of such Bankers' Acceptances and shall be a Canadian Business Day), (B) the Bankers' Acceptances to be renewed, (C) if less than all of the Bankers' Acceptances comprising part of any Drawing are to be renewed, the aggregate Face Amount for such renewal and (D) the term to maturity of the renewed Bankers' Acceptances (which shall comply with the definition of "Maturity Date" in
Section 1.01); provided, however, that, if the Agent determines in good faith
               --------  -------
(which determination shall be conclusive and binding upon the Canadian Borrower) that the Bankers' Acceptances cannot, due solely to the requested aggregate Face Amount thereof, be renewed ratably by the Canadian Lenders, the aggregate Face Amount of such renewal (or the Face Amount of Bankers' Acceptances to be created by any Canadian Lender) shall be reduced to such lesser amount as the Agent determines will permit such renewal to be so made and each Canadian Lender shall fund the difference between such Canadian Lender's ratable portion of the original aggregate Face Amount of such renewal and the Face Amount of the Bankers' Acceptances to be created by such Canadian Lender after giving effect to such reduction in the form of a Canadian Prime Rate Advance, which shall be deemed for all purposes hereof to be a Canadian Borrower Advance made pursuant to Section 2.01(d). Each notice of renewal under this Section 2.11 shall be irrevocable and binding on the Canadian Borrower. Upon any renewal of Bankers' Acceptances comprising part of any Drawing in accordance with this Section 2.11(a), the Canadian Lenders holding the Bankers' Acceptances to be renewed shall exchange such maturing Bankers' Acceptances for new Bankers' Acceptances containing the terms set forth in the applicable notice of renewal, and the Drawing Purchase Price payable for each such renewal shall be applied, together with other funds, if necessary, available to the Canadian Borrower, to reimburse the Bankers' Acceptances otherwise maturing on such date. The Canadian Borrower hereby irrevocably authorizes and directs each Canadian Lender to apply the proceeds of each renewed Bankers' Acceptance owing to it to the reimbursement, in accordance with this Section 2.11(a), of the Bankers' Acceptances owing to such Canadian Lender and maturing on such date.

          (b)  Optional Conversion.  The Canadian Borrower may on any Business
               -------------------
Day, upon notice given to the Agent not later than 12:00 noon (New York City time) on a Business Day at least two Canadian Business Days prior to the date of the proposed Conversion and subject to the provisions of Section 2.12, Convert all or any portion of the Bankers' Acceptances comprising part of the same Drawing to a Canadian Borrowing comprised of Canadian Prime Rate Advances; provided, however, that:
--------  -------

          (i) any Conversion of Bankers' Acceptances shall be made only on the then existing Maturity Date for such Bankers' Acceptances;

          (ii) each Conversion of Bankers' Acceptances comprising part of the same Drawing shall be made ratably among the Lenders holding such Bankers' Acceptances in accordance with the respective amounts of such Bankers' Acceptances so held; and

          (iii) no Conversion may be made if (A) the amount of the Advance to be made by any Canadian Lender in connection with such Conversion would exceed such Canadian Lender's unused portion of its Canadian Commitment under the Canadian Facility in effect at the time of such Conversion, or
     (B) after giving effect to such Conversion, the sum of the aggregate principal amount of outstanding Canadian Borrower Advances plus the
                                                                ----
     aggregate Face Amount of Bankers' Acceptances then outstanding would exceed the Canadian Facility.

Each such notice of Conversion shall, within the restrictions set forth above, specify (A) the date of such Conversion (which shall be the then existing Maturity Date of such Bankers' Acceptances and shall be a Canadian Business
Day), (B) the Bankers' Acceptances to be Converted and (C) if less than all of the Bankers' Acceptances comprising part of any Drawing are to be Converted, the aggregate Face Amount of such Conversion. Each notice of Conversion under this
Section 2.11 shall be irrevocable and binding on the Canadian Borrower. Upon any Conversion of Bankers' Acceptances comprising part of the same Drawing in accordance with this Section 2.11(b), the obligation of the Canadian Borrower to reimburse the Lenders under Section 2.13 in respect of the Bankers' Acceptances otherwise maturing on such date shall, to the extent of such conversion, be Converted to an obligation to reimburse the Lenders making the Canadian Borrower Advances made in respect of such maturing Bankers' Acceptances on such date ratably in accordance with the amount of the Advances held by such Lender at the time of reimbursement. The Canadian Borrower hereby irrevocably authorizes and directs each Canadian Lender to apply the net proceeds of each Canadian Prime Rate Advance made by such Lender pursuant to this Section 2.11(b) to the reimbursement of the Bankers' Acceptances owing to such Lender and maturing on such date.

          (c)  Mandatory Conversion.  Upon the occurrence and during the
               --------------------
continuance of any Event of Default and the determination of the Agent, or Canadian Lenders owning or holding at least 51% of the sum of (x) the aggregate principal amount of the Canadian Borrower Advances outstanding at such time, (y) the aggregate Face Amount of all Bankers' Acceptances outstanding at such time and (z) the aggregate Unused Canadian Commitments at such time, that any or all Bankers' Acceptances and any or all renewals of any Bankers' Acceptances are not appropriate, or if the Canadian Borrower shall fail (i) to deliver a properly completed notice of renewal under Section 2.11(a) or a properly completed notice of Conversion under Section 2.11(b) indicating its intention to renew or to Convert any maturing Bankers' Acceptances or (ii) to reimburse the Canadian Lenders for any Bankers' Acceptances comprising part of the same Drawing pursuant to Section 2.05, the Agent will forthwith so notify the Canadian Borrower and the Canadian Lenders, whereupon each such Bankers' Acceptance will automatically, on the then existing Maturity Date of such Bankers' Acceptances, Convert into a Canadian Prime Rate Advance.

          SECTION 2.12.  Increased Costs, Etc. (a) If, due to either (i) the
                         --------------------
introduction of or any change in or in the interpretation of any law or regulation made following the date hereof or (ii) the compliance with any guideline or request (whether or not having the force of law) from any central bank or other governmental authority or the National Association of Insurance Commissioners introduced or made following the date hereof, there shall be:

          (A) any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances;

          (B) any increase in the cost to any Lender Party of agreeing to perform or of performing its obligations under this Agreement under or in respect of Bankers' Acceptances; or

          (C) any reduction in any amount payable to, or any increase in any payment required to be made by, or any forgiveness or reduction of effective return to, any Lender Party under this Agreement under or in respect of any Bankers' Acceptances;

(excluding for purposes of this Section 2.12(a) any such increased cost resulting from (x) taxes (as to which Section 2.14 shall govern) and (y) the imposition of, or a change in the rate of, taxes described in clauses (i) and
(ii) of the first sentence of Section 2.14(a)) then the Applicable Borrower shall from time to time, upon demand, and notice of the event by reason of which such Lender Party has become entitled to compensation hereunder, by such Lender Party (with a copy of such demand and notice to the Agent), pay (without duplication) to the Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Applicable Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request (whether or not having the force of law) from any central bank or other governmental authority or the National Association of Insurance Commissioners introduced or made following the date hereof affects the amount of capital required to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend, to accept, purchase and/or discount Bankers' Acceptances or to issue Letters of Credit hereunder and other commitments of such type or the purchase and/or acceptance and maintenance of Bankers' Acceptances or the issuance or maintenance of the Letters of Credit (or similar contingent obligations) hereunder, then, upon demand, and notice of the event by reason of which such Lender Party has become entitled to compensation hereunder, by such Lender Party (with a copy of such demand to the Agent), the Applicable Borrower shall pay (without duplication) to the Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend, to accept, purchase and/or discount Bankers' Acceptances or to issue Letters of Credit hereunder or to the purchase and/or acceptance and maintenance of Bankers' Acceptances or the issuance or maintenance of any Letters of Credit hereunder. A certificate as to such amounts submitted to the Applicable Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed at least 50% of the then-outstanding aggregate principal amount thereof notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Applicable Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Applicable Borrower that such notifying Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation made following the date hereof shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Applicable Borrower through the Agent, (i) such Lender's Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Base Rate Advance, on the respective last days of the then current Interest Periods with respect to such Advances or within such earlier period as required by law and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Applicable Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

          (e) Notwithstanding any other provision of this Agreement, if the introduction of or any change in the interpretation of any law or regulation made following the date hereof shall make it unlawful, or any central bank or other governmental authority shall assert following the date hereof that it is unlawful, for any Canadian Lender or its BA Lending Office to perform its obligations hereunder to complete and accept Drafts, to purchase Bankers' Acceptances or to continue to fund or maintain Bankers' Acceptances hereunder, then, on notice thereof and demand therefor by such Canadian Lender to the Canadian Borrower through the Agent (i) an amount equal to the aggregate Face Amount of all Bankers' Acceptances outstanding at such time shall, upon such demand (which shall only be made if deemed necessary by the applicable Canadian Lender to comply with applicable law), be deposited by the Canadian Borrower into the Canadian Cash Collateral Account until the Maturity Date of each such Bankers' Acceptance,
(ii) upon the Maturity Date of any Bankers' Acceptance in respect of which any such deposit has been made, the Agent shall be, and hereby is, authorized (without notice to or any further action by the Canadian Borrower) to apply, or to direct the Agent to apply, such amount (or the applicable portion thereof) to the reimbursement of such Bankers' Acceptance and (iii) the obligation of the Canadian Lenders to complete and accept Drafts and purchase Bankers' Acceptances shall be suspended until the Agent shall notify the Canadian Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

          (f) Failure or delay on the part of any Lender Party to demand compensation pursuant to this Section shall not constitute a waiver of such Lender Party's right to demand such compensation; provided that the Borrower
                                                  --------
shall not be required to compensate a Lender Party pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender Party, as the case may be, notifies the Borrower of the circumstances giving rise to such increased costs or reductions and of such Lender Party's intention to claim compensation therefor; provided further that,
                                                         -------- -------
if the circumstances giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.13.  Payments and Computations. (a) The Borrower shall make
                         -------------------------
each payment hereunder irrespective of any right of counterclaim or set-off, not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Canadian Borrower shall make each payment hereunder irrespective of any right or counterclaim or set-off, not later than 11:00 A.M. (New York City time) on the day when due in like funds as advanced to the Agent in same day funds by deposit of such funds to the applicable Agent's Account. The Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower or the Canadian Borrower, as applicable, is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower or the Canadian Borrower, as applicable, is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(e), from and after the effective date of such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and

Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) Subject to subsection (g) of this Section 2.13, if the Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances, the Face Amount of all outstanding Bankers' Acceptances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Agent shall direct.

          (c) Subject to subsection (g) of this Section 2.13, each of the Borrower and the Canadian Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder, to charge from time to time against any or all of the accounts of the Borrower or the Canadian Borrower, as the case may be, with such Lender Party any amount so due.

          (d) Subject to Section 2.08(f), all computations of interest, fees and Letter of Credit commissions shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error. At the request of the Applicable Borrower, the Agent shall deliver to the Applicable Borrower a statement showing quotations used by the Agent in determining such interest rate, fee and commission.

          (e) Whenever any payment hereunder or in respect of Bankers' Acceptances shall be stated to be due on a day other than a Business Day or a Canadian Business Day, as the case may be, such payment shall be made on the next succeeding Business Day or Canadian Business Day, as applicable, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if
                                                   --------  -------
such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (f) Unless the Agent shall have received notice from the Borrower or the Canadian Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower or the Canadian Borrower, as the case may be, will not make such payment in full, the Agent may assume that the Applicable Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent any Applicable Borrower shall not have so made such payment in full to the Agent, each such Lender Party shall repay to the Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Agent, at the higher of (A) the Federal Funds Rate and (B) the cost of funds incurred by the Agent in respect of such amount.

          (g) Notwithstanding any other provision of this Agreement or the other Loan Documents to the contrary (including, without limitation, this Section 2.13 and Sections 2.08, 2.09, 2.12, 2.14 and 8.04 hereof) the liability of the Canadian Borrower under this Agreement shall be several and not joint or joint and several. In no event shall the Canadian Borrower be liable for the payment of any principal of or interest on any Advances other than Advances borrowed by it hereunder, any commitment fees other than such fees payable with respect to the maximum amount of the Canadian Facility, or any costs and expenses under Section 8.04 hereof other than any such costs and expenses relating to its indebtedness hereunder or the enforcement of its obligations under this Agreement and the other Loan Documents. Any payment made by, or on behalf of, the Canadian Borrower to the Agent's Account shall be deemed a payment in respect of the Canadian Borrower Advances or any interest, fees, costs or expenses, as applicable, payable with respect thereto.

          SECTION 2.14.  Taxes. (a) Any and all payments by the Borrower or the
                         -----
Canadian Borrower hereunder or in respect of any Bankers' Acceptance shall be made, in accordance with Section 2.13, free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Lender Party and the Agent, taxes imposed
---------
on the overall net income of such Lender Party or Agent by any jurisdiction, and franchise taxes imposed on such Lender Party or the Agent in lieu of net income taxes by the jurisdiction under the laws of which such Lender Party or the Agent (as the case may be) is organized or any political subdivision thereof or therein and, in the case of each Lender Party, taxes imposed on its overall net income and franchise taxes imposed on such Lender Party in lieu of net income taxes by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof or therein and in the case of the Agent, taxes imposed on its overall net income and franchise taxes imposed on the Agent in lieu of net income taxes by the state or foreign jurisdiction of the office or offices through which the Agent performs its services pursuant to this Agreement and (ii) any tax, levies, imposts, deductions, charges, withholdings and liabilities that would not have been imposed but for the existence of any present or former connection between the Agent or any Lender Party, as applicable (or between the shareholder of the Agent or such Lender Party), and the taxing authority imposing such tax, levy, impost, deduction, charge, withholding or liability including, without limitation, the Agent or Lender Party, as relevant (or shareholders thereof) being or having been a citizen or resident thereof, being or having been present therein, being or having been engaged in a trade or business therein, or having had a permanent establishment therein (but excluding in each case a connection arising from the Agent's or any Lender Party's execution or enforcement of or performance of its obligations under or receipt of payment under this Agreement) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                                                        -----
If the Borrower or the Canadian Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or in respect of any Bankers' Acceptance to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.14) such Lender Party or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower or the Canadian Borrower, as the case may be, shall make such deductions or withholdings and (iii) the Borrower or the Canadian Borrower, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower and the Canadian Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made by it hereunder or in respect of any Bankers' Acceptances or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Bankers' Acceptances (hereinafter referred to as "Other Taxes").
                             -----------

          (c) The Borrower and the Canadian Borrower shall indemnify each Lender Party and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor and provides the Borrower and the Canadian Borrower with evidence of such liability reasonably satisfactory to the Borrower and the Canadian Borrower.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 8.02, the original receipt of payment thereof, a certified copy of such receipt or other evidence of payment reasonably acceptable to the Agent. In the case of any payment hereunder by or on behalf of the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at its address referred to in Section 8.02, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United
                                                                   ------
States" and "United States person" shall have the meanings specified in Section
             --------------------
7701 of the Internal Revenue Code. Within 30 days after the date of any payment of Taxes, the Canadian

Borrower shall furnish to the Agent, at such address, the original receipt of payment thereof, a certified copy of such receipt or other evidence of payment reasonably acceptable to the Agent. In the case of any payment hereunder or in respect of any Bankers' Acceptances by or on behalf of the Canadian Borrower through an account or branch outside Canada or on behalf of the Canadian Borrower by a payor that is not a corporation organized under the laws of Canada, if the Canadian Borrower determines that no Taxes are payable in respect thereof, the Canadian Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or the Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so and in any event prior to the date of the first payment to such Lender Party hereunder), provide the Agent and the Borrower with two duly completed and executed copies of Internal Revenue Service (the "IRS") Form
                                                                     ---
1001 or 4224, as appropriate, or any successor form prescribed by the IRS, certifying (if it is the case) that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or in respect of any Bankers' Acceptances or to the extent permitted by law, as an alternative to such Form 1001 or 4224, each such Lender Party may provide the Borrower and the Agent with two duly completed and executed copies of IRS Form W-8, or any successor form prescribed by the IRS, certifying that such Lender Party is exempt from United States federal withholding tax pursuant to Section 871(h) or Section 881(c) of the Internal Revenue Code, together with an annual certificate in form and substance satisfactory to the Borrower or the Agent stating that such Lender Party is not a "person" described in Section 871(h)(3) or 881(c)(3) of the Internal Revenue Code. In addition, each Canadian Lender shall provide the Agent and the Canadian Borrower with any form or certificate certifying that such Canadian Lender is exempt from or is entitled to a reduced rate of Canadian withholding tax; provided, however, that each Canadian Lender shall have been advised in
     --------  -------
writing by the Canadian Borrower (including at the time any renewal form is due) of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and Applicable Lending Office of such Canadian Lender set forth on Schedule I hereto, in the case of each Initial Lender, or to the jurisdiction of organization and Applicable Lending Office of such Canadian Lender set forth in the Assignment and Acceptance pursuant to which it became a Canadian Lender, in the case of each other Lender Party, or such other branch or office of any Canadian Lender designated by such Canadian Lender from time to time. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a tax rate with respect to Home Jurisdiction Withholding Tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon such withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of
                                   --------  -------
the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of Home Jurisdiction Withholding Tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) Home Jurisdiction Withholding Tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information not substantially similar to the information necessary to compute the tax payable and information required on the date hereof by IRS Form 1001 or 4224, and which a Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower or the Canadian Borrower, as the case may be, and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party has failed to provide the Borrower or the Canadian Borrower, as applicable, with the appropriate form described in subsection (e) above duly completed and executed (other than if such failure is due to a change in law occurring after the date
 ----- ----
on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.14 with respect to Taxes imposed by the United States or Canada, as applicable, by reason of such failure; provided, however, that should a Lender Party become
                        --------  -------
subject to Taxes because of its failure to deliver a form required hereunder, the Borrower or the Canadian Borrower, as applicable, shall take such steps as such Lender Party shall reasonably request at such Lender Party's sole expense to assist such Lender Party to recover such Taxes.

          (g) Any Lender Party claiming additional amounts payable pursuant to this Section 2.14 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Canadian Borrower, as the case may be, or to change the jurisdiction of its Applicable Lending Office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole judgment of such Lender Party, be disadvantageous to such Lender Party.

          (h) If any Lender Party receives a refund of any Taxes or Other Taxes paid by the Borrower or the Canadian Borrower, as the case may be, pursuant to
Section 2.14(a), Section 2.14(b), or Section 2.14(c), such Lender Party shall, within 30 days of such receipt, pay to the Borrower or the Canadian Borrower, as applicable, the amount so received, net of all out-of-pocket expenses of such Lender Party with respect thereto; provided, however, that such Lender Party
                                   --------  -------
shall (i) be required to pay to such Borrower or Canadian Borrower only such amounts as such Lender Party, in its sole discretion, determines is attributable to Taxes or Other Taxes paid by such Borrower or Canadian Borrower pursuant to
Section 2.14(a), Section 2.14(b) or Section 2.14(c), and (ii) have the sole discretion to determine whether to contest the imposition of any Taxes or Other Taxes, regardless of whether such Taxes or Other Taxes were correctly or legally asserted.

          SECTION 2.15.  Sharing of Payments, Etc.  If any Lender Party shall
                         ------------------------
obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under any Bankers' Acceptances at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party and under any Bankers' Acceptances at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under any Bankers' Acceptances at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under any Bankers' Acceptances at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under any Bankers' Acceptances at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender Party and under any Bankers' Acceptances at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under any Bankers' Acceptances at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under any Bankers' Acceptances at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided,
                                                                    --------
however, that if all or any portion of such excess payment is thereafter
-------
recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower and the Canadian Borrower agree that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of such Borrower or Canadian Borrower in the amount of such participation.

          SECTION 2.16.  Use of Proceeds. (a) The proceeds of the Term Advances
                         ---------------
shall be available (and the Borrower agrees that it shall use such proceeds) solely (i) to finance the Acquisition, (ii) to refinance the Existing Debt and
(iii) to pay transaction fees and expenses;

          (b) The proceeds of the Working Capital Advances and the issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (i) to provide for working capital for the Borrower and the Canadian Borrower and (ii) for other general corporate purposes permitted under this Agreement (other than Permitted Acquisitions);

          (c) The proceeds of the Acquisition Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to finance (i) Permitted Acquisitions and (ii) to the extent not constituting Permitted Acquisitions, the development and construction of asphalt production plants and related facilities, provided that (A) immediately after giving effect to each
                    --------
Acquisition Advance made to finance such development and construction, on a pro forma basis for the Rolling Period ended as of the end of the most recent period for which financial statements were required to be furnished to the Agent pursuant to Sections 5.03(b), (c) or (d), the Total Leverage Ratio of the Parent Guarantor and its Subsidiaries shall be not more than 5.00 to 1.00, (B) prior to each such Acquisition Advance, the Borrower shall have furnished to the Agent a schedule in form satisfactory to the Agent of the computations used by the Parent Guarantor in determining compliance with the requirement of clause (A) above and (C) the Borrower shall have furnished to the Agent a certificate signed by the chief financial officer or treasurer of the Parent Guarantor, substantially in the form of Exhibit M-3, attesting to the Solvency of the Parent Guarantor and its Subsidiaries as of the date of such Acquisition Borrowing; and

          (d) The proceeds of the Canadian Borrower Advances and the Drawings under the Bankers' Acceptances shall be available (and the Canadian Borrower agrees that it shall use such proceeds and Drawings) solely for general corporate purposes of the Canadian Borrower permitted under this Agreement.

          SECTION 2.17.  Evidence of Debt. (a) Each Lender shall maintain in
                         ----------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Applicable Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Applicable Borrower agrees that upon notice by any Lender Party to such Applicable Borrower (with a copy of such notice to the Agent) to the effect that a Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the Applicable Borrower shall promptly execute and deliver to such Lender a Term A Note, a Term B Note, a Working Capital Note, a Canadian Borrower Note and an Acquisition Note, as applicable, payable to the order of such Lender Party in a principal amount equal to the Term A Commitment, the Term B Commitment, the Working Capital Commitment, the Canadian Commitment or the Acquisition Commitment, respectively, of such Lender Party at the time of such request. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.

          (b) The Register maintained by the Agent pursuant to Section 8.07(e) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Applicable Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Agent from the Applicable Borrower hereunder and each Lender Party's share thereof.

          (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) above, and by each Lender Party in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of
                                           ----- -----
principal and interest due and payable or to become due and payable from the Applicable Borrower to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or such
                       --------  -------
Lender Party to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Applicable Borrower under this Agreement.

          (d) References herein to Notes shall mean and be references to the Term A Notes, the Term B Notes, the Working Capital Notes, the Canadian Borrower Notes and the Acquisition Notes, unless otherwise specifically indicated, in each case to the extent issued hereunder.

          SECTION 2.18.  Replacement of Lenders.  If any Lender requests
                         ----------------------
compensation under Section 2.12, if any Lender exercises its rights under
Section 2.12(d) or (e), if the Borrower is required to pay any additional amount to any Lender or any taxing authority for the account of any Lender pursuant to
Section 2.14 or if any Lender shall abstain from approving or disapproving any amendment, waiver or consent requested by the Borrower, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 8.07), all its interests, rights and obligations under this Agreement to one or more Eligible Assignees that shall assume such obligations, provided that (i) the Borrower shall have
                                    --------
received the prior written consent of the Agent (and, if a Working Capital Commitment is being assigned, the Issuing Bank and the Swingline Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including all losses, costs and expenses payable pursuant to Section 8.04 (c)) from such Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under

Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION 3.01.  Conditions Precedent to Initial Extension of Credit.
                         ---------------------------------------------------
The obligation of each Lender to make an Advance, of the Issuing Bank to issue a Letter of Credit and of the Canadian Lenders to accept and/or purchase Bankers' Acceptances on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

          (a) The Purchase Agreement shall be in full force and effect and the Acquisition and the other transactions contemplated by this Agreement shall have been consummated strictly in accordance with the terms of the Purchase Agreement and all other related documentation without any waiver or amendment not consented to by the Lender Parties of any term, provision or condition set forth therein, and in compliance with all applicable laws, and the Agent shall be satisfied (i) with the terms and conditions of the Related Documents in all material respects and (ii) that the assets and earnings of the Borrower and the Canadian Borrower are sufficient to support the Obligations of the Borrower and the Canadian Borrower under this Agreement and the timely amortization of all Debt and other Obligations of the Borrower and the Canadian Borrower.

          (b) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of the Loan Parties, including the terms and conditions of the charter, bylaws and each class of capital stock of the Loan Parties and of each agreement or instrument relating to such structure or capitalization.

          (c) There shall have been no event, condition or circumstance that has resulted in or is reasonably likely to result in a Material Adverse Change with respect to the Borrower and its Subsidiaries, taken as a whole, since December 31, 1998, or with respect to the Acquired Businesses, taken as a whole, since March 31, 1999.

          (d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its properties or any of its Subsidiaries or any of their properties pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document, any Related Document or the consummation of the transactions contemplated hereby and thereby.

          (e)  [Intentionally Omitted].

          (f) The Agent shall be satisfied that all Existing Debt, other than the Debt identified on Schedule 3.01(f) (the "Surviving Debt"), has been
                                                   --------------
     prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and that all such Surviving Debt shall be on terms and conditions satisfactory to the Agent. All accrued fees and expenses of the Agent and the Lender Parties (including the accrued fees and expenses of counsel to the Agent and of local counsel to the Lender Parties) payable by the Borrower hereunder and all fees and expenses payable or otherwise borne by the Borrower in connection with the issuance of the Subordinated Notes shall have been paid, and the Agent shall be satisfied that the amount of such fees and expenses shall not exceed $15,000,000.

          (g) The Agent shall have received on or before the date of the Initial Extension of Credit, the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and (except for any Notes or Drafts) in sufficient copies for each Lender Party:

               (i) Notes payable to the order of the Lenders to the extent requested by any Lender pursuant to Section 2.17.

               (ii) Presigned Drafts delivered pursuant to Section 2.04(f) hereof.

               (iii)  A Notice of Borrowing.

               (iv) Certified copies of the resolutions (or analogous authorizations) of the Board of Directors (or other authorized legal representatives) of the Borrower, the Canadian Borrower, the Parent Guarantor, each Subsidiary Guarantor and each other Loan Party approving this Agreement, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, each other Loan Document and each Related Document.

               (v) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the date of the Initial Extension of Credit, in each case listing the charter of the Borrower, the Parent Guarantor, each Subsidiary Guarantor and each other Loan Party and each amendment thereto on file in his office and certifying that (A) such charter is a true and correct copy thereof, (B) such amendments are the only amendments to such charter on file in his office, (C) such Person has paid all franchise taxes to the date of such certificate and (D) such Person is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

               (vi) (A) A certificate of the Canadian Borrower certifying as to a true and correct copy of the articles of incorporation or amalgamation of the Canadian Borrower, together with any amendments thereto, and (B) a certificate of status of the Province of Ontario stating that the Canadian Borrower is a corporation incorporated, amalgamated or continued under the laws of the Province of Ontario and has not been dissolved.

               (vii) A copy of a certificate of the Secretary of State of the states listed on Schedule 3.01(g)(vii) with respect to the Borrower and each Subsidiary Guarantor, dated reasonably near the date of the Initial Extension of Credit, stating that the Borrower and each such Subsidiary Guarantor is duly qualified and in good standing as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate.

               (viii) A certificate of each of the Borrower, the Canadian Borrower, the Parent Guarantor, each Subsidiary Guarantor and each other Loan Party, signed on behalf of such Person by any two officers of such Person, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of such Person since, in the case of the Canadian Borrower, the date of the certificate of status of the Province of Ontario referred to in Section 3.01(g)(vi)(B) and, in the case of each other Loan Party, the date of the Secretary of State's certificate referred to in Section 3.01(g)(v), (B) a true and correct copy of the bylaws of such Person as in effect on the date of the Initial Extension of Credit, (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the completeness and accuracy of the representations and warranties made by such Loan Party contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing that constitutes a Default.

               (ix) A certificate of an officer of each of the Borrower, the Canadian Borrower, the Parent Guarantor, each Subsidiary Guarantor and each other Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Agreement, each other Loan Document and each Related

          Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

               (x) A security agreement in substantially the form of Exhibit D (together with each other security agreement delivered pursuant to
          Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security
                                                                        --------
          Agreement"), duly executed by the Borrower and each Subsidiary
          ---------
          Guarantor, together with:

                         (A) certificates representing the Existing Pledged Shares referred to therein accompanied by undated stock powers executed in blank,

                         (B) copies of proper financing statements, under the Uniform Commercial Code of the states listed in Schedule 3.01(g)(x)(A) and all other jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the Liens created under the Collateral Documents, covering the Collateral described in the Security Agreement,

                         (C) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing all effective financing statements filed in the jurisdictions listed in Schedule 3.01(g)(x)(B) that name the Borrower and each Subsidiary Guarantor as debtor, together with copies of such other financing statements,

                         (D) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby,

                         (E) evidence of the insurance required by the terms of the Security Agreement, naming the Agent as additional insured and loss payee, in such amounts and covering such risks, as is satisfactory to the Agent, including, without limitation, business interruption insurance together with a certificate from a representative of an insurance company or from an independent insurance consultant confirming that the coverages are normal and customary for corporations comparable to the Borrower and each Subsidiary Guarantor,

                         (F) copies of the Assigned Agreements referred to in the Security Agreement,

                         (G) executed termination statements (Form UCC-3 or a comparable form), in proper form to be duly filed on the date of the Initial Extension of Credit under the Uniform Commercial Code of all jurisdictions that the Agent may deem desirable in order to terminate or amend existing Liens on the Collateral described in the Security Agreement and the Parent Guarantor Security Agreement,

                         (H) evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement has been taken, and

                         (I) the Blocked Account Letters referred to in the Security Agreement, duly executed by each Blocked Account Bank referred to in the Security Agreement.

               (xi) A security agreement in substantially the form of Exhibit G (as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Canadian Security Agreement"), duly executed by the Canadian Borrower, together with evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Canadian Security Agreement has been taken.

               (xii) A security agreement in substantially the form of Exhibit E (as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Parent Guarantor
                                                               ----------------
          Security Agreement"), duly executed by the Parent Guarantor, together
          ------------------
          with:

                         (A) certificates representing the Pledged Shares referred to therein accompanied by undated stock powers executed in blank, and

                         (B) evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Parent Guarantor Security Agreement has been taken.

               (xiii) An intellectual property security agreement in substantially the form of Exhibit F (together with each other intellectual property security agreement delivered pursuant to Section 5.01(m), as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Intellectual Property Security
                                                  ------------------------------
          Agreement"), duly executed by the Borrower and each Subsidiary
          ---------
          Guarantor, together with evidence that all action that the Agent may deem necessary or desirable in order to perfect and protect the first priority lien and security interests created under the Intellectual Property Security Agreement has been taken.

               (xiv) Deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust in substantially the form of Exhibit J and covering the properties and Material Leases listed on Schedule 4.01(gg) (other than the properties listed on Schedule 5.01(m)) and
          Schedule 4.01(hh) (together with each other mortgage delivered pursuant to Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Mortgages"), duly executed by the applicable Loan Party, together
               ---------
          with:

                         (A) fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") or commitments in writing to issue such
                -----------------
               policies in form and substance, with endorsements and in amount acceptable to the Agent, issued, coinsured and reinsured by title insurers acceptable to the Agent, insuring the Mortgages as of the time of the date of the Initial Extension of Credit to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Agent may deem necessary or desirable,

                         (B)  boundary surveys of the properties set forth on
               Schedule 3.01(g)(xiv)(B) prepared in accordance with American Land Title Insurance standards (except where surveys prepared to state standards are acceptable to the title insurer), dated no more than 30 days before the date of the Initial Extension of Credit, certified to the Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Agent, showing recorded easements and rights of way, unrecorded uses and occupancies observed by the surveyor, encroachments onto the boundary lines and onto the easements and rights of way otherwise shown on the survey, any building setback lines and other dimensional regulations that are set forth in covenants and restrictions that may be of record and certifying that such property is not in a flood hazard area and identifying the flood classification thereof, or, as applicable, locating any portion of such property that is in a flood hazard area,

                         (C) an affidavit of the applicable Loan Party delivered for the benefit of the issuer of the Mortgage Policies stating that, since the date of the survey referenced in the Mortgage Policies in respect of the properties set forth on
               Schedule 3.01(g)(xiv)(C), (1) the applicable survey shows the property in its present condition, (2) there have been no changes in the boundary lines of the property and (3) no other improvements have been constructed on or next to the property, and stating such other matters as the issuer of the Mortgage Policies may require to omit any exception in the Mortgage Policies relating to changes in the property since the date of the survey,

                         (D) evidence of the insurance required by the terms of the Mortgages, and

                         (E) evidence that all other action that the Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

               (xv) A guaranty agreement in substantially the form of Exhibit H (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Parent Guaranty"), duly executed by
                                          ---------------
          the Parent Guarantor.

               (xvi) A guaranty agreement in substantially the form of Exhibit I (together with each other guaranty and guaranty supplement delivered pursuant to Section 5.01(n), as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"), duly executed by the Subsidiary Guarantors.
           -------------------

               (xvii) Certified copies of each of the Related Documents, duly executed by the parties thereto and in form and substance satisfactory to the Agent, together with all agreements, instruments and other documents delivered in connection therewith.

               (xviii) [Intentionally Omitted.]

               (xix) A letter, in form and substance satisfactory to the Agent, from the Parent Guarantor to PriceWaterhouseCoopers, its independent certified public accountants, advising such accountants that the Agent (on its own account or at the request of the Lender Parties) has been authorized (upon an Event of Default or upon reasonable notice to the Borrower) to exercise all rights of the Parent Guarantor to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Parent Guarantor and its Subsidiaries and directing such accountants to comply with any reasonable request of the Agent for such information.

               (xx) A solvency certificate from the chief financial officer or treasurer of the Parent Guarantor, substantially in the form of Exhibit M-2, together with such other evidence reasonably requested by the Agent, attesting to the Solvency of the Parent Guarantor and its Subsidiaries after giving effect to the Acquisition, the Initial Extension of Credit and the other transactions contemplated hereby.

               (xxi) A favorable opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Borrower, the Parent Guarantor and each Subsidiary Guarantor, in substantially the form of Exhibit L-1 hereto and as to such other matters as the Agent may reasonably request.

               (xxii) A favorable opinion of the local counsel to the Borrower listed on Schedule 3.01(g)(xxii), in substantially the form of Exhibit L-2 hereto.

               (xxiii) A favorable opinion of Fasken, Campell & Godfrey, Canadian counsel for the Canadian Borrower, in substantially the form of Exhibit L-3 hereto and as to such other matters as the Agent may reasonably request.

               (xxiv) A reliance letter from Reed Smith Shaw & McClay, counsel to the seller under the Purchase Agreement, addressed to the Agent.

               (xxv) Landlord consents with respect to leased properties listed in Schedule 3.01(g)(xxv) in form and substance satisfactory to the Agent.

               (xxvi) A letter appointing the Borrower as agent for service of process for the Canadian Borrower.

               (xxvii) A counterpart of this Agreement duly executed by each party hereto.

               (xxviii) A certificate of the chief financial officer or the treasurer of the Parent Guarantor with respect to the pro forma Consolidated EBITDA of the Parent Guarantor and its Subsidiaries (after giving effect to the Acquisition) for the twelve month period ending June 30, 1999, demonstrating that such pro forma Consolidated EBITDA is not less than $60,300,000.

               (xxix) A certificate of the chief financial officer or the treasurer of the Parent Guarantor with respect to the ratio of Funded Debt of the Parent Guarantor and its Subsidiaries as of June 30, 1999, to the pro forma Consolidated EBITDA of the Parent Guarantor and its Subsidiaries (after giving effect to the Acquisition) for the twelve month period ending on such date, demonstrating that such ratio does not exceed 5.50 to 1.00.

               (xxx) Consolidated and consolidating financial projections for the Parent Guarantor and its Subsidiaries for the period of ten years following the Initial Extension of Credit, which projections shall reflect the Acquisition and the other transactions contemplated hereby and include the written assumptions upon which such projections are based, and be reasonably satisfactory in all respects to the Agent.

               (xxxi) A Consolidated pro forma balance sheet and a related statement of income of the Parent Guarantor and its Subsidiaries as of and for the four fiscal quarter period ending June 30, 1999, after giving effect to the Acquisition and the other transactions contemplated hereby, and an analysis of the adjustments necessary to reconcile the entries in such pro forma financial statements to those financial statements delivered for the Parent Guarantor and its Subsidiaries for such fiscal quarters pursuant to Section 4.01(f)(i)(y).

               (xxxii) (A) (x) The Consolidated balance sheet of the Acquired Businesses as at March 31, 1997, March 31, 1998 and March 31, 1999, and the related Consolidated statements of income, stockholders' equity and cash flow of the Acquired Businesses for the Fiscal Year then ended, accompanied, as to the Consolidated financial statements, by an unqualified opinion of Schneider Downs & Co., Inc., independent public accountants, and (y) the Consolidated balance sheet of the Acquired Businesses as at June 30, 1999, and the related Consolidated statements of income, stockholders' equity and cash flow of the Acquired Businesses for the three months ended on such date, in the case of the statements referred to in this clause (A)(y) duly certified by the chief financial officer or treasurer of the Borrower, which in each case fairly present, subject, in the case of the statements referred to in clause (A)(y), to year-end audit adjustments, the Consolidated financial condition of the Acquired Businesses as at such dates and the Consolidated results of the operations of the Acquired Businesses for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and (B) since March 31, 1999, there has occurred no Material Adverse Change with respect to the Acquired Businesses, taken as a whole.

          (h)  [Intentionally Omitted].

          (i) The Borrower shall have received not less than $150,000,000 in gross cash proceeds from the issuance of the Subordinated Notes. The terms and conditions of the Subordinated Notes (including but not limited to terms and conditions relating to the interest rate, fees, amortization, maturity, subordination, covenants, events of default and remedies) and the provisions of the Subordinated Debt Documents shall be satisfactory in all material respects to the Agent. The Agent shall have received copies of the Subordinated Debt Documents, certified by an officer of the Borrower as true and correct.

          SECTION 3.02.  Conditions Precedent to Each Borrowing, Drawing and
                         ---------------------------------------------------
Issuance. The obligation of each Appropriate Lender to make an Advance or a
--------
Drawing (other than a Letter of Credit Advance made by the Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and other than a Swing Line Advance made by a Working Capital Lender pursuant to Section 2.02(f)) on the occasion of each Borrowing (including the Initial Extension of Credit), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance), shall be subject to the further conditions precedent that on the date of such Borrowing, Drawing or issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Drawing or Notice of Issuance and the acceptance by the Applicable Borrower of the proceeds of such Borrowing, Drawing or Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing, Drawing or issuance such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing, Drawing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, Drawing or issuance, in which case as of such specific date; and

          (ii) no event has occurred and is continuing, or would result from such Borrowing, Drawing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

          SECTION 3.03.  Determinations Under Section 3.01.  For purposes of
                         ---------------------------------
determining compliance with the conditions specified in Sections 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the date of the

Initial Extension of Credit specifying its objection thereto and if the initial extension of credit consists of a Borrowing or Drawing, such Lender Party shall not have made available to the Agent such Lender Party's ratable portion of such Borrowing or Drawing.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Borrower. The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except to the extent the failure to do so is not reasonably expected to have a Material Adverse Effect. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and, as of the date of this Agreement, is owned by the Parent Guarantor in the amounts and types specified in Schedule 4.01(a) free and clear of any Liens except those created or permitted under the Loan Documents.

          (b) As of the date of this Agreement, set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created or permitted under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except to the extent the failure to do so is not reasonably expected to have a Material Adverse Effect.

          (c) The execution, delivery and performance by each Loan Party of this Agreement, each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party,
     (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Acquisition or the other transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof subject only to the Liens and security interests permitted in the Loan Documents) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Acquisition and the other transactions contemplated hereby and thereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Acquisition or the rights of the Loan

     Parties or their Subsidiaries freely to transfer or otherwise to dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been, and each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (f) (i) (x) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1996, December 31, 1997 and December 31, 1998, and the related Consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Subsidiaries for the Fiscal Year then ended, accompanied, as to the Consolidated financial statements, by an unqualified opinion of PriceWaterhouseCoopers, independent public accountants, and (y) the Consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1999, June 30, 1999, July 31, 1999 and August 31, 1999, and the related Consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Subsidiaries for the three months (or, in the case of the financial statements for July 31, 1999 and August 31, 1999, the month) ended on each such date, in the case of the statements referred to in this clause (i)(y) duly certified by the chief financial officer or treasurer of the Borrower, in each case copies of which have been furnished to each Lender Party, fairly present, subject, in the case of the statements referred to in clause (i)(y), to year-end audit adjustments, the Consolidated financial condition of each of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and (ii) there has occurred no Material Adverse Change with respect to the Borrower and its Subsidiaries, taken as a whole, since December 31, 1998.

          (g) The annual Business Plans of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 5.03(e) and the projections prepared by the Borrower and delivered to the Lender Parties pursuant to Section 3.01(g)(xxx) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such annual Business Plans and projections, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance (it being recognized by the Lender Parties that such annual Business Plans and projections as to future events are not to be viewed as facts and that actual results during the period covered may differ from the plans).

          (h) No information, exhibit or report (excluding any Business Plan or financial projections), taken as a whole, furnished on behalf of any Loan Party to the Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading as of its date.

          (i) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Acquisition, this Agreement, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby. There is no condemnation or similar proceeding pending or threatened affecting any part of the property subject to a Mortgage that is reasonably expected to have a Material Adverse Effect.

          (j) No proceeds of any Advance, any Drawing or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (k) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and following application of the proceeds of each Advance, Drawing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt within the scope of Section 6.01(e) will be Margin Stock. For purposes of this Section 4.01(k), "assets" of the Borrower or any of its Subsidiaries includes, without limitation, treasury stock of the Borrower that has not been retired.

          (l) Set forth on Schedule 4.01(l) hereto is a complete and accurate list, as of the date hereof, of all Plans, Multiemployer Plans and Welfare Plans.

          (m) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan which is reasonably expected to have a Material Adverse Effect.

          (n) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% except in any case where the failure to exceed 90% is not reasonably expected to have a Material Adverse Effect, and there has been no change in the funding status of any such Plan since such date which is reasonably expected to have a Material Adverse Effect.

          (o) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no change in such funding status which is reasonably expected to have a Material Adverse Effect.

          (p) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan which is reasonably expected to have a Material Adverse Effect.

          (q) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA which, in any such case, is reasonably expected to result in a Material Adverse Effect.

          (r) Except as set forth in the financial statements referred to in this Section 4.01 or in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (s) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

          (t) Except as set forth on Schedule 4.01(t), (i) the operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past claims of non-compliance with such Environmental Laws and Environmental Permits have been resolved without material ongoing obligations or costs, and (ii) no circumstances exist that are reasonably expected to (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of its properties that are reasonably expected to have a Material Adverse Effect or (B) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (u) Except as set forth on Schedule 4.01(u) and in each case to the extent not reasonably expected to have a Material Adverse Effect, (i) none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any material property currently owned or operated by any Loan Party or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any material property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) to the best knowledge of any Loan Party, Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

          (v) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law that is reasonably expected to have a Material Adverse Effect.

          (w) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that is reasonably expected to have a Material Adverse Effect.

          (x) The Collateral Documents create a valid and perfected security interest in the Collateral (subject in priority only to the Liens and security interests permitted under the Loan Documents) securing the payment of the Secured Obligations, and all filings and other actions necessary or prudent to perfect and preserve such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

          (y) Each Loan Party and each of its Subsidiaries has filed or has caused to be filed all material tax returns (Federal, state, local and foreign) which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties (other than any such taxes, interest and penalties the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the applicable Loan Party).

          (z) Set forth on Schedule 4.01(z) hereto is a complete and accurate list, as of the date hereof, of each taxable year of each Loan Party and each of its Subsidiaries for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                    ---------

          (aa) Except as set forth on Schedule 4.01(aa), there is no unpaid amount, as of the date hereof, of adjustments to the Federal income tax liability of any Loan Party or any of its Subsidiaries proposed by the Internal Revenue Service with respect to Open Years and no issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, are reasonably expected to have a Material Adverse Effect.

          (bb) Except as set forth on Schedule 4.01(bb), there is no material unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of any Loan Party or any of its Subsidiaries proposed by any state, local and foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns, if any) with respect to Open Years. No issues have been raised by such taxing authorities that, in the aggregate, are reasonably expected to have a Material Adverse Effect.

          (cc) Neither any Loan Party nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor any Drawing, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Applicable Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (dd) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (ee) Set forth on Schedule 4.01(ee) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date hereof the principal amount outstanding thereunder.

          (ff) Set forth on Schedule 3.01(f) hereto is a complete and accurate list of all Surviving Debt as of the date hereof, showing the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefore.

          (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all material real property owned, as of the date hereof, by any Loan Party or any of its Subsidiaries, showing as of the date hereof the county or other relevant jurisdiction and the state thereof. Except to the extent the failure to do so is not reasonably expected to have a Material Adverse Effect, as of the date hereof, each Loan Party or such Subsidiary has good, marketable and insurable title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

          (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all material leases of real property (the "Material Leases") under
                                                        ---------------
     which any Loan Party or any of its Subsidiaries is the lessee, as of the date hereof, showing as of the date hereof the county or other relevant jurisdiction, state, lessor and expiration date thereof. Except to the extent the failure to do so is not reasonably expected to have a Material Adverse Effect, as of the date hereof, each Material Lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms and the execution and delivery by the Loan Parties of the Mortgages does not terminate, or constitute a default under, any Material Lease and does not give the lessor under any Material Lease the right to terminate such Material Lease or declare a default thereunder.

          (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all Investments held as of the date hereof by any Loan Party or any of its Subsidiaries showing the amount, obligor or issuer and maturity, if any, thereof.

          (jj) As of the date of this Agreement, set forth on Schedule 4.01(jj) hereto is a complete and accurate list of all material patents, trademarks, trade names, service marks and copyrights, and all material applications therefor and material licenses thereof, of each Loan Party or any of its Subsidiaries showing the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

          (kk) The Parent Guarantor and each of its Subsidiaries are Year 2000 Compliant, except where any failure to be Year 2000 Compliant is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

                                   ARTICLE V

                          COVENANTS OF THE BORROWER,
                           OF THE CANADIAN BORROWER
                          AND OF THE PARENT GUARANTOR

          SECTION 5.01.  Affirmative Covenants.  So long as any Advance shall
                         ---------------------
remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor will:

          (a)  Compliance with Laws, Etc.  Comply, and cause each of its
               -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA.

          (b)  Payment of Taxes, Etc.  Pay and discharge, and cause each of its
               ---------------------
     Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all material amounts of taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, could reasonably be expected by law to become a Lien upon its property; provided, however, that neither the Parent Guarantor nor any
                   --------  -------
     of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim (x) that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained or (y) in respect of which any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors to the extent that the aggregate amount of all such taxes, assessments, charges and claims does not exceed $300,000.

          (c)  Compliance with Environmental Laws.  Comply, and cause each of
               ----------------------------------
     its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all material Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, unless the failure to so comply with the foregoing is not reasonably expected to have a Material Adverse Effect; provided, however, that neither
                                                 --------  -------
     the Parent Guarantor nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (d)  Maintenance of Insurance.  Maintain, and cause each of its
               ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Parent Guarantor or such Subsidiary operates. Each such insurance policy shall be on terms as provided for in Section 11(a) of the Security Agreement.

          (e)  Preservation of Corporate Existence, Etc.  Preserve and maintain,
               ----------------------------------------
     and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory), and all material permits, licenses, approvals, privileges and franchises necessary or desirable in the normal conduct of its business; provided, however, that any of the
                                         --------  -------
     Parent Guarantor's Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(d).

          (f)  Visitation Rights.  Upon 5 Business Days' notice to the Parent
               -----------------
     Guarantor, permit the Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Parent Guarantor and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Parent Guarantor and any of its Subsidiaries with any of their officers or directors and, as to the Agent only and with reasonable notice to the Parent Guarantor, with their independent certified public accountants.

          (g)  Preparation of Environmental Reports.  At the request of the
               ------------------------------------
     Agent at the following times: (i) upon and during the continuance of an Event of Default and (ii) upon the acquisition or sale of real property by any Loan Party or any of its Subsidiaries, provide to the Agent within 60 days after such request, at the expense of the Borrower, a Phase I environmental site assessment report for properties to be acquired and described in such request, prepared by an environmental consulting firm reasonably acceptable to the Agent (and, if based upon the recommendation of such environmental consulting firm upon and during the continuance of an Event of Default, a Phase II environmental site assessment report) indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Agent determines at any time upon and during the continuance of an Event of Default that a material risk exists that any such report will not be provided within the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request, to the Agent, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

          (h)  Keeping of Books.  Keep, and cause each of its Subsidiaries to
               ----------------
     keep, proper books of record and account, in which entries which are full and correct in all material respects shall be made of all financial transactions and the assets and business of the Parent Guarantor and each such Subsidiary in accordance with generally accepted accounting principles in the United States.

          (i)  Maintenance of Properties, Etc.  Maintain and preserve, and cause
               ------------------------------
     each of its Subsidiaries to maintain and preserve, all of its properties that are reasonably required in the conduct of its business in good working order and condition, ordinary wear, tear and depletion excepted.

          (j)  Compliance with Terms of Leaseholds.  Cause each of its
               -----------------------------------
     Subsidiaries to make all payments and otherwise perform all obligations in respect of all leases of real property to which any such Subsidiary is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Agent of any material default by any party with respect to such leases and cooperate with the Agent in all respects to cure any such default, and cause each such Subsidiary to do so, unless the failure to so comply with the foregoing is not reasonably expected to have a Material Adverse Effect.

          (k)  Performance of Related Documents.  Unless the failure to so
               --------------------------------
     comply (other than the failure to comply with the Purchase Agreement) could not reasonably be expected to have a Material Adverse Effect, perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, and upon and during the continuance of an Event of Default, (i) take all such action to such end as may be from time to time requested by the Agent and
     (ii) upon request of the Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as it is entitled to make under such Related Document.

          (l)  Transactions with Affiliates.  (i) Conduct, and cause each of its
               ----------------------------
     Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to the Parent Guarantor or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate; provided, however, that the Borrower may make payments to D. George Harris
     --------  -------
     & Associates, LLC or any of its designees in an amount not to exceed one percent (1%) of the consideration paid in connection with (x) any Permitted Acquisition or (y) the Acquisition; and provided further that transactions
                                             -------- -------
     otherwise permitted under the Loan Documents among the Parent Guarantor and its Subsidiaries and those transactions contemplated by the Tax Sharing Agreement, the Harris Management Agreement and the Investments contemplated by Section 5.02(f)(x) shall not be subject to the requirements of this
     Section 5.01(l). Without in any way limiting the generality of the foregoing, any consents or waivers of or amendments, supplements or modifications to the Harris Management Agreement shall require the approval of the Compensation Committee constituted by the Board of Directors of USS Holdings, Inc.

          (ii) The foregoing paragraph (i) shall not prohibit, to the extent otherwise permitted under this Agreement, (A) any Restricted Payment permitted to be paid pursuant to Section 5.02(g), (B) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the board of directors of the Borrower, (C) the grant of stock options or similar rights to employees and directors of the Borrower pursuant to plans approved by the board of directors of the Borrower, (D) loans or advances to employees in the ordinary course of business in accordance with past practices of the Borrower or any of its Subsidiaries and (E) the payment of reasonable fees to directors of the Parent Guarantor and its Subsidiaries who are not employees of the Parent Guarantor or its Subsidiaries.

          (m)  Covenant to Give Security.  Upon the request of the Agent (i)
               -------------------------
     following the occurrence and during the continuance of an Event of Default with respect to any parcel of real property in any one county with a fair market value that is equal to or greater than $125,000 but less than $250,000 or (ii) upon the acquisition by the Parent Guarantor or any of its Subsidiaries of real property in any one county with an aggregate fair market value, at the time of any such acquisition, equal to or greater than $250,000, take all or any of the following actions, in all cases at the expense of the Borrower, (A) within 10 days after such request, furnish to the Agent a description of the real and personal property of the Parent Guarantor and its Subsidiaries which are not subject to the Collateral Documents and which meet the criteria of clause (i) or (ii) above, as the case may be, in detail reasonably satisfactory to the Agent, (B) within 15 days after receipt of such documents, duly execute and deliver mortgages, pledges, assignments and other security agreements, as specified by and in form and substance reasonably satisfactory to the Agent, securing payment of all the Obligations of the Loan Parties under the Loan Documents and constituting Liens on all such properties, (C) within 30 days after receipt of such documents, take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) that may be reasonably necessary or advisable in the opinion of the Agent to vest in the Agent (or in any representative of the Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreements delivered pursuant to this Section 5.01(m), enforceable against all third parties in accordance with their terms, (D) within 60 days after receipt of such documents, deliver to the Agent a signed copy of a favorable opinion, addressed to the Agent, of counsel for the Borrower reasonably acceptable to the Agent, as to such security agreements creating legal, valid and subsisting Liens enforceable in accordance with their terms and as to such other matters as the Agent may reasonably request, (E) as promptly as is practicable after such request in respect of property subject to clause (ii) above, deliver to the Agent surveys meeting the criteria specified in Section 3.01(g)(xiv)(B) and Mortgage Policies as to each parcel of real property subject to such request, (F) as soon as reasonably practicable, and in no event later than 9 months after the Initial Extension of Credit, cause the provisions of clauses (A), (B), (C), (D) and (E) above to be satisfied with respect to each property listed on Schedule 5.01(m), and (G) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem reasonably desirable in obtaining the full benefits of, or in preserving the Liens of, such security agreements.

          (n)  Covenant to Guarantee and Secure Obligations.  Unless otherwise
               --------------------------------------------
     agreed to by the Agent, upon the formation or acquisition of any new direct or indirect wholly owned Domestic Subsidiary of the Borrower, within 10 days after such formation or acquisition, (i) cause each such Domestic Subsidiary to duly execute and deliver to the Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Agent, guaranteeing the other Loan Parties' obligations under the Loan Documents, and each applicable Collateral Document in the manner provided therein, (ii) promptly take such actions to create and perfect Liens on such Domestic Subsidiary's assets to secure the Obligations as the Agent shall reasonably request and (iii) if any capital stock or other ownership or profit interest, warrants, rights, options or Debt of such Subsidiary are owned by any Loan Party (other than the Canadian Borrower), cause such capital stock or other ownership or profit interest, warrants, rights, options and promissory notes evidencing such Debt to be pledged pursuant to the Security Agreement.

          (o)  Interest Rate Hedging.  Cause the Borrower to enter into prior to
               ---------------------
     March 31, 2000, and thereafter to maintain for successive periods of not less than three years, Bank Hedge Agreements on such terms as shall be reasonably satisfactory to the Agent, the effect of which is to fix or limit the interest cost to the Borrower, during the three-year period immediately following the date on which the Borrower enters into the applicable Bank Hedge Agreement, with respect to at least 60% of the Term Advances outstanding during such three-year period.

          (p)  Year 2000 Compliance.  Be, and cause each of its Subsidiaries to
               --------------------
     be, Year 2000 Compliant at all times, except where failure to do so is not reasonably expected to have a Material Adverse Effect.

          SECTION 5.02.  Negative Covenants.  So long as any Advance shall
                         ------------------
remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor will not, at any time:

          (a)  Liens, Etc.  Create, incur, assume or suffer to exist, or permit
               ----------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien of any character on or with respect to any of its properties (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Parent Guarantor or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however,
                                                            ---------  -------
     from the operation of the foregoing restrictions the following:

               (A)  in the case of the Borrower and its Subsidiaries:

                    (i)   Liens created under the Loan Documents;

                    (ii)  Permitted Liens;

                    (iii) Liens existing on the date hereof and described on
               Schedule 5.02(a)(iii) hereto or in the Mortgage Policies;

                    (iv) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(v), provided that no such Lien
                                                   --------
               shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

                    (v) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of or construction on or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or
                       --------  -------
               cover any property other than the property or equipment being acquired or constructed and any improvements thereon, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate
                                        -------- -------
               principal amount of the Debt secured by Liens permitted by this clause (v) shall not exceed the amount permitted under Section 5.02(b)(B)(i) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

                    (vi) the filing of financing statements solely as a precautionary measure in connection with operating leases permitted under Section 5.02(c);

                    (vii) the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

                    (viii) Liens for unpaid royalties not then due and payable which Liens, in the aggregate, are not substantial in amount and do not, in any case, materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries;

                    (ix) Liens in respect of judgments or decrees not constituting an Event of Default under Section 6.01(g); and

                    (x) Permitted Liens as to which enforcement, execution, levy or foreclosure proceedings shall have been commenced in an amount not to exceed $500,000 in the aggregate; and

               (B)  in the case of the Parent Guarantor:

                    (i) Liens created under the Parent Guarantor Security Agreement;

                    (ii)   Permitted Liens; and

                    (iii) Liens in respect of judgments or decrees not constituting an Event of Default under Section 6.01(g).

          (b)  Debt.  Create, incur, assume or suffer to exist, or permit any of
               ----
     its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                    (i) Debt in respect of Bank Hedge Agreements entered into pursuant to Section 5.01(o);

                    (ii) Debt in respect of Natural Gas Hedge Agreements designed to hedge against fluctuations in natural gas prices, incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed at any one time 60% of the sum of (x) the aggregate amount of the natural gas requirements of the Loan Parties the preceding 12 months, and (y) the projected natural gas requirements of the Loan Parties for the next six months;

                    (iii) Debt in respect of surety bonds fully supported by Letters of Credit;

                    (iv)   the Subordinated Debt;

                    (v) Capitalized Leases, together with Debt secured by Liens permitted by Section 5.02(a)(v), the principal amount of which does not, in the aggregate, exceed $10,000,000 at any one time outstanding;

                    (vi)   Debt described on Schedule 3.01(f);

                    (vii)  Debt under the Loan Documents;

                    (viii) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                    (ix) Debt in respect of trade payables in an amount not to exceed $1,000,000 in the aggregate;

                    (x) Debt in respect of (A) Investments permitted under Sections 5.02(f)(i), (ii), (vi), (xii), (xiv), (xv), (xvi) and
               (xvii) hereof and (B) Restricted Payments permitted under Section 5.02(g) hereof; provided that Debt in respect of Investments
                               --------
               permitted under Section 5.02(f)(xii) shall be permitted under this Agreement only to the extent that the incurrence of such Debt is permitted under the Subordinated Debt Documents, and provided further that the aggregate principal amount of Debt in
               -------- -------
               respect of Investments permitted under Section 5.02(f)(xvi) shall not exceed $15,000,000 in the aggregate at any one time outstanding;

                    (xi) Debt of the type described in clauses (i) or (j) of the definition of "Debt" relating to the Debt of any Loan Party that is permitted under Section 5.02(b) (other than the Subordinated Debt);

                    (xii) unsecured Debt not to exceed $750,000 in the aggregate at any one time outstanding; and

                    (xiii) the Nicks Silica Company Note.

          (c)  Lease Obligations.  Permit any of its Subsidiaries to create,
               -----------------
     incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property in connection with any operating leases or Capitalized Lease obligations having an original term of one year or more that would cause the annual rental obligations of the Borrower and its Subsidiaries, on a Consolidated basis, to exceed $5,000,000 payable in any period of 12 consecutive months.

          (d)  Mergers, Etc.  Merge into or consolidate with any Person or
               ------------
     permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that any Subsidiary of the Borrower may merge into or consolidate with (i) the Borrower in a transaction in which the Borrower is the surviving corporation or (ii) any other Subsidiary of the Borrower or any Person the capital stock of which is acquired in a Permitted Acquisition in a transaction in which the surviving corporation is a wholly owned (and, to the extent that a Subsidiary party to such merger or consolidation is a Domestic Subsidiary, Domestic) Subsidiary of the Borrower.

          (e)  Sales, Etc., of Assets.  Sell, lease, transfer or otherwise
               ----------------------
     dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

               (i) sales of Inventory (including, without limitation, sales of obsolete Inventory) in the ordinary course of its business;

               (ii) in a transaction authorized by subsection (d) of this Section;

               (iii) dispositions of used equipment for fair value in the ordinary course of business, provided that the proceeds thereof are
                                       --------
          used in the ordinary course of business to purchase equipment to be used in the ordinary course of business;

               (iv) dispositions of worn out or obsolete tools or equipment no longer used or, in the Borrower's or the applicable Subsidiary of the Borrower's good faith judgment, useful in the ordinary course of business of the Borrower and its Subsidiaries;

               (v) upon notice to the Agent, the Borrower and its Subsidiaries may, in the ordinary course of business, sell, lease, transfer or otherwise dispose of up to

          1,000 acres of owned real property in any period of 24 consecutive months; provided, however, notwithstanding anything provided for
                  --------  -------
          in the previous sentence, the Borrower may, in the ordinary course of business, upon notice to the Agent, sell, lease, transfer or otherwise dispose of the real property listed on Schedule 5.02(c)(v) hereof; provided that no sale, lease, transfer or disposition made pursuant to
          --------
          this subsection (v) shall, individually or in the aggregate, materially interfere with the business of the Borrower and its Subsidiaries;

               (vi) dispositions of any asset by any Subsidiary of the Borrower to the Borrower or any wholly-owned Domestic Subsidiary;

               (vii) dispositions (other than sales) in the ordinary course of business of property that do not, in the aggregate, materially interfere with the business of the Borrower and its Subsidiaries;

               (viii) sales or other dispositions of capital stock of USS Holdings, Inc. to management of the Parent Guarantor, its Subsidiaries and D. George Harris & Associates Persons;

               (ix) sales in the ordinary course of business and on a basis substantially consistent with prior business practice of timber or the right to harvest timber;

               (x) sales in the ordinary course of business and on a basis substantially consistent with prior business practice of limestone, the right to mine limestone, waste products and by-products;

               (xi) transfers of assets by the Borrower or any of its Subsidiaries in connection with Investments by the Borrower or any of its Subsidiaries permitted by Section 5.02(f)(x) in an aggregate amount (based on the fair market value of such assets as determined by the Board of Directors of the Borrower) not to exceed, together with Investments permitted by Section 5.02(f)(x), an amount equal to $7,000,000, provided that, at the time each such transfer of assets is
                      --------
          made, no Default shall have occurred and be continuing; and

               (xii) transfers of real property to a state, county, local or municipal governmental agency in exchange for the granting of a permit or the taking of other regulatory action by such governmental agency to the extent that such transfers (x) do not, individually or in the aggregate, materially interfere with the business of the Borrower and its Subsidiaries and (y) enhance the value of mining properties owned by the Borrower or one of its Subsidiaries, provided that in the case
                                                      --------
          of each such exchange, the board of directors of the Borrower has determined in good faith that such exchange is in the best interest of the Borrower.

          (f)  Investments in Other Persons.  Make or hold, or permit any of its
               ----------------------------
     Subsidiaries to make or hold, any Investment in any Person other than:

               (i) Investments by the Borrower or its Subsidiaries in the Borrower or wholly-owned Domestic Subsidiaries of the Borrower outstanding on the date hereof, and additional Investments from time to time hereafter by the Borrower or its Subsidiaries in the Borrower or wholly-owned Domestic Subsidiaries of the Borrower, constituting advances made by the Borrower or such Subsidiary for working capital purposes of the Borrower or such wholly-owned Domestic Subsidiaries, for so long as such advances are being evidenced by demand notes from the Borrower or such wholly-owned Domestic Subsidiaries, substantially in the form of Exhibit N-1 or N-2 hereto, as applicable, that constitute Pledged Debt under the Security Agreement;

               (ii) Investments by the Borrower or its Subsidiaries in its wholly-owned Subsidiary, George F. Pettinos (Canada) Limited, in an aggregate amount invested not to exceed $1,000,000 from time to time outstanding, for so long as such investments are being evidenced by a demand note from George F. Pettinos (Canada) Limited, substantially in the form of Exhibit O hereto, that constitutes Pledged Debt under the Security Agreement;

               (iii) loans and advances to employees in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $300,000 at any time outstanding;

               (iv) Investments by the Loan Parties (x) in Cash Equivalents deposited in a Blocked Account (as defined in the Security Agreement) in an aggregate amount at any time invested not to exceed $5,000,000,
          (y) in other Cash Equivalents in an aggregate amount at any time invested not to exceed $1,500,000, and (z) any further Cash Equivalents deposited pursuant to a deferred compensation plan in the ordinary course of business of the Loan Parties;

               (v) Investments in (x) Hedge Agreements permitted under Section 5.02(b)(i), and in (y) Natural Gas Hedge Agreements permitted under
          Section 5.02(b)(ii);

               (vi) other Investments existing on the date hereof and described on Schedule 4.01(b) or Schedule 4.01(ii) hereto;

               (vii) Investments in the ordinary course of business of the Borrower and its Subsidiaries and on a basis substantially consistent with prior business practice in the form of extensions of trade credit;

               (viii) Investments (x) in the form of loans and advances to employees of the Borrower and its Subsidiaries the proceeds of which are applied to the purchase of capital stock of USS Holdings, Inc. and
          (y) by the Borrower or its Subsidiaries in capital stock of USS Holdings, Inc. arising as a result of acquisition of such capital stock from management or other employees, and their respective transferees, of the Borrower and its Subsidiaries, provided that the
                                                             --------
          aggregate outstanding principal amount of all such Investments shall at no time exceed a total of $600,000;

               (ix) Investments in the ordinary course of business in an insurer required as a condition to the provision by such insurer of insurance coverage contemplated by Section 5.01(d);

               (x) Investments by the Borrower or any of its wholly-owned Domestic Subsidiaries in a joint venture with Sylvania Company Limited Partnership to process and sell silica from a deposit in Rockwood, Michigan in an aggregate amount invested not to exceed, together with any transfer of assets permitted by Section 5.02(e)(xi), an amount equal to $7,000,000, provided that, at the time each such Investment
                               --------
          is made, no Default shall have occurred and be continuing;

               (xi) Investments in the form of loans to D. George Harris & Associates, LLC pursuant to the Harris Management Agreement, provided
                                                                       --------
          that (A) the aggregate principal amount of all such Investments made in any calendar year shall not exceed $1,000,000 and (B) the aggregate principal amount of all such investments at any one time outstanding shall not exceed $3,000,000;

               (xii) Investments by the Borrower or any of its Subsidiaries, made either directly or through a wholly-owned Subsidiary specially organized for the purpose of such Investment, in Permitted Acquisitions, provided that
                        --------

                      (A) before and after giving effect to any such Investment, on a pro forma basis for the Rolling Period ended as at the end of the most recent period for which financial statements were required to be furnished to the Agent pursuant to Sections 5.03(b), (c) or (d), the Total Leverage Ratio of the Parent Guarantor and its Subsidiaries (calculated to include all Investments made after the last day of such Rolling Period as if such Investments were made on the last day of such Rolling Period) shall be not more than 5.00 to 1.00,

                       (B)  the Borrower shall have furnished to the Agent a
               schedule in form satisfactory to the Agent of the computations used by the Parent Guarantor in determining compliance with such requirements,

                       (C) the Borrower shall have furnished to the Agent a certificate, signed by the chief financial officer or treasurer of the Parent Guarantor, substantially in the form of Exhibit M-1, attesting to the Solvency of the Parent Guarantor and its Subsidiaries as of the effective date of the Investment (taking into effect such Investment), and

                       (D) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom;

               (xiii) Investments made by the Borrower or any of its wholly-owned Domestic Subsidiaries in the publicly traded securities of a Person engaged in a similar line of business as the Borrower and its Subsidiaries, such Investments at any one time not to exceed $250,000;

               (xiv) Investments made by any Loan Party in any wholly-owned Domestic Subsidiary of the Parent Guarantor;

               (xv) Investments made by the Borrower or any of its Subsidiaries in the Parent Guarantor in order to permit the repurchase or redemption of the capital stock of USS Holdings, Inc. described in
          Section 5.02(g);

               (xvi) Investments made by any Subsidiary of the Borrower incorporated under the laws of Canada or any political subdivision thereof (a "Canadian Subsidiary") in another Canadian Subsidiary of
                      -------------------
          the Borrower; and

               (xvii) Investments made by any Loan Party in the form of the incurrence of Debt of the type referred to in clause (i) or (j) of the definition of "Debt" (a "Guaranty") in respect of the Debt of any Loan
                         ----      --------
          Party that is permitted under Section 5.02(b); provided that (A) the
                                                         --------
          Parent Guarantor shall not Guaranty the Subordinated Debt and (B) no Subsidiary of the Borrower shall Guaranty the Subordinated Debt unless
          (x) such Subsidiary has also Guaranteed the Obligations of the Loan Parties under the Loan Documents pursuant to a Subsidiary Guaranty,
          (y) such Guaranty of the Subordinated Debt is subordinated to such Guaranty of the Obligations of the Loan Parties under the Loan Documents on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (z) such Guaranty of the Subordinated Debt provides for the release and termination thereof, without any action by any party, upon any sale by the Borrower or any of its other Subsidiaries of the capital stock of such Subsidiary to the extent that (A) after giving effect to such sale, such Subsidiary will cease to be a Subsidiary and (B) such sale is permitted under the Subordinated Debt Documents.

          (g) Restricted Payments.  Declare or pay any dividends (other than
              -------------------
     paid-in-kind preferred dividends), purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock (each, a "Restricted Payment"), or permit any of its Subsidiaries to
                     ------------------
     do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (i) this Section 5.02(g) shall not apply to Restricted Payments made by any Subsidiary of the Borrower, provided
                                                                    --------
     that if any such Subsidiary of the Borrower is not a wholly-owned Subsidiary of the Borrower, any Restricted Payment made by such Subsidiary to a Person other than the Borrower or a wholly-owned Subsidiary of the Borrower shall be no greater than such Person's share of such Restricted Payment if distributed to the holders of such Subsidiary's capital securities held by such holders immediately prior to the making of such Restricted Payment and (ii) this Section 5.02(g) shall not apply to Restricted Payments made by the Borrower or any of its Subsidiaries constituting (A) payments to the Parent Guarantor pursuant to the Tax Sharing Agreement, which payments (x) shall be made not earlier than three Business Days prior to the date upon which USS Holdings, Inc.'s related liability to the relevant governmental authority for tax (including, without limitation, estimated taxes) is paid (or, if no such taxes are payable, ordinarily would have been due) and (y) shall not exceed the amount of income taxes which is to be paid by the Loan Parties to USS Holdings, Inc. pursuant to such Tax Sharing Agreement, (B) payments to the Parent Guarantor for operating expenses of the Parent Guarantor and USS Holdings, Inc. in an annual aggregate amount not to exceed $200,000, (C) Restricted Payments made by the Borrower in any Fiscal Year with 50% of its portion of Excess Cash Flow for the immediately preceding Fiscal Year in connection with the repurchase of any of the outstanding capital stock of USS Holdings, Inc. for cash from employees, former employees, officers, former officers, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, officers, former officers, directors or former directors), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the board of directors of the Borrower, the Parent Guarantor or USS Holdings, Inc. under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such common stock, in an amount not to exceed $2,000,000 in such Fiscal Year, and (D) payments contemplated under the first proviso to Section 5.01(l).

          (h)  Change in Nature of Business.  (i) Engage in any business or
               ----------------------------
     activity other than the ownership, directly or indirectly, of capital stock of the Borrower and activities incidental thereto, (ii) own or acquire any assets (other than capital stock of the Borrower, cash and Cash Equivalents and other assets incidental to maintaining its existence and ownership of the foregoing assets) or incur any liabilities (other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities), (iii) permit any of its Subsidiaries to make any material change in the nature of its business as carried on at the date hereof or (iv) permit any of its Subsidiaries to engage in any business not engaged in, or acquire any assets not owned (other than in the ordinary course of business or as otherwise permitted under this Agreement), on the date hereof.

          (i)  Charter Amendments.  Amend, or permit any of its Subsidiaries to
               ------------------
     amend, its certificate of incorporation or any provision of its bylaws in any manner that is adverse to the Lenders in any material respect.

          (j)  Accounting Changes.  Make or permit, or permit any of its
               ------------------
     Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by generally accepted accounting principles.

          (k)  Amendment, Etc., of Related Documents.  Cancel or terminate any
               -------------------------------------
     Related Document or consent to or accept any cancelation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, or take any other action in connection with any Related Document to the extent that any such action would (i) impair in any material manner the value of the interest or rights of the Borrower under such Related Document, (ii) impair in any material manner the rights or interests of the Agent or any Lender Party or (iii) increase any amount payable by the Borrower under the Harris Management Agreement (other than as contemplated by such Agreement as in effect on the date hereof), or permit any of its Subsidiaries to do any of the foregoing in any such case without the prior written consent of the Required Lenders which shall not be unreasonably withheld.

          (l)  Negative Pledge; Restrictive Agreements.  Enter into or suffer to
               ---------------------------------------
     exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning (a) the payment of dividends or the making of any other distributions on its capital stock or the payment of any Debt or other obligations owed to the Borrower,

     (b) the making of loans or advances to the Borrower, (c) the transfer of any of its property or assets to the Borrower or (d) the creation or assumption of any Lien upon any of its property or assets, other than (i) in favor of the Secured Parties, (ii) in connection with (A) any Surviving Debt, or (B) any Debt secured by purchase money Liens and Capitalized Leases with respect to the specific assets subject to such Liens or Capitalized Leases, (iii) in connection with operating leases or other commercial agreements entered into in the ordinary course of business of the Borrower and its Subsidiaries on a basis consistent with past practice (other than any such agreements pursuant to which the Borrower or its Subsidiaries incur Debt) and (iv) in the case of clauses (a), (b) and (c) above, (A) any encumbrance or restriction pursuant to applicable law or an agreement in effect at or entered into on the date hereof, (B) any encumbrance or restriction with respect to a Subsidiary of the Borrower pursuant to an agreement relating to any Debt incurred by such Subsidiary prior to the date on which such Subsidiary was acquired by the Borrower or another Subsidiary of the Borrower (other than Debt incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary of the Borrower or was otherwise acquired by the Borrower or any of its Subsidiaries) and outstanding on such date, (C) in the case of clause (c) above, any encumbrance or restriction (1) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract or (2) contained in security agreements securing Debt of the Borrower or any of its Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements, (D) with respect to a Subsidiary of the Borrower, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the capital stock or assets of such Subsidiary pending the closing of such sale or disposition and (E) any encumbrance or restriction existing or created pursuant to Debt permitted to be incurred by a Subsidiary of the Borrower after the date hereof pursuant to Section 5.02(b); provided, however, that any such encumbrance or restrictions are reasonable and customary with respect to the type of Debt being incurred (under the relevant circumstances).

          (m) Partnerships.  Become a general partner in any general or limited
              ------------
     partnership or joint venture, or permit any of its Subsidiaries to do so.

          (n) Prepayments of Subordinated Debt, Etc.   (i) Prepay, redeem,
              --------------------------------------
     purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, the Subordinated Debt, other than the payment of regularly scheduled interest and principal payments as and when due in respect thereof, or (ii) amend, modify or waive any of its rights under any Subordinated Debt Document.

          (o) Other Transactions.  Engage or permit any of its Subsidiaries to
              ------------------
     engage in any Hedge Agreements or any transaction involving commodity options or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts for speculative purposes) except for (x) Bank Hedge Agreements permitted under Section 5.02(b)(i) and (y) Natural Gas Hedge Agreements permitted under Section 5.02(b)(ii).

          SECTION 5.03.  Reporting Requirements.  So long as any Advance shall
                         ----------------------
remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor, and to the extent applicable, the Canadian Borrower, will furnish to the Agent:

          (a) Default and Prepayment Notice.  (i) As soon as possible and in any
              -----------------------------
     event within two days after the occurrence of each Default, a statement of the chief financial officer or treasurer of the Parent Guarantor or the Canadian Borrower, as the case may be, setting forth the nature of such Default and the action that such Borrower or Canadian Borrower has taken and proposes to take with respect thereto, and (ii) as soon as possible and in any event no later than 11:00 A.M. (New York City time) at least three Business Days before any prepayment of Term Advances and Acquisition Advances is to be made by the Borrower pursuant to Section 2.07(b) (the

     "Prepayment Date"), written notice of the principal amount of such
     ----------------
     prepayment (the "Prepayment Amount") and the applicable Prepayment Date.
                      -----------------
     Each such notice (a "Prepayment Notice") shall be by telecopier or
                          -----------------
     otherwise as provided in Section 8.02.

          (b) Monthly Financials.  As soon as available and in any event within
              ------------------
     30 days after the end of each month, commencing October 31, 1999, an unaudited Consolidated balance sheet of the Parent Guarantor and its consolidated Subsidiaries as of the end of such month and unaudited Consolidated statements of income, stockholders' equity and cash flows of the Parent Guarantor and its consolidated Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and unaudited Consolidated statements of income, stockholders' equity and cash flows of the Parent Guarantor and its consolidated Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the chief financial officer or treasurer of the Parent Guarantor, together with (i) a certificate of said officer stating that such officer has obtained no knowledge that a Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, (ii) in the event of any change from GAAP in the accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP and (iii) copies of any management discussions relating to the Borrower or any of its Subsidiaries distributed to Chase Capital.

          (c)  Quarterly Financials.  (x)  As soon as available and in any event
               --------------------
     within 45 days after the end of each of the first three quarters of each Fiscal Year, unaudited Consolidated balance sheets of the Parent Guarantor and its consolidated Subsidiaries as of the end of such quarter and unaudited Consolidated statements of income and an unaudited Consolidated statement of stockholders' equity and cash flows of the Parent Guarantor and its consolidated Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and unaudited Consolidated statements of income and an unaudited Consolidated statement of stockholders' equity and cash flows of the Parent Guarantor and its consolidated Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or treasurer of the Parent Guarantor as having been prepared in accordance with accounting principles consistent with those applied in the most recent annual audit, together with (i) a certificate of said officer stating that such officer has obtained no knowledge that a Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto and (ii) in the event of any change from GAAP in the accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP and (y) within 45 days after the end of each of the first three quarters of each Fiscal Year, a schedule in form reasonably satisfactory to the Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Sections 5.04(a) through (c).

          (d)  Annual Financials.  As soon as available and in any event within
               -----------------
     90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent Guarantor and its consolidated Subsidiaries, including therein Consolidated balance sheets of the Parent Guarantor and the Borrower as of the end of such Fiscal Year and Consolidated statements of income and consolidated statements of stockholders' equity and cash flows of the Parent Guarantor and the Borrower and their consolidated Subsidiaries for such Fiscal Year, in each case reported on without qualification arising out of the scope of the audit or with respect to the change in Fiscal Year by independent public accountants of nationally recognized standing, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Parent Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form reasonably satisfactory to the Agent of the computations used by the Parent Guarantor to determine, and confirmed by such accountants to be correct in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through
     (c), (iii) a certificate of the chief financial officer or treasurer of the Parent Guarantor stating that such officer has obtained no knowledge that a Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto and
     (iv) in the event of any change from GAAP in the accounting principles used in the preparation of such financial statements, a statement of reconciliation conforming such financial statements to GAAP.

          (e)  Annual Business Plans.  As soon as available and in any event no
               ---------------------
     later than 30 days from the end of each Fiscal Year, the annual Business Plans prepared by management of the Borrower.

          (f)  ERISA Events and ERISA Reports.  (i) Promptly and in any event
               ------------------------------
     within 10 Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer or treasurer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (g)  Plan Terminations. Promptly and in any event within five Business
               -----------------
     Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (h)  Actuarial Reports.  Promptly upon receipt thereof by any Loan
               -----------------
     Party or any ERISA Affiliate, a copy of the annual actuarial valuation report of each Plan.

          (i)  Plan Annual Reports.  Promptly and in any event within 10 days
               -------------------
     after the failure to file by the required deadline, including extensions, with the Internal Revenue Service a required annual report (Form 5500 Series), including required schedules, with respect to any Plan, a statement of the chief financial officer or treasurer of the Borrower describing such failure and the action, if any, that the Borrower, or any Loan Party or ERISA Affiliate, has taken and proposes to take with respect thereto.

          (j)  Multiemployer Plan Notices.  Promptly and in any event within ten
               --------------------------
     Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

          (k)  Litigation.  Promptly after the commencement thereof, notice of
               ----------
     all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(i).

          (l)  Securities Reports. Promptly after the sending or filing thereof,
               ------------------
     copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (m)  Agreement Notices.  Promptly upon receipt thereof, copies of all
               -----------------
     notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or any of its Subsidiaries or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any Related Document and, from time to time upon request by the Agent, such information and reports regarding the Related Documents as the Agent may reasonably request.

          (n)  Revenue Agent Reports.  Within 15 days after receipt, copies of
               ---------------------
     all Revenue Agent Reports (Internal Revenue Service Form 886-A or any successor form prescribed by the Internal Revenue Service), that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $500,000 or more.

          (o)  Environmental Conditions.  Promptly after receipt, notice thereof
               ------------------------
     any Environmental Action against, or the occurrence of any condition on any property of any Loan Party or any of its Subsidiaries that results in a material noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental

     Permit, that could (i) be reasonably expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (p)  Real Property.  As soon as available and in any event within 30
               -------------
     days after the end of each Fiscal Year, a report supplementing Schedules 4.01(gg) and 4.01(hh) hereto, including an identification of all material real and leased property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the county or other relevant jurisdiction, state, record owner, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all material real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; provided, however, that the Borrower shall notify
                            --------  -------
     the Agent within 15 days following any acquisition of real property which permits the Agent to request security on such property pursuant to Section 5.01(m)(ii).

          (q)  Material Adverse Change.  Prompt notice of any development that
               -----------------------
     results in, or could reasonably be expected to result in, a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Parent Guarantor and its Subsidiaries, taken as a whole, since December 31, 1998.

          (r)  Other Information.  Such other information respecting the
               -----------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Agent) may from time to time reasonably request.

          SECTION 5.04.  Financial Covenants.  So long as any Advance shall
                         -------------------
remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor will:

          (a)  Leverage Ratio.  Maintain on a Consolidated basis for itself and
               --------------
     its Subsidiaries a Leverage Ratio for each Rolling Period set forth below of not more than the amount set forth below for such Rolling Period:

================================================================================
Rolling Period Ending On or About                          Ratio
---------------------------------                          -----
--------------------------------------------------------------------------------
Quarter Ending
--------------
--------------------------------------------------------------------------------
December 31, 1999                                       5.50 to 1.00
--------------------------------------------------------------------------------
March 31, 2000                                          5.25 to 1.00
June 30, 2000                                           5.00 to 1.00

================================================================================
Rolling Period Ending On or About                          Ratio
---------------------------------                          -----
Quarter Ending
--------------
--------------------------------------------------------------------------------
September 30, 2000                                      5.00 to 1.00
December 31, 2000                                       5.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2001                                          4.50 to 1.00
June 30, 2001                                           4.50 to 1.00
September 30, 2001                                      4.25 to 1.00
December 31, 2001                                       4.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2002                                          3.75 to 1.00
June 30, 2002                                           3.75 to 1.00
September 30, 2002                                      3.50 to 1.00
December 31, 2002                                       3.50 to 1.00
--------------------------------------------------------------------------------
March 31, 2003;                                         3.25 to 1.00
and each fiscal quarter thereafter
================================================================================

             (b)   Interest Coverage Ratio.  Maintain on a Consolidated basis
                   -----------------------
     for itself and its Subsidiaries an Interest Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

================================================================================
Rolling Period Ending On or About                          Ratio
---------------------------------                          -----
Quarter Ending
--------------------------------------------------------------------------------
March 31, 2000                                          1.75 to 1.00
June 30, 2000                                           1.75 to 1.00
September 30, 2000                                      1.75 to 1.00
December 31, 2000                                       1.75 to 1.00
--------------------------------------------------------------------------------
March 31, 2001                                          1.75 to 1.00
June 30, 2001                                           1.75 to 1.00
September 30, 2001                                      1.75 to 1.00
December 31, 2001                                       2.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2002                                          2.00 to 1.00
June 30, 2002                                           2.00 to 1.00
September 30, 2002                                      2.00 to 1.00
December 31, 2002                                       2.25 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                          2.25 to 1.00
June 30, 2003                                           2.25 to 1.00
--------------------------------------------------------------------------------

================================================================================
Rolling Period Ending On or About                                 Ratio
---------------------------------                                 -----
September 30, 2003                                             2.25 to 1.00
December 31, 2003                                              2.50 to 1.00
--------------------------------------------------------------------------------
March 31, 2004                                                 2.50 to 1.00
June 30, 2004                                                  2.50 to 1.00
September 30, 2004                                             2.50 to 1.00
December 31, 2004                                              2.75 to 1.00
--------------------------------------------------------------------------------

March 31, 2005                                                 2.75 to 1.00
June 30, 2005                                                  2.75 to 1.00
September 30, 2005                                             2.75 to 1.00
December 31, 2005; and for each fiscal quarter thereafter      3.00 to 1.00
================================================================================

          (c)  Capital Expenditures.  In addition to any amount excluded from
               --------------------
     the definition of "Extraordinary Receipts" by virtue of the proviso in such definition, make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year set forth below to exceed the amount set forth below for such Fiscal Year.

                Fiscal Year                         Amount
                -----------                         ------
                    1999                          $20,000,000
                    2000                          $32,000,000
                    2001                          $22,500,000
                    2002                          $15,000,000
                    2003                          $15,000,000
                    2004                          $15,000,000
                    2005                          $15,000,000
                    2006                          $15,000,000
                    2007                          $15,000,000

     provided, however, that 50% of the amount of Capital Expenditures permitted
     --------  -------
     hereunder to be made in any Fiscal Year listed above in this subsection (c) or permitted to be made pursuant to the third proviso to this subsection
     (c) that are not made in such Fiscal Year plus (i) any amount of Excess
                                               ----
     Cash Flow retained by the Parent Guarantor and its Subsidiaries from the prior Fiscal Year and (ii) the amount of Capital Expenditures permitted to be made in any Fiscal Year listed above in this subsection (c) pursuant to the fourth proviso to this subsection (c) that are not made in such Fiscal Year (such amounts being referred to herein as the "Carryover Amount") may
                                                         ----------------
     be carried forward to the next (but not any subsequent) Fiscal Year, provided further that for purposes of this
     -------- -------

     Section 5.04(c), Capital Expenditures made in any Fiscal Year shall be deemed to be made first as a use of Capital Expenditures permitted to be made pursuant to the first proviso of this Section 5.04(c), second as a use of the limit of Capital Expenditures set forth above for such Fiscal Year, third as a use of Capital Expenditures permitted to be made pursuant to the fourth proviso of this Section 5.04(c), and subsequently, as a use of Capital Expenditures permitted to be made pursuant to the third proviso of this Section 5.04(c), provided further upon the consummation of a Permitted
                           -------- -------
     Acquisition, the Borrower and its Subsidiaries will be permitted to make additional Capital Expenditures in an aggregate amount not to exceed 9% of the total consideration paid for such Permitted Acquisition in each Fiscal Year, commencing in the Fiscal Year in which such Permitted Acquisition is made, and provided further upon the consummation of any disposition of real
               -------- -------
     property permitted pursuant to Section 5.02(e)(v), the Borrower and its Subsidiaries will be permitted to make additional Capital Expenditures in the Fiscal Year in which such disposition is consummated in an aggregate amount not to exceed the Net Cash Proceeds received by the Borrower and its Subsidiaries in connection with such disposition.

          SECTION 5.05.  Covenants of the Canadian Borrower.  So long as any
                         ----------------------------------
Advance shall remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding or any Lender Party shall have any Commitment hereunder, the Canadian Borrower will at all times perform or observe, and will cause each of its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Parent Guarantor or the Borrower, as applicable, is to cause such Canadian Borrower or such Subsidiaries to perform or observe.

                                  ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) the Borrower or the Canadian Borrower shall fail to pay any principal of, or interest on, any Advance or any portion of any Bankers' Acceptance when the same becomes due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise, or any Loan Party shall fail to make any other payment in excess of $10,000 under any Loan Document within 10 days from when the same becomes due and payable; or

               (b) any representation or warranty made or deemed made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect as of the time when made or deemed made; or

               (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.16, 5.01(e), (f), (g), (l),
     (m) or (n), 5.02, 5.03 or 5.04; or

               (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after the earlier of the date on which (A) a Responsible Officer of the Borrower or the Canadian Borrower becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower or the Canadian Borrower, as the case may be, by the Agent or any Lender Party; or

               (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $1,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

               (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

               (g) any judgment or order for the payment of money in excess of $1,000,000 (to the extent not fully paid or discharged) shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably expected to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01, 5.01(m) or 5.01(n) shall for any reason cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or

               (j)  any Collateral Document after delivery thereof pursuant to
     Section 3.01 or 5.01(m) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby (except as contemplated by the Security Agreement); or

               (k) Chase Capital and D. George Harris & Associates Persons, or entities directly or indirectly controlled by them, shall together (A) cease to be the record and beneficial owners of at least 51% of the aggregate voting power represented by the outstanding capital stock (including the Series B Preferred Stock) of USS Holding, Inc., (B) cause or permit any of such shares to be subject to any Lien (other than a Lien in favor of a Loan Party permitted by this Agreement) or (C) cease to control, directly or indirectly, the Board of Directors of USS Holdings, Inc., the Parent Guarantor or the Borrower; or

               (l) the Borrower shall cease to own, directly or indirectly, 100% of the capital stock of each of Silica and Stone Materials Company LLC, the Parent Guarantor shall cease to own, directly or indirectly, 100% of the capital stock of the Borrower or USS

     Holdings, Inc. shall cease to own, directly or indirectly, 100% of the capital stock of the Parent Guarantor; or

               (m) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $1,000,000 and is reasonably expected to have a Material Adverse Effect; or

               (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $200,000 per annum and is reasonably expected to have a Material Adverse Effect; or

               (o) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $200,000 and is reasonably expected to have a Material Adverse Effect; or

               (p) the occurrence of a "Change of Control" as defined in the Subordinated Debt Documents;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower or the Canadian Borrower, as applicable, declare the obligation of each Appropriate Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02 (f)), of each Canadian Lender to create and/or purchase Bankers' Acceptances and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower or the Canadian Borrower, as applicable, declare the Advances, all interest thereon and all other amounts payable under this Agreement, the Notes, if any, and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Canadian Borrower; provided, however, that in the
                                                  --------  -------
event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(f)), of each Canadian Lender to create and/or purchase Bankers' Acceptances and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and
(y) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower and the Canadian Borrower.

          SECTION 6.02.  Actions in Respect of the Letters of Credit and
                         -----------------------------------------------
Bankers' Acceptances upon Default.  If any Event of Default shall have occurred
---------------------------------
and be continuing, the Agent may, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, (a) make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Agent on behalf of the Lender Parties in same day funds at the Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding and (b) make demand upon the Canadian Borrower to, and forthwith upon such demand, the Canadian Borrower will, pay to the Agent on behalf of the Canadian Lenders in same day funds at the Agent's office designated in such demand, for deposit in the Canadian Cash Collateral Account, an amount equal to the aggregate Face Amount of all Bankers' Acceptances then outstanding. If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim. If at any time the Agent determines that any funds held in the Canadian Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Canadian Lenders or that the total amount of such funds is less than the aggregate Face Amount of all Bankers' Acceptances, the Canadian Borrower will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the Canadian Cash Collateral Account, an amount equal to the excess of (a) such aggregate Face Amount over (b) the total amount of funds, if any, then held in the Canadian Cash Collateral Account that the Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                                   THE AGENT

          SECTION 7.01.  Authorization and Action.  Each Lender Party (in its
                         ------------------------
capacities as a Lender, an Issuing Bank (if applicable), the Swing Line Bank (if applicable) and a potential Hedge Bank) hereby appoints and authorizes the Agent and any Sub-Agent appointed by the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent and the Sub-Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of Debt resulting from the Advances), the Agent and the Sub-Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Agent and the Sub-Agent shall not be required to
--------  -------
take any action that exposes the Agent or the Sub-Agent, as the case may be, to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Agent further agrees to deliver to each Lender Party copies of each financial statement, Business Plan or other document furnished to the Agent pursuant to Section 5.03(b), (c), (d) or (e).

          SECTION 7.02.  Agent's Reliance, Etc.  Neither the Agent, the Sub-
                         ---------------------
Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent and the Sub-Agent: (a) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03.  BNP and Affiliates.  With respect to its Commitments,
                         ------------------
the Advances made by it and any Notes issued to it, BNP shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Agent; and the term "Lender Party" or "Lenders Parties" shall, unless otherwise expressly indicated, include BNP in its individual capacity. BNP and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if BNP were not the Agent and without any duty to account therefor to the Lender Parties.

          SECTION 7.04.  Lender Party Credit Decision.  Each Lender Party
                         ----------------------------
acknowledges that it has, independently and without reliance upon the Agent or any other Lender Party and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Agent, the Sub-Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05.  Indemnification.  (a)  Each Lender Party severally
                         ---------------
agrees to indemnify the Agent and the Sub-Agent (to the extent not promptly reimbursed by the Borrower or the Canadian Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent or the Sub-Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender
                                               --------  -------
Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's or the Sub-Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Agent and the Sub-Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Agent or the Sub-Agent is not promptly reimbursed for such costs and expenses by the Borrower or the Canadian Borrower. For purposes of this Section 7.05, the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties,
(b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) their respective pro rata shares of the aggregate Face Amount of all Bankers' Acceptances outstanding at such time, (d) the aggregate unused portions of their respective Term

Commitments at such time and (e) their respective Unused Working Capital Commitments, Unused Acquisition Commitments and Unused Canadian Commitments at such time. The failure of any Lender Party to reimburse the Agent or the Sub-Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Agent or the Sub-Agent for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          (b) Each Lender Party severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided, however, that no Lender
                                               --------  -------
Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time,
(c) their respective pro rata shares of the aggregate Face Amount of all Bankers' Acceptances outstanding at such time, (d) the aggregate unused portions of their respective Term Commitments at such time and (e) their respective Unused Working Capital Commitments and Unused Acquisition Commitments at such time. The failure of any Lender Party to reimburse such Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to such Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Issuing Bank for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          SECTION 7.06. Successor Agents. (a) The Agent.  The Agent may resign
                        ----------------      ---------
at any time by giving written notice thereof to the Lender Parties, the Borrower and the Canadian Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent with the consent (unless a Default has occurred and is continuing) of the Borrower and the Canadian Borrower (not to be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent with the consent (unless a Default has occurred and is continuing) of the Borrower and the Canadian Borrower (not to be unreasonably withheld), which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          (b)  The Sub-Agent. The Sub-Agent may resign at any time by giving
               -------------
written notice thereof to the Agent and may be removed at any time with or without cause by written request of the Agent. The Agent shall be entitled to appoint a successor Sub-Agent, which shall be a resident in Canada for purposes of the Income Tax Act (Canada) and which shall be, so long as no Default has occurred and is continuing, subject to the approval of the Borrower, which approval shall not be unreasonably withheld or delayed. The Sub-Agent has been designated under this Agreement to carry out duties of the Agent with respect of the Canadian Facility. The Sub-Agent shall be subject to each of the obligations in this Agreement and the Collateral Documents to be performed by the Sub-Agent, and each of the Borrower, the Canadian Borrower and the Lenders agrees that the Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Agent under this Agreement and the Collateral Documents as relate to the performance of its obligations hereunder and thereunder.


                                 ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01.  Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement or any Notes or any other Loan Document, nor any consent to any departure by the Borrower or the Canadian Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
(a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the initial extension of credit hereunder, Section 3.02, (ii) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provisions of any Loan Document to the extent that such change changes the percentage of
(w) the Commitments, (x) the aggregate unpaid principal amount of the Advances,
(y) the aggregate Available Amount of outstanding Letters of Credit or (z) the aggregate Face Amount of outstanding Bankers' Acceptances that, in each case, shall be required for the Lenders or any of them to take any action hereunder,
(iii) release all or substantially all of the Collateral in any transaction or series of related transactions, permit the creation, incurrence, assumption or existence of any senior Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents or release all or substantially all the Subsidiary Guarantors from their obligations under the Subsidiary Guaranties (or limit substantially all their liability in respect thereof), as applicable (other than in accordance with the Subsidiary Guaranties, as applicable), or (iv) amend this Section 8.01, (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Term A Facility, the Term B Facility, the Working Capital Facility, the Canadian Facility or the Acquisition Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Advances payable to such Lender or any fees or other amounts payable hereunder to such Lender or
(iii) postpone any date fixed for any scheduled payment of principal of, or interest on, the Advances payable to such Lender or any fees or other amounts payable hereunder to such Lender, (c) no amendment, waiver or consent shall change the allocation among the Facilities of any prepayment set forth in
Section 2.07, or the order of application of any such prepayment to the remaining principal installments thereof, unless in writing and, with respect to each Facility adversely affected thereby, signed by Lenders owed or holding at least 51% of the aggregate principal amount of the Advances under such Facility (plus, if such Facility is the Working Capital Facility, the Unused Working Capital Commitments, or if such Facility is the Acquisition Facility, the Unused Acquisition Commitments) outstanding at such time and (d) no amendment, waiver or consent shall change the rights of the Term B Lenders to decline prepayments as provided in Section 2.07(c), unless in writing and signed by Term B Lenders holding at least 51% of the Term B Advances outstanding at such time; provided
                                                                      --------
further that no amendment, waiver or consent shall, unless in writing and signed
-------
by each Issuing Bank and the Swing Line Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Banks or the Swing Line Bank, as the case may be, under this

Agreement; and provided further that no amendment, waiver or consent shall,
               -------- -------
unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement.

          Upon any sale, lease, transfer or other disposition of any item of real or personal property in accordance with the terms of the Loan Documents, the Agent, Mortgagee, Grantee or Beneficiary (each as defined in the Mortgages), as the case may be, will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the release of such item of real or personal property from the Collateral Documents.

          SECTION 8.02.  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Parent Guarantor, BMAC Holdings, Inc., c/o Better Minerals & Aggregates Company, Route 522 North, P.O. Box 187, Berkeley Springs, WV 25411; if to the Borrower, Better Minerals & Aggregates Company, Route 522 North, P.O. Box 187, Berkeley Springs, WV 25411; if to the Canadian Borrower, George F. Pettinos (Canada) Limited, c/o Better Minerals & Aggregates Company, Route 522 North, P.O. Box 187, Berkeley Springs, WV 25411, Attention: Chief Financial Officer/Treasurer, telecopier number (304) 258-3500, with a copy to USS Holdings, Inc., c/o D. George Harris & Associates, Inc., 399 Park Avenue, 32nd Floor, New York, NY 10022, Attention: Treasurer, telecopier number (212) 207-6440; if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office or Canadian Domestic Lending Office, as applicable, specified opposite its name on
Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office or Canadian Domestic Lending Office, as applicable, specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Agent, at its address at 499 Park Avenue, New York, New York 10022, Attention:
Structured Finance Group, telecopier number (212) 418-8269; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or delivered, be effective when received by the addressee, except that notices and communications to the Agent pursuant to
Article II, III or VII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          SECTION 8.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender Party or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Costs and Expenses.  (a)  The Borrower and the Canadian
                         ------------------
Borrower hereby agree to pay on demand (i) all reasonable out-of-pocket costs and expenses of Chase Securities Inc., the Agent and the Sub-Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all reasonable due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for Chase Securities Inc., the Agent and the Sub-Agent with respect thereto, with respect to advising Chase Securities Inc., the Agent or the Sub-Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents (and with respect to the Mortgages, the granting and recording of the Mortgages and the administration thereof), with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto relating to any Loan Party or any of its Subsidiaries) and (ii) all costs and expenses of the Agent, the Sub-Agent and the Lender Parties in connection with the enforcement (upon and during the continuance of an Event of Default) of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally relating to any Loan Party or any of its Subsidiaries (including, without limitation, the reasonable fees and expenses of counsel for the Agent, the Sub-Agent and each Lender Party with respect thereto); provided that, in the case of fees and expenses of counsel for
                  --------
Chase Securities Inc., the Agent, the Sub-Agent and the Lender Parties, the Borrower and the Canadian Borrower shall be obligated to pay only the fees and expenses of a single counsel in any one jurisdiction as to which no conflict of interest exists.

          (b) The Borrower and the Canadian Borrower hereby agree to indemnify and hold harmless the Agent, the Sub-Agent, each Lender Party and each of their Affiliates and their officers, trustees, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims,
                    -----------------
damages, losses, liabilities and reasonable expenses (including, without limitation, reasonable fees and expenses of counsel; provided that, in the case
                                                     --------
of fees and expenses of counsel for the Indemnified Parties, the Borrower and the Canadian Borrower shall be obligated to pay only the fees and expenses of a single counsel in any one jurisdiction) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities, the actual or proposed use of the proceeds of the Advances, the Bankers' Acceptances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition (including, without limitation, any Permitted Acquisition and any of the other transactions contemplated hereby) by the Borrower, the Canadian Borrower or any of their Subsidiaries or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided that neither the Borrower nor
                                        --------
the Canadian Borrower shall be liable for any waiver, release or settlement of any litigation or proceeding entered into by any Indemnified Party without the Borrower's or the Canadian Borrower's prior written consent, as applicable, which shall not be unreasonably withheld and provided further that to the extent
                                             -------- -------
any such Indemnified Party shall be required to refund to the Borrower or the Canadian Borrower any amount as a result of such judgment, the Agent or any Lender Party, as the case may be, shall be responsible for the amount of any such refund required to be made on behalf of each of its respective Affiliates and their officers, directors, employees, agents and advisors. The Parent Guarantor, the Borrower and the Canadian Borrower also agree not to assert any claim against the Agent, the Sub-Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances, the Bankers' Acceptances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby or for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent such damages result from the gross negligence or wilful misconduct of the Agent, the Sub-Agent, any Lender Party or any of their Affiliates.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.10(b)(i) or 2.12(d), or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance (but, in any event, excluding any loss of profits and the Applicable Margin applicable to such Advances).

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent, the Sub-Agent or any Lender Party, in its sole discretion.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.12 and 2.14 and this Section
8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 8.05.  Right of Set-off.  Upon (a) the occurrence and during
                         ----------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower or the Canadian Borrower, as the case may be, against any and all of the Obligations of such Borrower or Canadian Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower or the Canadian Borrower, as the case may be, after any such set-off and application; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

          SECTION 8.06.  Binding Effect.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Borrower, the Canadian Borrower and the Agent and when the Agent shall have been notified by each Initial Lender and the initial Issuing Bank hereunder that such Initial Lender and such initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 8.07.  Assignments and Participations.  (a)  Each Lender may
                         ------------------------------
assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) each such assignment shall be
                      --------  -------
of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an Affiliate or Related Fund of a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be in an integral multiple of $500,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted without the consent of the Agent and, in the case of any assignment to an Eligible Assignee other than a Lender or an Affiliate or Related Fund of a Lender or a Federal Reserve Bank and so long as no Event of Default has occurred and is continuing, the Borrower (which consent shall not be unreasonably withheld), (v) no such assignment shall be effective before the earlier of (A) October 30, 1999 and (B) such time as Chase Securities Inc. shall have notified the Lender Parties, the Borrower and the Canadian Borrower that syndication of the Commitments hereunder has been completed, and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes, if any, subject to such assignment and, except in the case of any assignment to a Lender, an Affiliate of a Lender or a Related Fund of a Lender, a processing and recordation fee of $2,500.

          (b) With the consent of the Borrower, which shall not be unreasonably withheld, the Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an
          --------  -------
Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $2,500.

          (c) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

          (d) By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, the Canadian Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (e) The Agent shall maintain at its address referred to in Section
8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for
 --------
all purposes, absent manifest error, and the Borrower, the Canadian Borrower, the Agent and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Canadian Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes requested by the Assignee subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. No assignment shall be effective unless the Assignment and Acceptance has been registered in the Register as provided in this Section 8.07(f).

          (g) Each Lender Party may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and any Note or Notes held by it) to any Person other than any Loan Party or any of its Subsidiaries or Affiliates; provided,
                                                              --------
however, that (i) such Lender Party's obligations under this Agreement
-------
(including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of such Advances and any such Note for all purposes of this Agreement, (iv) the Borrower, the Canadian Borrower, the Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would increase any Commitment subject to such participation or subject such participant to any additional obligations, reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral and (vi) no participant under any such participation shall be entitled to amounts otherwise payable to it with respect to its participations under Sections 2.12, 2.14 or 8.04(c), unless such amount would have been payable to the Lender Party that sold such participation if such participation had not been sold.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or the Canadian Borrower furnished to such Lender Party by or on behalf of such Borrower or such Canadian Borrower; provided, however, that, prior to any such disclosure, the assignee or
          --------  -------
participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System, and any Lender Party that is a fund that invests in commercial loans may, without the consent of the Borrower or the Agent, pledge or assign all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) to any trustee or any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities, provided that no such pledge or assignment shall release a Lender Party from any
--------
of its obligations hereunder, substitute any such pledgee or assignee for such Lender Party as party hereto or increase the obligations of the Borrower hereunder.

          SECTION 8.08.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 8.09.  No Liability of the Issuing Bank.  The Borrower assumes
                         --------------------------------
all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not strictly comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit as long as any such documents shall substantially so comply; or (d) any other similar circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the
                                                              ------
Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 8.10.  Confidentiality.  Neither the Agent nor any Lender
                         ---------------
Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) (i) to the Agent's or such Lender Party's Affiliates or any Related Fund of such Lender Party and their officers, directors, employees, agents and advisors, (ii) in the case of any Lender Party that is a fund that invests in commercial loans, to representatives of holders of obligations owed or securities issued by such Lender Party or to ratings agencies that rate the portfolio of such Lender Party and (iii) to actual or prospective Eligible Assignees and participants, and in each case only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating insurance companies, banks or banking (including the National Association of Insurance Commissioners).

          SECTION 8.11.  Jurisdiction, Etc.  (a)  Each of the parties hereto
                         ------------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Canadian Borrower hereby agrees that service of process in any such action or proceeding brought in any such New York State court or in such federal court may be made upon the Borrower at its address for notices as provided for in Section 8.02 and the Canadian Borrower hereby irrevocably appoints the Borrower its authorized agent to accept such service of process, and agrees that the failure of the Borrower to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. The Canadian Borrower hereby further irrevocably consents to the service of process in any action or proceeding to such Canadian Borrower at its address specified pursuant to Section 8.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have (x) to serve legal process in any other manner permitted by law, or (y) to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 8.12.  Judgment.  (a) To the extent permitted by applicable
                         --------
law, if for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase U.S. Dollars with such other currency at BNP's principal office in New York City at 11:00 A.M. (New York City) time on the Business Day preceding that on which final judgment is given.

          (b) To the extent permitted by applicable law, if for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in a foreign currency into U.S. Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such foreign currency with U.S. Dollars at BNP's principal office in BNP at 11:00 A.M. (New York City) time on the Business Day preceding that on which final judgment is given.

          (c) To the extent permitted by applicable law, the obligation of the Borrower or the Canadian Borrower in respect of any sum due in U.S. Dollars from it to any Lender Party or the Agent hereunder shall, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender Party or the Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Lender Party or the Agent (as the case may be) may in accordance with normal banking procedures purchase U.S. Dollars with such other currency; if the U.S. Dollars so purchased are less than such sum due to such Lender Party or the Agent (as the case may be) in U.S. Dollars, such Borrower or such Canadian Borrower, as the case may be, agrees, to the extent permitted by applicable law, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender Party or the Agent (as the case may be) against such loss, and if the U.S. Dollars so purchased exceed such sum due to any Lender Party or the Agent (as the case may be) in U.S. Dollars, such Lender Party or the Agent (as the case may be) agrees to remit to such Borrower or such Canadian Borrower, as the case may be, such excess.

          SECTION 8.13.  Governing Law.  This Agreement and the Notes, if any,
                         -------------
shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 8.14.  Waiver of Jury Trial.  Each of the Loan Parties, the
                         --------------------
Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          SECTION 8.15.  Power of Attorney.  The Canadian Borrower may from time
                         -----------------
to time authorize and appoint the Borrower as its attorney-in-fact to execute and deliver (a) any amendment, waiver or consent in accordance with Section 8.01 on behalf of and in the name of the Canadian Borrower and (b) any notice or other communication hereunder, on behalf of and in the name of the Canadian Borrower. Such authorization shall become effective as of the date on which the Canadian Borrower delivers to the Agent a power of attorney enforceable under applicable law and any additional information to the Agent as necessary to make such power of attorney the legal, valid and binding obligation of the Canadian Borrower.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              BMAC HOLDINGS, INC.,
                              as Parent Guarantor

                              By /s/ Richard Nick
                                 ----------------------------------------
                                 Name:  Richard Nick
                                 Title: Vice President


                              BETTER MINERALS & AGGREGATES
                              COMPANY, as Borrower


                              By /s/ Richard Nick
                                 ----------------------------------------
                                 Name:  Richard Nick
                                 Title: Vice President


                              GEORGE F. PETTINOS (CANADA)
                              LIMITED, as Canadian Borrower


                              By /s/ Richard Nick
                                 ----------------------------------------
                                 Name:  Richard Nick
                                 Title: Vice Presiden


                              THE CHASE MANHATTAN BANK,

                              By /s/ Thomas H. Kozlark
                                 ----------------------------------------
                                 Name:  Thomas H. Kozlark
                                 Title: Vice President

                                        CHASE SECURITIES INC.,

                                        By /s/ Thomas H. Kozlark
                                           ------------------------------------
                                           Name:  Thomas H. Kozlark
                                           Title: Vice President

                                        BANQUE NATIONALE DE PARIS,
                                        as Agent, Initial Lender,
                                        Swing Line Bank and Initial Issuing Bank


                                        By /s/ Richard Cushing
                                           -------------------------------------
                                           Name:  Richard Cushing
                                           Title: Director

                                        By /s/ Paul Barnes
                                           -------------------------------------
                                           Name:  Paul Barnes
                                           Title: Assistant Vice President

                                        BANQUE NATIONALE DE PARIS (CANADA),
                                        as Canadian Lender and Sub-Agent

                                        By /s/ Lee Chin Hock
                                           -------------------------------------
                                           Name:  Lee Chin Hock
                                           Title: Senior Vice President
                                                  General Manager
                                                  Ontario, Manitoba,

                                        Saskatchewan

                                        By /s/ Don R. Lee
                                           -------------------------------------
                                           Name:  Don. R. Lee
                                           Title: Vice President
                                                  Corporate Banking

                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By: /s/ Clifford L. Wells
                                            ------------------------------------
                                            Name: Clifford L. Wells
                                            Title: Vice President


                                        By: /s/ William W. Hunter
                                            ------------------------------------
                                            Name:  William W. Hunter
                                            Title: Vice President

                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND II, INC.


                              By:  /s/ Paul Travers
                                   --------------------------------------
                                   Name:  Paul Travers
                                   Title: Authorized Signatory


                              PRINCIPAL LIFE INSURANCE COMPANY

                              By:  Principal Capital Management LLC, a
                                   Delaware limited liability company, its
                                   authorized signatory


                              By:  /s/ Jon C. Heiny
                                   --------------------------------------
                                   Name:  Jon C. Heiny
                                   Title: Counsel


                              By:  /s/ Jody J. Lamberth
                                   --------------------------------------
                                   Name:  Jody J. Lamberth
                                   Title: Authorized Signatory


                              MORGAN STANLEY DEAN WITTER PRIME
                              INCOME TRUST


                              By:  /s/ Peter Gewirtz
                                   --------------------------------------
                                   Name:  Peter Gewirtz
                                   Title: Authorized Signatory


                              NATIONAL BANK OF CANADA


                              By:  /s/ Eric L. Moore
                                   --------------------------------------
                                   Name:  Eric L. Moore
                                   Title: Vice President

                              By:  /s/ Donald P. Haddad
                                   --------------------------------------
                                   Name:  Donald P. Haddad
                                   Title: Vice President/Manager


                              FIRST SOURCE FINANCIAL LLP

                              By:  First Source Financial, Inc.,
                                   its Agent/Manager


                              By:  /s/ Pamela D. Eskin
                                   --------------------------------------
                                   Name:  Pamela D. Eskin
                                   Title: Vice President


                              BOEING CAPITAL CORPORATION


                              By:  /s/ James C. Hammersmith
                                   --------------------------------------
                                   Name:  James C. Hammersmith
                                   Title: Senior Documentation Officer


                              BANK POLSKA KASA OPIEKI S.A.
                              NEW YORK BRANCH


                              By:  /s/ Hussein El Tavzel
                                   --------------------------------------
                                   Name:  Hussein El Tavzel
                                   Title: Vice President

                              THE TRAVELERS INSURANCE COMPANY


                              By:  /s/ Allen R. Cantrell
                                   ------------------------------------
                                   Name:  Allen R. Cantrell
                                   Title: Investment Officer


                              TRAVELERS CORPORATE LOAN FUND INC.

                              By: Travelers Asset Management International Corporation


                              By:  /s/ Allen R. Cantrell
                                   ------------------------------------
                                   Name:  Allen R. Cantrell
                                   Title: Investment Officer


                              ABN AMRO BANK N.V.


                              By:  /s/ Louis K. McLinden, Jr.
                                   ------------------------------------
                                   Name:  Louis K. McLinden, Jr.
                                   Title: Vice President


                              By:  /s/ Gregory D. Amoroso
                                   ------------------------------------
                                   Name:  Gregory D. Amoroso
                                   Title: Senior Vice President


                              HELLER FINANCIAL, INC.


                              By:  /s/ Scott Ziemke
                                   ------------------------------------
                                   Name:  Scott Ziemke
                                   Title: Assistant Vice President


                              ARCHIMEDES FUNDING, L.L.C.

                              By:  ING Capital Advisors LLC,
                                   as its Collateral Manager


                              By:  /s/ Helen Y. Rhee
                                   ---------------------------------------
                                   Name:  Helen Y. Rhee
                                   Title: Vice President and Portfolio Manager

                              ARCHIMEDES FUNDING II, LTD.

                              By:  ING Capital Advisors LLC,

                                   as its Collateral Manager


                              By:  /s/ Helen Y. Rhee
                                   ---------------------------------------
                                   Name:  Helen Y. Rhee
                                   Title: Vice President and Portfolio Manager


                              KZH-ING-1 LLC


                              By:  /s/ Peter Chin
                                   ---------------------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent


                              KZH-ING-2 LLC


                              By:  /s/ Peter Chin
                                   ---------------------------------------
                                   Name:  Peter Chin
                                   Title: Authorized Agent


                              BALANCED HIGH-YIELD FUND I LTD.

                              By:  BHF (USA) Capital Corporation,

                                   as Attorney-In-Fact


                              By:  /s/ John Zapalac
                                   ---------------------------------------
                                   Name:  John Zapalac
                                   Title: Associate


                              By:  /s/ Ralph Della Rocca
                                   ---------------------------------------
                                   Name:  Ralph Della Rocca
                                   Title: Assistant Vice President

NATIONAL CITY BANK


By:  /s/ Wilmer J. Jacobs
     -----------------------------------------
     Name:  Wilmer J. Jacobs
     Title: Assistant Vice President


FIRST UNION NATIONAL BANK


By:  /s/ W. Garreth Horan
     -----------------------------------------
     Name:  W. Gareth Horan
     Title: Vice President


METROPOLITAN LIFE INSURANCE COMPANY


By:  /s/ James Dingler
     -----------------------------------------
     Name:  James Dingler
     Title: Director


FRANKLIN FLOATING RATE TRUST


By:  /s/ Chauncey Lufkin
     -----------------------------------------
     Name:  Chauncey Lufkin
     Title: Vice President


PPM SPYGLASS FUNDING TRUST


By:  /s/ Kelly C. Walker
     -------------------
     Name:  Kelly C. Walker
     Title: Authorized Agent